UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
of 1934 (Amendment No.    )
Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ]Preliminary Proxy Statement
[  ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]Definitive Proxy Statement
[  ]Definitive Additional Materials
[  ]Soliciting Material Pursuant to §240.14a-12

ASSOCIATED BANC-CORP
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
[x]No fee required
[  ]Fee paid previously with preliminary materials
[  ]Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11
2025 Proxy Statement
Notice of Annual Meeting of Shareholders
To Be Held on April 29, 2025
March 17, 2025
To Our Shareholders:
You are cordially invited to attend the Annual Meeting of Shareholders of Associated Banc-Corp scheduled for 11:00 a.m.
(CDT) on Tuesday, April 29, 2025, which will be conducted solely online via a live webcast. You will be able to attend the
Annual Meeting of Shareholders of Associated Banc-Corp online, vote your shares electronically, and submit questions prior to and during the meeting by visiting www.virtualshareholdermeeting.com/ASB2025.
On or about March 17, 2025, we began mailing a Notice of Internet Availability of Proxy Materials (Notice) to our shareholders informing them that our Proxy Statement and our 2024 Form 10‑K, along with voting instructions, are available online. As more fully described in the Notice, shareholders may choose to access our proxy materials on the Internet or may request paper copies. This allows us to conserve natural resources and reduces the cost of printing and distributing the proxy materials, while providing our shareholders with access to the proxy materials in a fast, easily accessible and efficient manner.
The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of
Shareholders and Proxy Statement.
We appreciate your interest in Associated Banc-Corp and hope you will be able to join us at the Annual Meeting.
Sincerely,
John (Jay) B. Williams
Chairman of the Board
Andrew J. Harmening
President and CEO
433 Main Street
Green Bay, Wisconsin 54301
________________________
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Tuesday, April 29, 2025
Virtual Meeting at 11:00 a.m. (CDT)
www.virtualshareholdermeeting.com/ASB2025
Items of Business:
1.The election of 13 individuals recommended by the Board of Directors to serve as directors.
2.The approval of the Associated Banc-Corp 2025 Equity Incentive Plan.
3.Advisory approval of Associated Banc-Corp’s named executive officer compensation.
4.The ratification of the selection of KPMG LLP as the independent registered public accounting firm for Associated Banc-
Corp for the year ending December 31, 2025.
5.Such other business as may properly come before the meeting and all adjournments thereof.
Who May Vote:
You may vote if you were a shareholder of record on March 7, 2025.
How to Attend the Annual Meeting of Shareholders:
The Annual Meeting of Shareholders will be a completely virtual meeting, with no physical location. To be admitted to the
Annual Meeting of Shareholders at www.virtualshareholdermeeting.com/ASB2025, you must enter the control number on your proxy card, voting instruction form or Notice of Internet Availability you previously received. Regardless of whether you plan to attend the Annual Meeting of Shareholders, we encourage you to vote and submit your proxy in advance of the meeting by one of the methods described below. You also may vote online during the Annual Meeting of Shareholders by following the instructions provided on the meeting website during the meeting. For more information, please see page 3 of the accompanying
Proxy Statement.
YOUR VOTE IS IMPORTANT.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON APRIL 29, 2025:
Associated Banc-Corp’s Proxy Statement and 2024 Form 10-K are available online at http://
materials.proxyvote.com/045487.
YOU ARE ENCOURAGED TO USE ONE OF THE FOLLOWING METHODS TO VOTE IN ADVANCE OF THE
ANNUAL MEETING OF SHAREHOLDERS, NO LATER THAN 11:59 P.M. ET ON APRIL 28, 2025:
BY INTERNET - www.proxyvote.com.
BY TELEPHONE AT 1-800-690-6903.
IF YOU DO NOT VOTE BY INTERNET OR TELEPHONE, YOU ARE URGED TO SIGN, DATE, AND PROMPTLY
RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES
AND TO HELP ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. REGARDLESS OF THE
NUMBER OF SHARES YOU HOLD, THE PROMPT RETURN OF YOUR SIGNED PROXY OR YOUR PROMPT
VOTE BY INTERNET OR TELEPHONE WILL AID ASSOCIATED BANC-CORP BY REDUCING THE EXPENSE
OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF YOUR PROXY DOES NOT AFFECT YOUR
RIGHT TO VOTE IF YOU ATTEND THE MEETING VIRTUALLY.
Randall J. Erickson
Executive Vice President,
General Counsel &
Corporate Secretary
Green Bay, Wisconsin
March 17, 2025

OTHER MATTERS THAT MAY COME BEFORE THE MEETING	68
SHAREHOLDER PROPOSALS	68
APPENDIX A: ASSOCIATED BANC-CORP 2025 EQUITY INCENTIVE PLAN	A-i
APPENDIX B: RECONCILIATION OF NON-GAAP FINANCIAL MEASURES	B-1

PROXY STATEMENT
GENERAL INFORMATION

PURPOSE
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of
Associated Banc-Corp (“Associated”) to be voted at the Annual Meeting of Shareholders at 11:00 a.m. (CDT) on Tuesday,
April 29, 2025, (the “Annual Meeting”), which will be held virtually at www.virtualshareholdermeeting.com/ASB2025, and at any and all adjournments of the Annual Meeting.
The cost of solicitation of proxies will be borne by Associated. In addition to solicitation by mail, some of Associated’s directors, officers, and colleagues may, without extra compensation, solicit proxies by telephone or personal interview.
Associated has retained Innisfree M&A Incorporated to solicit proxies for the Annual Meeting from brokers, bank nominees and other institutional holders.  Associated has agreed to pay Innisfree M&A Incorporated $50,000 for shareholder engagement consulting, analytics and proxy solicitation services. Arrangements will be made with brokerage houses, custodians, nominees, and other fiduciaries to send proxy materials to their principals, and they will be reimbursed by Associated for postage and clerical expenses.

INTERNET AVAILABILITY OF PROXY MATERIALS
Securities and Exchange Commission (“SEC”) rules allow us to make our Proxy Statement and other annual meeting materials available to you on the Internet. On or about March 17, 2025, we began mailing a Notice of Internet Availability of Proxy
Materials (the “Notice”) to our shareholders advising them that this Proxy Statement and our  Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”), along with voting instructions, may be accessed over the Internet at www.virtualshareholdermeeting.com/ASB2025. You may access these materials and vote your shares over the Internet, or request that a printed copy of the proxy materials be sent to you. If you want to receive a paper or e-mail copy of these materials, you must make the request over the Internet at www.proxyvote.com, by calling toll free 1-800-579-1639, or by sending an e-mail to sendmaterial@proxyvote.com, on or before April 15, 2025. There is no charge to you for requesting a paper or e-mail copy from sendmaterial@proxyvote.com. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via e-mail unless you change your election.

WHO CAN VOTE
The Board has fixed the close of business on March 7, 2025, as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. Each share of Associated’s common stock, par value $0.01 (the “Common Stock”), is entitled to one vote on each matter to be voted on at the Annual Meeting. No other class of securities will be entitled to vote at the Annual Meeting.

QUORUM AND SHARES OUTSTANDING
The presence, in person or by proxy, of the majority of the outstanding shares of Common Stock entitled to vote at the Annual
Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. There were 165,639,127 shares of Common Stock issued and outstanding at the close of business on the Record Date.

REQUIRED VOTES
The number of affirmative votes required to approve each of the proposals to be considered at the Annual Meeting is as follows:
Proposal 1 - Election of Directors
The 13 nominees who receive the largest number of affirmative votes cast at the Annual Meeting will be elected as directors.
Under Associated’s Corporate Governance Guidelines, any nominee in an uncontested election who receives a greater number of votes “withheld” from than votes “FOR” his or her election is required to tender his or her resignation following certification of the shareholder vote. The Corporate Governance and Social Responsibility Committee is required to make a recommendation to the Board with respect to any such letter of resignation, and the Board is required to take action with respect to this recommendation and to disclose its decision and decision-making process.
Other Proposals
The affirmative vote of a majority of the votes cast is required to approve each of the other proposals.

ABSTENTIONS AND BROKER NON-VOTES
Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to shareholders for a vote. However, in accordance with the rules of the New York Stock Exchange (the “NYSE”), abstentions will be counted as “votes cast” for purposes of the approval of the Associated Banc-Corp 2025 Equity Incentive Plan, giving them the effect of votes against the approval of this proposal. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter but will be considered as present and entitled to vote for purposes of determining the presence of a quorum for the meeting.

HOW YOU CAN VOTE
Shareholders are urged to vote as promptly as possible by Internet or telephone, or by signing, dating, and returning the proxy card in the envelope provided. If no specification is made, the shares will be voted “FOR” the election of the Board’s nominees for director, “FOR” the approval of the Associated Banc-Corp 2025 Equity Incentive Plan, “FOR” the advisory approval of
Associated’s named executive officer (“NEO”) compensation, and “FOR” the ratification of the selection of KPMG LLP as
Associated’s independent registered public accounting firm for 2025.
VOTE BY INTERNET - www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 28, 2025. Have your Notice or proxy card, if you have requested paper copies of the proxy materials, in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. You will be required to enter the unique control number imprinted on your
Notice or proxy card in order to vote online. The Internet voting procedures are designed to authenticate shareholders’
identities, to allow shareholders to provide their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. You should be aware that there might be costs associated with your electronic access, such as usage charges from Internet access providers and telephone companies. If you vote by Internet, please do not mail your proxy card.
VOTE BY TELEPHONE - 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions no later than
11:59 p.m. Eastern Time on April 28, 2025. Have your Notice or proxy card, if you have requested paper copies of the proxy materials, in hand when you call and then follow the instructions. If you vote by telephone, please do not mail your proxy card.
AT THE VIRTUAL ANNUAL MEETING - You also may vote online during the Annual Meeting by following the instructions provided on the meeting website during the Annual Meeting. For additional information, see the section below entitled “Virtual Meeting Information.”

REVOCATION OF PROXY
Proxies may be revoked at any time prior to the time they are exercised by filing with the Corporate Secretary of Associated a written revocation or a duly executed proxy bearing a later date, or by voting at the Annual Meeting via the meeting platform.
Proxies may not be revoked by telephone, and may not be revoked via the Internet prior to the Annual Meeting.
The Corporate Secretary of Associated is Randall J. Erickson, 433 Main Street, Green Bay, Wisconsin 54301.

VIRTUAL MEETING INFORMATION
Associated has determined to hold a completely virtual meeting to leverage technology to provide expanded access, improved communication and cost savings for our shareholders and for Associated.
There will not be a physical location for the Annual Meeting.
To participate in the Annual Meeting, please visit www.virtualshareholdermeeting.com/ASB2025 and enter the 16-digit control number included on your proxy card, or on the instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 10:45 a.m. CDT on the meeting date. The Annual Meeting will begin promptly at 11:00 a.m.
CDT.
Please allow yourself sufficient time to log into the Annual Meeting and to ensure you can hear the streaming audio before the meeting starts.
You will be able to submit questions during the Annual Meeting by following the instructions provided on the meeting website.
We will answer questions relevant to meeting matters that comply with the meeting rules of conduct during the Annual
Meeting.  You will also be able to examine our shareholder list during the Annual Meeting by following the instructions provided on the meeting website.
If you encounter any technical difficulties with the virtual meeting website on the meeting day, please call the technical support number that will be posted on the virtual meeting log-in page.

PROPOSAL 1:
ELECTION OF DIRECTORS
Each director elected at the Annual Meeting will serve for a one-year term expiring at the 2026 Annual Meeting and until his or her successor is duly elected and qualified. The term of each current director listed under “Nominees for Election to Our Board”
expires at the Annual Meeting.
Unless otherwise directed, all proxies will be voted “FOR” the election of each of the individuals nominated to serve as directors. The biographical information below for each nominee includes the specific experience, qualifications, attributes or skills that led to the Corporate Governance and Social Responsibility Committee’s conclusion that such nominee should serve as a director. The 13 nominees receiving the largest number of affirmative votes cast at the Annual Meeting will be elected as directors. Under Associated’s Corporate Governance Guidelines, any nominee in an uncontested election who receives a greater number of votes “withheld” from than votes “FOR” his or her election is required to tender his or her resignation following certification of the shareholder vote. The Corporate Governance and Social Responsibility Committee is required to make a recommendation to the Board as to whether to accept any such resignation, and the Board is required to take action with respect to this recommendation and to disclose its decision and decision-making process.
Each nominee has consented to serve as a director, if elected, and as of the date of this Proxy Statement, Associated has no reason to believe that any of the nominees will be unable to serve.
Associated retained an outside consultant in its search for director candidates. Ms. Ludgate was recommended by the outside consultant.  Mr. Sullivan was recommended to the consultant by a current member of the Board, and was added to a list of potential candidates provided by the consultant to the Corporate Governance and Social Responsibility Committee for
consideration.
Other than as noted, the information presented below is as of March 7, 2025.

NOMINEES FOR ELECTION TO OUR BOARD

R. Jay Gerken
Director since 2014 Age: 73
Mr. Gerken is a director of more than 90 mutual funds with assets in excess of $140 billion associated with AllianceBernstein. Mr. Gerken served as the President and Chief Executive
Officer of Legg Mason Partners Fund Advisor, LLC from 2005 until June 2013. During that period, he was also the President and a director of the Legg Mason and Western Asset mutual funds complexes with combined assets in excess of $100 billion. Previously, Mr. Gerken served in a similar capacity at Citigroup Asset Management Mutual Funds from 2002 to 2005.
Mr. Gerken’s qualifications to serve as a director of Associated, member of the Audit
Committee and of the Enterprise Risk Committee include his extensive investment and financial experience, as well as his executive leadership roles at several large mutual funds.
Mr. Gerken is certified as a National Association of Corporate Directors Board Leadership
Fellow.  As a Chartered Financial Analyst with experience as a portfolio manager and in overseeing the preparation of financial statements, Mr. Gerken also meets the requirements of an audit committee financial expert.

Judith P. Greffin
Director since 2017 Age: 64
Ms. Greffin served as Executive Vice President and Chief Investment Officer at the Allstate
Corporation (NYSE: ALL) from 2008 to 2016. Prior to this position, Ms. Greffin held several other key positions at Allstate from 1990 to 2008. Ms. Greffin currently serves on the board of
Church Mutual Insurance Company and Trustmark Mutual Holding Company, and she serves as chair of the investment committee at both institutions. In addition, she serves on the boards of the Northwestern Medical Group, which is part of Northwestern Memorial Healthcare, where she serves as chair of the investment committee and as a member of the audit committee, the Field Museum of Natural History, and DePaul University, where she serves as the chair of the investment committee. She also serves on the board of Growing Community
Media.
Ms. Greffin’s qualifications to serve as a director of Associated and member of the Enterprise
Risk Committee and the Trust Committee include her extensive investment, strategy and risk mitigation background as well as her executive leadership experience at a large publicly traded company. Ms. Greffin is also a Chartered Financial Analyst.

Michael J. Haddad
Director since 2019 Age: 58
Mr. Haddad is the Chair of the Board of Directors of Schreiber Foods, Inc., an employee-
owned, international dairy company headquartered in Green Bay, Wisconsin, since 2019.  He served as President and Chief Executive Officer of Schreiber Foods, Inc. from 2009 to 2019, having served in a number of positions of increasing responsibility with the company since
1995.  Mr. Haddad is also a member of the Board of Directors of the Green Bay Packers, Inc.
and the Board of Directors of the John and Ingrid Meng Family Foundation. He also serves as chair of the 2025 NFL Draft Green Bay Host Committee.
Mr. Haddad’s qualifications to serve as a director of Associated and member of the Audit
Committee and of the Trust Committee include his extensive experience as a CEO and board member of a large global food company with annual revenues over $7 billion, and his long-
standing familiarity with the markets in which Associated is headquartered and serves. Mr.
Haddad also meets the requirements of an audit committee financial expert.

Andrew J. Harmening
Director since 2021 Age: 55
Mr. Harmening joined Associated Banc-Corp as President and Chief Executive Officer in
April 2021. Mr. Harmening has more than 25 years of industry experience. Prior to joining
Associated, Mr. Harmening served as senior executive vice president, consumer and business banking director for Huntington Bank from 2017 to 2021. Mr. Harmening serves on the board of the Boys and Girls Club of Greater Milwaukee and the Board of Trustees for Northwestern
Mutual.  Mr. Harmening also serves on the board of directors of the Metropolitan Milwaukee
Association of Commerce (MMAC).
Mr. Harmening’s qualifications to serve as a director and Chair of the Corporate Development
Committee include his extensive experience in the banking industry and his significant senior management experience at large financial institutions.

Robert A. Jeffe
Director since 2011 Age: 74
Mr. Jeffe is a Senior Operating Partner at BlackWatch, which provides strategic and financial advisory services to growth stage companies focused in the fintech and cleantech industries.
Mr. Jeffe has more than 35 years of investment banking experience, principally with Morgan
Stanley, where he served as Managing Director, Head of Global Energy and Natural
Resources Group, Co-Head of Corporate Finance and a member of the Investment Banking
Management Committee. Mr. Jeffe also served as Senior Vice President of Corporate
Business Development at General Electric Company from December 2001 to November 2004, and as a member of the Board of Directors of GE Capital from January 2002 to June 2004. In addition, Mr. Jeffe has served as a Board member for several energy and cleantech companies, including as Chairman and Co-Founder of Hawkwood Energy, a private oil and gas company based in Denver. He also served as Chairman of OAG Analytics, Inc., a data analytics and machine learning company for the oil and gas industry, from December 2017 to January 2021.
Mr. Jeffe’s qualifications to serve as a director of Associated and Chair of the Audit
Committee and a member of  the Corporate Development Committee and the Enterprise Risk
Committee include his extensive investment banking and corporate finance experience, as well as his leadership roles at several large financial institutions and energy companies and his
Board positions at these energy firms. Mr. Jeffe also meets the requirements of an audit committee financial expert.

Rodney Jones-Tyson
Director since 2024 Age: 56
Mr. Jones-Tyson is the Global Chief Human Resources Officer of Baird Financial Group, a
privately held, employee-owned financial services company.  Prior to this position, Mr. Jones-
Tyson held several other key positions at Baird including Chief Risk Officer from 2018 to
2021, Chief Operating Officer, Global Investment Banking from 2011 to 2018. Since 2022,
Mr. Jones-Tyson has served as a member of the Board of Trustees of Investors Real Estate
Trust, d/b/a, Centerspace (NYSE: CSR) where he serves as chair of the Compensation
Committee. Mr. Jones-Tyson received his MBA from the University of Chicago Booth School of Business and earned a Bachelor’s degree in Finance from the University of Maryland
College Park.
Mr. Jones-Tyson’s qualifications to serve as a director of Associated and member of the Audit
Committee include his background in human resources, and his over 30 years of experience working for global financial services companies.  Mr. Jones-Tyson brings a strong background with extensive leadership roles at a large financial services company. He also meets the requirements of an audit committee financial expert.

Eileen A. Kamerick
Director since 2007 Age: 65
Ms. Kamerick is an adjunct professor at leading law schools and consults on corporate governance and financial strategy matters. Ms. Kamerick has served as Chief Financial
Officer at several leading companies - Houlihan Lokey, Heidrick & Struggles International,
Inc., Leo Burnett, and BP Amoco Americas. She also currently serves as an independent director for VALIC Company I, serves as independent director for ACV Auctions
(NASDAQ:ACVA), where she serves as chair of the audit committee, and serves as Chairman of the Board of the Legg Mason closed-end funds, a mutual fund complex with approximately
$10 billion in assets.  She previously served on the board of directors of Hochschild Mining, plc from November 2016 to June 2023 and was a trustee for the 24 AIG and Anchor Trust
Funds from January 2018 until December 2021.  Ms. Kamerick has formal training in law, finance, and accounting.
Ms. Kamerick’s qualifications to serve as a director of Associated, Chair of the Corporate
Governance and Social Responsibility Committee and member of the Compensation and
Benefits Committee and the Corporate Development Committee include her executive-level responsibilities for the financial operations of both public and private companies, her board positions on public companies, and her experience as a frequent law school lecturer on corporate governance and corporate finance. She is also a National Association of Corporate
Directors Board Leadership Fellow. In addition, Ms. Kamerick has earned the National
Association of Corporate Directors Directorship Certification. In addition, Ms. Kamerick has earned the CERT, Certificate in Cybersecurity Oversight. In 2022, Ms. Kamerick attended the
NACD Master Class, a course designed for experienced public company board and board committee leaders. In 2022, Ms. Kamerick also was recognized as an NACD Directorship 100 honoree. Although Ms. Kamerick is not currently serving on Associated’s Audit Committee, she meets the requirements of an audit committee financial expert.

Gale E. Klappa
Director since 2016 Age: 73
Mr. Klappa is the non-Executive Chairman of WEC Energy Group (NYSE: WEC) of
Milwaukee, Wisconsin, one of the nation’s premier energy companies. Mr. Klappa was
Chairman and Chief Executive Officer of WEC  from October 2017 until February 2019 and served as non-executive Chairman from May 2016 until October 2017. Mr. Klappa served as
Chairman and Chief Executive Officer of WEC from June 2015 until May 2016. Mr. Klappa had served as Chairman and Chief Executive Officer of Wisconsin Energy and We Energies
from May 2004 until June 2015. Previously, Mr. Klappa was Executive Vice President, Chief
Financial Officer and Treasurer of Southern Company (NYSE: SO) in Atlanta, Georgia and
also held the positions of Chief Strategic Officer, North American Group President of
Southern Energy Inc., Senior Vice President of Marketing for Georgia Power Company, a
subsidiary of Southern Company and President and Chief Executive Officer of South Western
Electricity, Southern Company’s electric distribution utility in the United Kingdom.
Mr. Klappa is co-chair of the Milwaukee 7, a regional economic development initiative. He serves on the School of Business Advisory Council for the University of Wisconsin-
Milwaukee. Mr. Klappa also served as a director of Badger Meter Inc. (NYSE: BMI) from
April 2010 until April 2023 and as independent lead director from April 2020 to April 2023, and served as a director of Joy Global Inc. from 2006 until the company was acquired in 2017.
Mr. Klappa’s qualifications to serve as a director of Associated, Chair of the Compensation and Benefits Committee, and member of the Corporate Governance and Social Responsibility
Committee and the Corporate Development Committee include his more than 40 years of management experience in large publicly traded companies, including over 25 years at a senior executive level, and his recognized leadership in the economic development of southeastern Wisconsin. Although Mr. Klappa is not currently serving on Associated’s Audit
Committee, he meets the requirements of an audit committee financial expert.

Kristen M. Ludgate
Director since 2024 Age: 62
Ms. Ludgate is a Strategic Advisor at HP Inc. (NYSE: HPQ), a global provider of personal computing and other digital devices, imaging and printing products, and related technologies, solutions and services. She was previously HP’s Chief People Officer, from 2021 through
January 2025, overseeing all people, culture, workforce, and human resources strategies, functions, and programs for HP’s global organization. She was also a director of the HP
Foundation and co-chair of HP’s enterprise crisis management team. Ms. Ludgate previously served as Executive Vice President and Chief Human Resources Officer for 3M Company
(NYSE: MMM) from 2018 to 2021, where she led People & Culture as a key strategic priority for 3M. Over more than fifteen years at 3M, Ms. Ludgate held a variety of other legal and executive leadership roles, including as 3M’s Senior Vice President, Enterprise Services and
Communications, Associate General Counsel and Chief Compliance Officer, and Associate
General Counsel and Chief Employment Counsel. Ms. Ludgate was also chair of the 3M
Foundation Board from 2018 to 2021.
Ms. Ludgate’s qualifications to serve as a director of Associated and member of its
Compensation and Benefits Committee include her experience in executive leadership roles across legal and human resources functions, her experience working closely with public company boards and leadership teams, her role leading multiple organization transformation initiatives, and her background in compensation matters.

Cory L. Nettles
Director since 2013 Age: 55
Mr. Nettles is the Founder and Managing Director of Generation Growth Capital, Inc., a
private equity fund. He was Of Counsel at Quarles & Brady LLP from 2007 to 2016. He previously served as Secretary for the Wisconsin Department of Commerce from 2002 to
2004. Mr. Nettles serves on the boards of Weyco Group, Inc. (NASDAQ: WEYS), Robert W.
Baird’s Baird Funds, Inc., mutual fund complex, American Family Mutual Insurance Holding
Company, and several nonprofit organizations. He previously served on the board of The
Private Bank-Wisconsin.
Mr. Nettles’ qualifications to serve as a director of Associated, Chair of the Enterprise Risk
Committee and member of the Corporate Governance and Social Responsibility Committee
and Corporate Development Committee include his strong business background and legal experience.

Owen J. Sullivan
Director since 2024 Age: 68
Mr. Sullivan served as President and Chief Operating Officer of the former NCR Corporation
(NYSE: NCR), a global leader in ATM, POS and digital banking from 2018 until his retirement in 2023. Prior to 2018, Mr. Sullivan was an independent consultant, providing strategic planning, consulting and executive mentoring for private equity firms and other investor groups. He also served as President of the Specialty Brands and Experis units at
ManpowerGroup Inc. from 2010 to 2013 and served as the Chief Executive Officer of the
Right Management and Jefferson Wells, International, Inc. subsidiaries from 2004 to 2013.
Mr. Sullivan’s board experience includes serving as a director of Computer Task Group, Inc., a publicly traded firm providing IT solutions and staffing solutions in North America, Europe and India, from 2017 to 2021, a director of Johnson Financial Group, a privately held financial services firm, from 2014 to 2019, a director of the Medical College of Wisconsin from 2009 to 2019, and a director of Journal Communications, a publicly traded media company, from
2007 to 2013. Mr. Sullivan currently serves on the Marquette University Board of Trustees where he served as chairman from 2017 to 2020. He received a bachelor’s degree from
Marquette University and completed executive education at the Kellogg School of Business at
Northwestern University and Harvard Business School.
Mr. Sullivan’s qualifications to serve as a director of Associated and member of the Enterprise
Risk Committee include his decades of experience in mergers and acquisitions, talent acquisition, retention and development working for global financial services companies.

Karen T. van Lith
Director since 2004 Age: 65
Ms. van Lith is founder and CEO of APEL Worldwide, LLC, an eCommerce investor. Prior to
2019, Ms. van Lith provided leadership for technology companies requiring transformative change. She served as Chief Executive Officer and a director of MakeMusic, Inc., a publicly held technology solutions company and as President and Chief Executive Officer of Gelco
Information Network, a privately held provider of transaction and information processing systems. Ms. van Lith’s board experience includes serving as a director of E.A. Sween, a privately held company doing business as Deli Express, from August 2012 to December 2019, a director of XRS Corporation, a publicly traded provider of fleet operations solutions to the transportation industry from 2010 until its sale to Omnitracs in 2014, and a director of CNS, a publicly traded consumer goods company, from 2003 until its 2006 sale to GlaxoSmithKline.
Ms. van Lith’s qualifications to serve as a director of Associated, Chair of the Trust
Committee and a member of the Compensation and Benefits Committee include her education in finance and accounting along with her past and present directorship experience in both public and private companies, as well as having earned NACD Director Certification. Ms. van
Lith provides the board with a strong understanding of accounting and experience in financial roles of large publicly held companies. She was a CPA, has practiced with an international public accounting firm and has served in various executive capacities. She also meets the requirements of an audit committee financial expert.  Although Ms. van Lith is not currently serving on Associated’s Audit Committee, she meets the requirements of an audit committee financial expert.

John (Jay) B. Williams
Director since 2011 Age: 73
Mr. Williams is Chairman of the Board. He joined the Board of Directors in July 2011 following a 37-year career in banking. He is also past President and Chief Executive Officer of the Milwaukee Public Museum, Inc. Mr. Williams’ banking career included leadership roles in retail, commercial, private client, operations and technology along with experience in mergers and acquisitions. He is Chairman of the Board of Church Mutual Insurance
Company, which insures over 100,000 religious institutions.
Mr. Williams’ qualifications to serve as Chairman of Associated include his vast experience in the banking industry, as well as having earned NACD Director Certification, his status as a
NACD Board Leadership Fellow and having earned a NACD Certificate in Cybersecurity
Oversight. In 2023, Mr. Williams was recognized as an NACD Directorship 100 honoree.
Although Mr. Williams is not currently serving on Associated’s Audit Committee, Mr.
Williams also meets the requirements of an audit committee financial expert.

DIRECTOR QUALIFICATIONS
Directors are responsible for overseeing Associated’s business consistent with their fiduciary duty to shareholders. This significant responsibility requires highly skilled individuals with a variety of qualities, attributes and professional experience.
The Board believes that there are certain general requirements for service on Associated’s Board of Directors that are applicable to all directors, and other skills and experience that should be represented on the Board as a whole but not necessarily by every director. The Board and the Corporate Governance and Social Responsibility Committee consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and Associated’s current and future needs.
In its assessment of each nominee for director, including those recommended by shareholders, the Corporate Governance and
Social Responsibility Committee considers the nominee’s judgment, integrity, experience, independence, understanding of
Associated’s business or other related industries and such other factors that the Corporate Governance and Social Responsibility
Committee determines are pertinent in light of the current needs of the Board. The Corporate Governance and Social
Responsibility Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to Associated.
The Board and the Corporate Governance and Social Responsibility Committee require that each director be a person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of individuals from different backgrounds and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the Board conducts interviews of potential director candidates to assess intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.
The Board believes that the combination of qualifications, skills and experiences of each of the director nominees will contribute to an effective and well-functioning Board. The Board and the Corporate Governance and Social Responsibility
Committee believe that, individually and as a whole Board, the directors possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to Associated’s management.

BOARD EXPERIENCE AND COMPETENCIES
The Corporate Governance and Social Responsibility Committee considers the attributes outlined in the Corporate Governance and Social Responsibility Committee Charter when considering director nominees. While these attributes are considered on an ongoing basis, they are particularly considered in the recruitment and deliberation regarding prospective director nominees. The
Corporate Governance and Social Responsibility Committee Charter outlines desired characteristics for Board member experience and competencies. The Corporate Governance and Social Responsibility Committee believes that Associated’s interests are best served by maintaining a diverse and active Board membership with members who are willing, able and well-
situated to provide insight into current business conditions, opportunities and risks. The “outside” perspectives of the Board members are key contributors to our success.
The Corporate Governance and Social Responsibility Committee periodically assesses the effectiveness of these key attributes.
In light of the current Board’s representation of diverse industry, background, communities within Associated’s markets, professional expertise and racial and gender diversity, the Corporate Governance and Social Responsibility Committee believes that Associated’s process for considering director nominees effectively serves the best interests of Associated and its shareholders.

BOARD SELF-ASSESSMENT PROCESS
Associated’s Board undergoes an internal self-assessment process on an annual basis.  The internal process consists of interviews with individual directors, led by the Chairman of the Board, intended to solicit feedback on a wide variety of matters as a means of identifying strengths, weaknesses, areas or interest or concern, and opportunities for improvement.  Interview topics include, among others, positive aspects of Board operation; areas for improvement; director skill sets, size and age limitation policy; committee effectiveness; tools for providing directors with important information about Associated; and the
Board’s engagement with management.  The feedback gathered from these interviews is compiled and reported to the full
Board for review, discussion and action as appropriate.
In addition, it is the Board’s intention to participate in a full self-assessment process conducted by an outside advisory service approximately every three years.  In 2022, a self-assessment process was conducted through an engagement with the National
Association of Corporate Directors (NACD).  The advisor-led self-assessment process was designed to provide a comprehensive review of the competencies and overall effectiveness of the Board and to help align priorities, with a focus on five core areas:  Board composition; talent oversight and CEO succession; Board processes and operations; strategy oversight;
and risk management.  The process included tailored interviews with individual directors.  At the conclusion of the evaluation process, an NACD faculty member met with the Board to discuss recommendations and conducted a presentation on best practices in corporate governance related to key findings of the evaluation.

DIRECTOR SKILLS AND EXPERIENCE MATRIX
The following matrix provides information about Associated’s director nominees, including certain types of knowledge, skills, experience and other attributes possessed by one or more of them which the Board believes are relevant to Associated’s business and industry. While all of the areas listed on the matrix are relevant to Associated, the Board considers certain areas to be of particular importance, including:
•Information Technology/Cyber Security, which is necessary for the Board’s ongoing direction and oversight of
Associated’s management of this continuously emerging area of risk;
•Human Capital, because of the importance to Associated of attracting and retaining a diverse, committed team of colleagues to serve our customers and support our communities;
•Risk Management, which is critical to protecting Associated’s customers, maintaining its reputation and preserving its value; and
•Corporate Governance, because sound governance is essential for increasing shareholder value through enhancing corporate performance and accountability, while taking into account other Associated stakeholders.
The matrix does not capture all of the knowledge, skills, experiences or attributes possessed by the director nominees, and the
Board believes that each director nominee has the ability to contribute to the decision-making process in every area listed.

RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board recommends that shareholders vote “FOR” the election of each of the Board’s nominees.

AFFIRMATIVE DETERMINATIONS REGARDING DIRECTOR INDEPENDENCE
Associated’s Board has considered the independence of the nominees for election at the Annual Meeting and all individuals who served as directors during any portion of 2024, under the corporate governance rules of the NYSE. The Board has determined that all such directors are independent under the NYSE corporate governance rules, except for Mr. Harmening,
President and Chief Executive Officer (“CEO”) of Associated.  Mr. Harmening is not independent because he serves as an executive officer of Associated, and not because of any other transactions or relationships.

INFORMATION ABOUT THE BOARD OF DIRECTORS

BOARD COMMITTEES AND MEETING ATTENDANCE
The Board held five meetings during 2024. During 2024, each director who was a director for all of 2024 attended at least 75%
of the Board meetings held, and at least 75% of the meetings of each committee of which he or she was a member.
The Board convened an executive session of its non-management directors at all of its regular board meetings held in 2024.
Executive sessions of Associated’s non-management directors are presided over by the Chairman of the Board.
All of the directors serve on the Boards of two of Associated’s operating subsidiaries, Associated Bank, National Association and Associated Trust Company, National Association. The Board believes that a single governing body to advise and determine strategy for the organization provides the Board with a comprehensive picture of the level and trends in operational and compliance risk exposure for the entire organization and ensures comprehensive oversight of regulatory matters.
The Board has adopted Corporate Governance Guidelines, including a Code of Business Conduct and Ethics, which can be found on Associated’s website at www.associatedbank.com, “Investor Relations,” “Governance Documents.” Associated will describe on its website any amendments to or waivers from our Code of Business Conduct and Ethics in accordance with all applicable laws and regulations.
It is Associated’s policy that all directors and nominees for election as directors at the Annual Meeting attend the Annual
Meeting, except under extraordinary circumstances. All directors and nominees for director at the time of the 2024 Annual
Meeting of Shareholders attended the meeting.
The Board has adopted written charters for all of its standing committees. The committee charters can be found on Associated’s website at www.associatedbank.com, “Investor Relations,” “Governance Documents.” The following summarizes the responsibilities of the various committees.
The following table lists the members of each of the standing committees as of February 14, 2025 and the number of meetings held by each committee during 2024.

Name	Audit	Compensation and Benefits	Corporate Development	Corporate Governance and Social Responsibility	Enterprise Risk	Trust
R. Jay Gerken(1)	√				√
Judith P. Greffin					√	√
Michael J. Haddad(1)	√					√
Andrew J. Harmening*			chair
Robert A. Jeffe(1)	chair		√		√
Rodney Jones-Tyson(1)	√
Eileen A. Kamerick(1)		√	√	chair
Gale E. Klappa(1)		chair	√	√
Kristen M. Ludgate		√
Cory L. Nettles			√	√	chair
Owen J. Sullivan					√
Karen T. van Lith(1)		√				chair
John (Jay) B. Williams(1)(2)			√

Number of Meetings	11	5	2	4	12	4
* President and Chief Executive Officer of Associated
(1)The Board has determined that this director qualifies as an audit committee financial expert.
(2)As Chairman of the Board, Mr. Williams may attend meetings of any Board committee.

Audit Committee
The Audit Committee reviews the adequacy of internal accounting controls, reviews with Associated’s independent registered public accounting firm its audit plan and the results of the audit engagement, reviews the scope and results of procedures for internal auditing, reviews and approves the general nature of audit services by the independent registered public accounting firm, and reviews quarterly and annual financial statements issued by Associated. The Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm, subject to ratification by the shareholders at the Annual
Meeting. Both the internal auditors and the independent registered accounting firm meet periodically with the Audit Committee and have access to the Audit Committee at any time. In addition, the Audit Committee oversees management’s bank regulatory compliance. The Audit Committee is also responsible for overseeing certain aspects of Associated’s sustainability program, including the sustainability-related aspects of audit oversight.
Compensation and Benefits Committee
The functions of the Compensation and Benefits Committee include, among other duties directed by the Board, oversight of
Associated’s total rewards (specifically compensation, equity, and employee benefit programs) for colleagues, the CEO, executive committee officers and directors. The Compensation and Benefits Committee sets the strategic direction of
Associated’s total rewards policies and programs, and oversees management’s execution of and compliance with that strategic direction. The Compensation and Benefits Committee determines the compensation of Associated’s CEO and, with input from the CEO, establishes the compensation of Associated’s other NEOs. The Compensation and Benefits Committee also has responsibility for ensuring that Associated’s incentive compensation programs do not encourage unnecessary and excessive risk taking that would threaten the value of Associated or the integrity of its financial reporting. As permitted under its charter, the
Compensation and Benefits Committee engages an independent compensation consultant to advise it on the structure and amount of compensation of Associated’s executive officers and Board of Directors, which is described in detail under
“Executive Compensation - Compensation Discussion and Analysis,” beginning on page 35. The Compensation and Benefits
Committee duties also include overseeing certain aspects of Associated’s sustainability program, including reviewing and evaluating human capital management policies and programs.
Corporate Development Committee
The functions of the Corporate Development Committee include, among other duties directed by the Board, reviewing and recommending to the Board proposals for acquisition or expansion activities.
Corporate Governance and Social Responsibility Committee
The functions of the Corporate Governance and Social Responsibility Committee include corporate governance oversight, review and recommendation for Board approval of Board and committee charters. The Corporate Governance and Social
Responsibility Committee also reviews the structure and composition of the Board, considers qualification requirements for continued Board service, and recruits new director candidates. The Corporate Governance and Social Responsibility Committee
also advises the Board with respect to the Code of Business Conduct and Ethics. The Corporate Governance and Social
Responsibility Committee is also responsible for overseeing aspects of Associated’s sustainability program related to corporate governance, shareholder rights, board and committee structure, sustainability framework, and sustainability disclosures.
Enterprise Risk Committee
The functions of the Enterprise Risk Committee include oversight of the enterprise-wide risk management framework of
Associated, including the strategies, policies and practices established by management to identify, assess, measure and manage significant risks. The Enterprise Risk Committee, through its oversight of the lending policy and risk assessment, is also responsible for reviewing and approving certain components of the sustainability program, which may include risk assessment, lending policy, data privacy and security, fair lending, and community development and CRA-related programs, climate change and carbon emissions, natural resources, environmental risk management, environmental and social lending policies, charitable giving and consumer practices.
Trust Committee
The functions of the Trust Committee include the supervision of the trust and fiduciary activities of Associated Bank, National
Association and Associated Trust Company, National Association to ensure the proper exercise of their trust/fiduciary powers.

SEPARATION OF BOARD CHAIRMAN AND CEO
Associated’s Amended and Restated Bylaws and Corporate Governance Guidelines require the separation of the positions of
Chairman of the Board and CEO. Currently, Mr. Williams serves as Chairman of the Board and Mr. Harmening serves as CEO.
Separating the roles allows Mr. Harmening to focus solely on his duties as the CEO. Separation of these roles also promotes risk management, enhances the independence of the Board from management and mitigates potential conflicts of interest between the Board and management.

DIRECTOR NOMINEE RECOMMENDATIONS
The Corporate Governance and Social Responsibility Committee will consider any nominee recommended by a shareholder as described in this section under the same criteria as any other potential nominee. The Corporate Governance and Social
Responsibility Committee believes that a nominee recommended for a position on the Board must have an appropriate mix of experience, diverse perspectives, and skills. Qualifications for nomination as a director can be found in the Corporate
Governance and Social Responsibility Committee Charter. At a minimum, the core competencies should include accounting or finance experience, market familiarity, business or management experience, industry knowledge, customer-base experience or perspective, crisis response, leadership, and/or strategic planning.
A shareholder who wishes to recommend a person or persons for consideration as a nominee for election to the Board must send a written notice by mail, c/o Corporate Secretary, Associated Banc-Corp, 433 Main Street, Green Bay, Wisconsin 54301,
that sets forth (1) the name, age, address (business and residence) and principal occupation or employment (present and for the past five years) of each proposed nominee; (2) the number of shares of Associated beneficially owned (as defined by
Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and any other ownership interest in the shares of Associated, whether economic or otherwise, including derivatives and hedges, by each proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement prepared in connection with an election of directors pursuant to Section 14(a) of the Exchange Act; (4) the name and address
(business and residential) of the shareholder making the recommendation; and (5) the number of shares of Associated beneficially owned (as defined by Section 13(d) of the Exchange Act) and any other ownership interest in the shares of
Associated, whether economic or otherwise, including derivatives and hedges, by the shareholder making the recommendation.
Associated may require any proposed nominee to furnish additional information as may be reasonably required to determine his or her qualifications to serve as a director of Associated.

COMMUNICATIONS BETWEEN SHAREHOLDERS, INTERESTED PARTIES AND THE BOARD
Associated’s Board provides a process for shareholders and other interested parties to send communications to the Board or any of the directors. Shareholders and other interested parties may send written communications to the Board or any of the individual directors by mail, c/o Corporate Secretary, Associated Banc-Corp, 433 Main Street, Green Bay, Wisconsin 54301.
All communications will be compiled by Associated’s Corporate Secretary and submitted to the Board or the individual director, as applicable, on a regular basis unless such communications are considered, in the reasonable judgment of the
Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to Associated or Associated’s business, or communications that relate to improper or irrelevant topics.

COMPENSATION AND BENEFITS COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
There are no Compensation and Benefits Committee interlocking relationships, as defined by the rules adopted by the SEC, and no Associated officer or employee is a member of the Compensation and Benefits Committee.

STOCK OWNERSHIP

SECURITY OWNERSHIP OF BENEFICIAL OWNERS
The following table presents information regarding the beneficial ownership of Common Stock by each person who, to our knowledge, was the beneficial owner of 5% or more of our outstanding Common Stock on February 14, 2025.
The information below is from the most recent Schedule 13G and Schedule 13G/A filings reporting holdings.

Name and Address	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	19,211,026(3)	11.5%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	15,639,171(4)	9.4%
FMR LLC 245 Summer Street Boston, MA 02210	12,728,936(5)	7.6%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	10,836,036(6)	6.5%
State Street Corporation State Street Financial Center 1 Congress Street, Suite 1 Boston, MA 02114	9,456,460(7)	5.7%
(1)Shares are deemed to be “beneficially owned” by a person if such person, directly or indirectly, has or shares (a) the power to vote or to direct the voting of such shares, or (b) the power to dispose or direct the disposition of such shares. In addition, a person is deemed to beneficially own any shares of which such person has the right to acquire beneficial ownership within 60 days.
(2)Based on 166,505,979 shares of common stock outstanding as of February 14, 2025.
(3)Based on an amended Schedule 13G filed on January 23, 2024, BlackRock, Inc. and certain affiliated entities have sole voting power with respect to
18,846,856 shares and sole dispositive power with respect to 19,211,026 shares.
(4)Based on an amended Schedule 13G filed on February 13, 2024, The Vanguard Group, Inc. has shared voting power with respect to 132,397 shares, sole dispositive power with respect to 15,343,977 shares and shared dispositive power with respect to 295,194 shares.
(5)Based on an amended Schedule 13G filed on February 9, 2024, FMR LLC and certain subsidiaries have sole voting power with respect to 12,720,841 shares and sole dispositive power with respect to 12,728,936 shares.
(6)Based on an amended Schedule 13G filed on February 9, 2024, Dimensional Fund Advisors LP (“DFA”) has sole voting power with respect to
10,665,712 shares and sole dispositive power with respect to 10,836,036 shares. DFA is a registered investment adviser to four investment companies and serves as investment manager or sub-adviser to various other clients (collectively, the “Funds”). In these roles, DFA or its subsidiaries (collectively,
“Dimensional”) may possess voting and/or investment power over the securities of the issuer that are owned by the Funds, and may be deemed to be the beneficial owner of such shares. Dimensional disclaims beneficial ownership of such securities.
(7)Based on an amended Schedule 13G filed on January 24, 2024, State Street Corporation and certain subsidiaries have shared voting power with respect to
1,056,531 shares and shared dispositive power with respect to 9,456,460 shares.

STOCK OWNERSHIP GUIDELINES FOR EXECUTIVE OFFICERS AND DIRECTORS
Associated’s Compensation and Benefits Committee believes that robust security ownership guidelines are an important means of ensuring that the interests of Associated’s executive officers and directors are fully aligned with long-term shareholder value.
Associated’s stock ownership guidelines, which apply to members of the Executive Leadership Team (which is composed of colleagues that directly report to the Chief Executive Officer) and other key executives identified by the CEO, as well as non-
employee directors, include:
•A requirement to hold 100% of shares of restricted stock granted until after the executive officer or director has attained the applicable share ownership guideline amounts. If an executive officer or director falls below the applicable multiple due solely to a decline in the value of shares of Common Stock, such executive officer or director will again be required to retain 100% of net after tax shares awarded until the guideline is met. Executive officers and directors may not sell shares of Common Stock unless before and after such sale they are in compliance with the ownership guidelines;
•Required holdings calculated as a multiple of the executive officer’s annual base salary—six times for the CEO, three times for each of the named executive officers, two times for all other executive leadership team members, and one times for the EVP, Chief Audit Executive, subject to the guidelines. Each independent member of the Board is required to own shares of Common Stock with a value equal to five times the value of the annual cash retainer payable to a director.  For purposes of the guidelines, shares held by an executive officer or director include shares held directly, held in the Executives’ and Directors’ Deferred Compensation Plans, unvested time-based restricted stock units, vested shares held in the 401(k) plan and/or the Employee Stock Purchase Plan, shares owned outright and shares owned indirectly (e.g., in trust or by an immediate family member living in the same household).  Stock options, unvested performance restricted stock units, preferred shares and pledged shares are excluded; and
•A requirement for executive officers to reach these ownership goals within five years from the date on which they first were appointed an executive (or by April 18, 2027, for individuals serving as an executive officer on April 18, 2022), and for directors to attain such stock ownership goal no later than five years from the date on which they first were appointed to the Board.
All Associated directors and NEOs are within the expected guidelines of the stock ownership requirements.

INSIDER TRADING POLICY
Associated has adopted an Insider Trading Policy that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the NYSE listing standards. The Insider Trading Policy contains guidelines with respect to transactions in the securities of Associated and the handling of confidential information about Associated and the companies with which Associated does business. It applies to purchase, sale, and/or other dispositions of our securities by directors, officers and employees, and by Associated itself. Under the Insider Trading Policy, directors, executive officers, and other key policy-making officers are prohibited from engaging in hedging transactions with respect to Associated Common Stock and from pledging Associated Common Stock as collateral for loans. All of the NEOs are in compliance with this policy. Where applicable, shares pledged as collateral will not be counted for purposes of compliance with the stock ownership guidelines.
A copy of our Insider Trading Policy is filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December
31, 2024.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
Listed below is information as of  February 14, 2025 concerning beneficial ownership of Common Stock, depositary shares and
RSUs by each director, each NEO, and by directors and executive officers as a group. The information is based in part on information received from the respective persons and in part from the records of Associated. The RSUs and depositary shares are nonvoting.

COMMON STOCK

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Shares Issuable Within 60 Days(2)	Percent of Class
Directors
Andrew J. Harmening	268,209	—	*
R. Jay Gerken	5,000	—	*
Judith P. Greffin	—	—	—
Michael J. Haddad	9,654	—	*
Robert A. Jeffe	—	—	—
Rodney Jones-Tyson	4,074	—	*
Eileen A. Kamerick	9,954	—	*
Gale E. Klappa	—	—	—
Kristen M. Ludgate	255	—	*
Cory L. Nettles	—	—	—
Owen J. Sullivan	255	—	*
Karen T. van Lith	13,445	—	*
John (Jay) B. Williams	28,344	—	*
Named Executive Officers
Derek S. Meyer	44,555	—	*
John A. Utz	119,331	145,763	*
Randall J. Erickson	111,119	130,998	*
David L. Stein	144,577	113,418	*
All Directors and Executive Officers as a group (29 persons)	1,117,647	682,464	1.1%
*Denotes percentage is less than 1%.
(1)Beneficial ownership includes shares with voting and investment power in those persons whose names are listed above or by their spouses or trusts.
Some shares may be owned in joint tenancy, by a spouse, or in the name of a trust or by minor children. Shares include shares issuable within 60 days of February 14, 2025 and vested and unvested service-based restricted stock.
(2)Shares subject to options exercisable within 60 days of February 14, 2025.

RESTRICTED STOCK UNITS

Beneficial Owner	Number of RSUs
Directors
Andrew J. Harmening	413,724
R. Jay Gerken	38,883
Judith P. Greffin	17,347
Michael J. Haddad	4,972
Robert A. Jeffe	46,541
Rodney Jones-Tyson	4,972
Eileen A. Kamerick	46,541
Gale E. Klappa	25,097
Kristen M. Ludgate	4,972
Cory L. Nettles	45,272
Owen J. Sullivan	4,972
Karen T. van Lith	46,541
John (Jay) B. Williams	46,541
All Non-Employee Directors as a group	332,651

Beneficial Owner	Number of RSUs
Named Executive Officers
Derek S. Meyer	114,205
John A. Utz	130,082
Randall J. Erickson	75,484
David L. Stein	96,581
All Executive Officers as a group (17 persons)	1,339,479
Each RSU represents the contingent right to receive one share of Common Stock. For directors, RSUs vest 100% on the first anniversary of the grant date and shares are either distributed or deferred, as so elected by the director. For executive officers, the RSUs are subject to vesting based on either service or performance criteria set forth in the applicable RSU grant agreement.

DEPOSITARY SHARES OF PREFERRED STOCK
The following table provides information concerning beneficial ownership of depositary shares. Each depositary share represents a 1/40th ownership interest in a share of Associated’s 5.875% Non-Cumulative Perpetual Preferred Stock, Series E
(the “Series E Preferred Stock”) or 5.625% Non-Cumulative Perpetual Preferred Stock, Series F (the “Series F Preferred
Stock”), as indicated in the table. Each of the Series E Preferred Stock and the Series F Preferred Stock has a liquidation preference of $1,000 per share (equivalent to $25 per depositary share). Holders of depositary shares are entitled to all proportional rights and preferences of the Series E Preferred Stock or the Series F Preferred Stock, as applicable (including dividend, voting, redemption and liquidation rights).

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
	Series E Preferred Stock	Series F Preferred Stock	Series E Preferred Stock	Series F Preferred Stock
Directors
Andrew J. Harmening	—	—	—	—
R. Jay Gerken	—	2,000	—	*
Judith P. Greffin	—	—	—	—
Michael J. Haddad	—	2,000	—	*
Robert A. Jeffe	—	—	—	—
Rodney Jones-Tyson	—	—	—	—
Eileen A. Kamerick	—	—	—	—
Gale E. Klappa	2,000	2,000	*	*
Kristen M. Ludgate	—	—	—	—
Cory L. Nettles	—	—	—	—
Owen J. Sullivan	—	—	—	—
Karen T. van Lith	—	—	—	—
John (Jay) B. Williams	—	—	—	—
Named Executive Officers
Derek S. Meyer	—	—	—	—
John A. Utz	—	—	—	—
Randall J. Erickson	—	—	—	—
David L. Stein	4,000	—	*	—
All Directors and Executive Officers as a group (29 persons)	6,000	6,000	*	*
*Denotes percentage is less than 1%.
(1)Beneficial ownership includes shares with voting and investment power in those persons whose names are listed above or by their spouses or trusts. Some shares may be owned in joint tenancy, by a spouse, or in the name of a trust or by minor children.

OWNERSHIP IN DIRECTORS’ DEFERRED COMPENSATION PLAN
In addition to the beneficial ownership set forth in the Security Ownership of Directors and Management tables above, the non-
employee directors have an account in the Directors’ Deferred Compensation Plan with the balances in phantom stock as of
February 14, 2025 set forth below. The dollar balances in these accounts are expressed daily in units of Common Stock based on its daily closing price. These balances are included for purposes of the non-employee director holding requirements under the Director Stock Ownership Guidelines. The units are nonvoting. See “Director Compensation - Directors’ Deferred
Compensation Plan” on page 63.

Beneficial Owner	Account Balance at February 14, 2025	Equivalent Number of Shares of Common Stock(1)
R. Jay Gerken	$1,002,122	39,957
Judith P. Greffin	1,002,122	39,957
Michael J. Haddad	1,419,303	56,591
Robert A. Jeffe	2,104,965	83,930
Rodney Jones-Tyson	—	—
Eileen A. Kamerick	745,228	29,714
Gale E. Klappa	1,002,122	39,957
Kristen M. Ludgate	—	—
Cory L. Nettles	1,119,722	44,646
Owen J. Sullivan	—	—
Karen T. van Lith	679,041	27,075
John (Jay) B. Williams	123,093	4,908
All Directors as a group	9,197,718	366,735
(1)Based on the closing price of $25.08 of the Common Stock as of February 14, 2025.

PROPOSAL 2:
APPROVAL OF THE ASSOCIATED BANC-CORP 2025 EQUITY INCENTIVE PLAN
We are requesting our shareholders to vote in favor of adopting the Associated Banc-Corp 2025 Equity Incentive Plan (referred to in this proposal as the “2025 Plan”). Our Board of Directors adopted the 2025 Plan in January 2025, subject to shareholder approval. If our shareholders approve the 2025 Plan, it will become effective on the date of the Annual Meeting, and it will replace the Associated Banc-Corp 2020 Incentive Compensation Plan (the “2020 Plan”), in which case no future awards will be made under the 2020 Plan. The description of certain key features of the 2025 Plan included in this proposal is qualified by the full text of the 2025 Plan, a copy of which is attached as Appendix A to this Proxy Statement.
Purpose and Importance of the 2025 Plan
Long-term incentives are a critical component of our pay-for-performance compensation philosophy. Approval of the proposed
2025 Plan is needed to replenish the pool of shares available for awarding stock-based compensation to executives, certain colleagues, non-employee directors and consultants. Further, we expect that the 2025 Plan will enable Associated to:
•align long-term sustained performance with shareholder interests;
•provide rewards that support Associated’s mission, strategic initiatives and core values without incentivizing unnecessary and excessive risk-taking; and
•continue to attract, retain and motivate highly skilled executive officers and other colleagues.
The 2025 Plan continues most of the same features of the 2020 Plan. While equity awards are an important part of Associated’s compensation structure, the Committee has also historically focused on limiting shareholder dilution and maintaining a reasonable equity burn rate. If shareholders do not approve the 2025 Plan, the 2020 Plan will remain in place, and we will not be able to grant equity awards after the shares authorized and reserved for issuance under the existing 2020 Plan are depleted.
Burn Rate Table

The following chart shows, for each of Associated’s active equity compensation plans, (a) the number of shares to be issued upon the exercise of outstanding options, (b) the number of shares of restricted stock awards outstanding, (c) the number of shares reserved for issuance under non-employee directors RSU awards, (d) the number of existing time-based employee RSU awards and all existing performance-based employee RSU awards if such awards were to pay out at the target level, and (e) the number of shares remaining available for future issuance, in each case prior to shareholder approval of the 2025 Plan, but after giving effect to grants made prior to February 15, 2025.

Plan	Shares to be Issued upon Exercise of Outstanding Options(1)	Restricted Stock Awards	Non-Employee Director RSU Awards	Employee RSU Awards	Shares Remaining Available for Future Grant

Associated Banc-Corp 2020 Incentive Compensation Plan(4)	1,167,917	503,332	107,528	1,351,788	4,054,926(3)
Associated Banc-Corp 2017 Incentive Compensation Plan(5)	584,945	—	65,776(2)	50,744(2)	—
Associated Banc-Corp 2013 Incentive Compensation Plan(6)	—	—	139,763(2)	27,599(2)	—
Associated Banc-Corp 2010 Incentive Compensation Plan(7)	—	—	19,584(2)	—	—
Total	1,752,862	503,332	332,651	1,430,131	4,054,926
(1)  The weighted average exercise price of the outstanding options is $23.03 and the weighted average term to expiration is 3.68 years.
(2)  Represents vested and deferred RSUs.
(3)  Represents the number of shares remaining available for future grants where outstanding performance-based awards are accounted for at target performance levels, which is not necessarily indicative of the amount of any actual future payout.
(4)  No further grants will be made under the 2020 Plan if the 2025 Plan is approved by shareholders.
(5)  No further grants have been or will be made under this plan since the adoption of the 2020 Plan.
(6)  No further grants have been or will be made under this plan since the adoption of the Associated Banc-Corp 2017 Incentive Compensation Plan.
(7)  No further grants have been or will be made under this plan since the adoption of the Associated Banc-Corp 2013 Incentive Compensation Plan.
The 2025 Plan is Designed to Protect Our Shareholders’ Best Interests
The 2025 Plan includes a number of features designed to protect our shareholders’ best interests and to reflect corporate governance best practices, including, among others:
•Shareholder approval required for additional shares. A pool of 1,672,000 shares of Common Stock is available for issuance under the 2025 Plan, in addition to any shares of Common Stock that remain reserved for issuance under the
2020 Plan, and any shares under the 2020 Plan that were subject to forfeited awards (as further described under the heading “Shares Authorized for Issuance”). Further shareholder approval would be required to authorize the issuance of any additional shares under the 2025 Plan.
•Award Types. The 2025 Plan offers the Committee flexibility in determining which types of awards under the 2025
Plan are best suited for its needs within the overall authorized share pool.
•Limitations on share recycling of options, SARs and shares repurchased. Shares that are not issued or delivered as a result of the net settlement of an outstanding option or SAR, shares used to pay the exercise price or required tax withholding for an award under the 2025 Plan and shares repurchased on the open market with the proceeds of an exercise will not be available for future awards under the 2025 Plan.
•Prohibition against repricing of stock options and SARs without shareholder approval. The 2025 Plan prohibits the repricing of stock options and SARs without shareholder approval.
•Vesting restrictions. The 2025 Plan contains minimum vesting requirements for most awards, the duration of which depends on whether the award is tied to continuous employment or the achievement of specified performance goals.
Awards subject to performance criteria do not vest for a minimum of one year from the date of grant, and time-based awards vest no sooner than three years from the date of grant. However, awards covering up to 5% of the available shares under the 2025 Plan may be exempted from the one-year and three-year minimum vesting requirements, as determined by the Company, whether at the time an award is made or at a later date.

•Double-trigger vesting upon Change in Control. The 2025 Plan requires “double trigger” change in control vesting for incentive compensation awards (i.e., a termination of employment must occur within a limited time period following a change in control for outstanding incentive awards to vest).
•Clawback policy. Certain awards, including awards subject to time-based vesting, granted to an executive officer under the 2025 Plan will be subject to Associated’s Clawback Policy and will become subject to any future regulations or stock exchange listing rules that are applicable to Associated. Under Associated’s Clawback Policy, Associated
requires any executive officer of Associated to repay or return erroneously awarded compensation in the event that
Associated issues an accounting restatement. Consistent with the 2025 Plan, the Clawback Policy is applicable to any awards issued (including time-based awards) and compensation paid by Associated at any time to any individual granted an award under the 2025 Plan.
Eligibility
Non-employee directors and executive officers, employees, consultants of Associated or a subsidiary of Associated are eligible to participate in the 2025 Plan. As of December 31, 2024, Associated had 4,012 full-time equivalent employees and 12 non-
employee directors. We do not currently anticipate that any of Associated’s consultants will participate in the 2025 Plan.
Shares Authorized for Issuance
Associated currently grants equity incentive awards under the 2020 Plan. The 2025 Plan will replace the 2020 Plan, and no further awards will be made under the 2020 Plan pending shareholder approval of the 2025 Plan. Outstanding awards granted under the 2020 Plan will continue in effect according to their terms.
The aggregate number of shares of Common Stock that may be issued pursuant to the 2025 Plan, subject to adjustment as described below, will be equal to (i) 1,672,000 shares of Common Stock, plus (ii) the total number shares of Common Stock that remain reserved for issuance under the 2020 Plan as of the date of the shareholder approval, plus (iii) any shares of
Common Stock issued under the 2020 Plan pursuant to forfeiture, termination, lapse of restrictions, or satisfaction of a share-
based award in cash or other property other than shares, provided that each share made available under these circumstances in connection with awards other than stock options or SARs will increase the number of shares available under the 2025 Plan by
2.8 shares. In addition, any shares of Common Stock that become available under the 2025 Plan as a result of forfeiture, termination, lapse of restrictions, or satisfaction of a share-based award in cash or other property other than shares, will continue to be available under the 2025 Plan. There is no limit under the 2025 Plan on the number of authorized shares that may be covered by stock options designated as incentive stock options. The number of shares available for issuance under the 2025
Plan will be reduced by one for each share delivered as a result of the exercise of any award.
Administration and Types of Awards
The 2025 Plan is to be administered by the Committee, which would be responsible for interpreting the 2025 Plan and, subject to the terms of the 2025 Plan, would have broad discretion to select the eligible persons to whom awards will be granted, as well as the type, size and terms and conditions of each award, including the exercise price of stock options, the number of shares subject to awards and the expiration date of, and the vesting schedule or other restrictions applicable to, awards. To the extent permitted under the 2025 Plan, with respect to awards that are not subject to minimum vesting requirements (described below in the Minimum Vesting and Termination of Employment or Services section), the Committee has the authority to accelerate vesting, waive restrictions or allow awards to continue to vest following termination.
The 2025 Plan allows us to grant the following types of awards:
•Restricted Stock Award (“RSAs”);
•Restricted Stock Unit (“RSUs”) (time-based and performance-based);
•Stock options (non-qualified and incentive stock options);
•Stock Appreciation Rights (“SARs”); and
•Dividend Equivalent Units (“DEUs”).
Awards granted pursuant to the 2025 Plan may be granted either alone, in addition to, or in tandem with, any other award granted pursuant to the 2025 Plan.  Awards granted in addition to or in tandem with other awards may be granted either at the same time as or at a different time from the grant of such other awards.

Restricted Stock Awards and Restricted Stock Units
RSAs are awards of Common Stock that are forfeitable until the restrictions lapse. RSUs are rights granted as an award to receive shares of Common Stock, conditioned upon the satisfaction of restrictions imposed by the Committee. The Committee will determine the restrictions for each award and the purchase price in the case of a RSA, if any. Restrictions on the RSAs and
RSUs may include time-based restrictions, the achievement of specific performance goals, or the occurrence of a specific event.
Except as described below in the Minimum Vesting and Termination of Employment or Service section, RSAs that vest solely based upon continued employment with Associated or a subsidiary will be subject to restrictions of at least three years, and
RSAs that vest based on attainment of specified performance goals will be subject to restrictions of at least one year.
Participants may have voting rights with respect to RSAs and do not have voting rights with respect to RSUs. Participants are eligible to receive dividends on all vested and unvested shares of RSAs. When calculating the number of shares of RSAs that vest, the Committee will round the number of shares down to the nearest whole number. Participants may also receive an award of DEUs alone or in connection with RSU awards and will receive such dividends when the vesting requirements and conditions applicable to the underlying award have been met. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the participant will forfeit the RSAs and/or RSUs.
Stock Options
Stock options may be granted by the Committee and may be either non-qualified options or incentive stock options. Each option gives the participant the right to receive a number of shares of Common Stock upon exercise of the option and payment of the exercise price. Options are subject to the terms and conditions, including vesting conditions, set by the Committee (and incentive stock options are subject to further statutory restrictions that are set forth in the 2025 Plan). Stock options will vest in accordance with the terms of the applicable award agreement. The exercise price of all stock options granted under the 2025
Plan will be determined by the Committee, except that no stock options can be granted with an exercise price that is less than
100% of the fair market value of the Common Stock on the date of grant. Further, shareholders who own greater than 10% of
Associated’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Common Stock on the date of grant. Any options granted to non-employee directors or consultants of
Associated or its subsidiary will be non-qualified stock options.
The term of all stock options granted under the 2025 Plan will be determined by the Committee and will not exceed 10 years (or five years for incentive stock options granted to shareholders who own greater than 10% of Associated’s voting stock). No incentive stock option may be granted to an optionee, which, when combined with all other Associated incentive stock options becoming exercisable in any calendar year that are held by that optionee, would have an aggregate fair market value in excess of $100,000. In the event an optionee is awarded $100,000 in incentive stock options in any calendar year under the 2025 Plan or any other equity incentive plan of Associated, any incentive stock options in excess of $100,000 granted during the same year will be treated as non-qualified stock options.
The exercise price for stock options may be paid in cash or cash equivalent (including through a broker selling the shares acquired on exercise), in shares of Common Stock, or by reducing the number of shares otherwise deliverable upon the exercise of the option by the number of shares equal to the exercise price.
The 2025 Plan permits the repricing of stock options only with the approval of shareholders. For this purpose, “repricing”
means (except in the case of certain adjustments permitted by the 2025 Plan and described in the Adjustments section below):
(1) lowering of the exercise price of a stock option after it is granted; (2) canceling a stock option at a time when the exercise price exceeds the fair market value of the underlying Common Stock in exchange for another award; and (3) any other action that is treated as repricing under generally accepted accounting principles. The 2025 Plan provides that DEUs will not be payable with respect to stock options.
Stock Appreciation Rights
SARs may be granted on a standalone basis or in tandem with stock options granted under the 2025 Plan. SARs are subject to the terms and conditions, including vesting conditions, set by the Committee, and will vest in accordance with the terms of the applicable award agreement. The term for SARs granted under the 2025 Plan is ten years from the grant date unless the
Committee otherwise specifies a shorter period in the applicable award agreement. A SAR granted under the 2025 Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of the Common Stock over a specified price, known as the exercise price, fixed by the Committee, which will not be less than 100% of the fair market value of the Common Stock on the grant date of the SAR. Payment may be made in cash, shares of the Common Stock, or other property, in any combination as determined by the Committee. The 2025 Plan permits the repricing of SARs (as described in the Stock Options section above) only with shareholder approval. The 2025 Plan provides that DEUs will not be payable with respect to SARs.
Performance Metrics
The Committee may, at its discretion, establish performance criteria with respect to awards (other than stock options and SARs)
granted under the 2025 Plan. These performance metrics may be based upon any financial measures or other strategic business criteria. The levels of performance required with respect to performance metrics may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. The
Committee has the sole discretion to alter the performance metrics, and the Committee may set one or more performance metrics with respect to any applicable awards, which may differ between awards to participants.
In any calendar year, no participant may be granted awards that exceed, in the aggregate, 400,000 underlying shares of
Common Stock. This limit is higher than we expect to be needed for awards under the 2025 Plan. Further, under the 2025 Plan, the annual limit on aggregate grant date value of shares that a non-employee director may receive under RSA or RSU awards is
$500,000.
Change in Control
Unless provided otherwise in an award agreement, a participant’s awards will vest, the relevant restrictions will lapse and the relevant performance goals will be deemed to be met upon the involuntary termination of such participant’s employment or service without cause during the two-year period following the occurrence of a change in control. In addition, the Committee may, in order to maintain a participant’s rights in the event of any change in control of Associated, (1) make any adjustments to an outstanding award to reflect such change in control, and/or (2) cause the acquiring or surviving entity to assume or substitute rights with respect to an outstanding award. The Committee may also cancel any outstanding unexercised options or SARs
(regardless of whether vested) that have an exercise price that is greater than the fair market value of Common Stock as of the date of the change in control. Under the 2025 Plan, the Committee will also have the ability to cash out any options or SARs
(regardless of whether vested) that have an exercise price that is less than the fair market value of Common Stock as of the date of the change in control. If the Committee determines that such an award should be cashed out, the participant will receive the lesser of the fair market value of a share of Common Stock on the date of the change in control or the price paid per share in the transaction that constitutes the change in control.
With respect to awards other than deferred compensation awards, a “change in control” under the 2025 Plan includes any of the following:
•With certain exemptions, an acquisition by any individual, entity or group of beneficial ownership of at least 35% of
Associated’s then-outstanding shares of Common Stock or the combined voting power of Associated’s then-
outstanding voting securities entitled to vote in the election of directors;
•A change in the composition of the Board of Directors such that the individuals who constituted the Board as of the effective date of the 2025 Plan cease for any reason to constitute at least a majority of the Board;
•With certain exemptions, a reorganization, merger, statutory share exchange or consolidation or similar transaction involving Associated or a subsidiary, a sale or other disposition of all or substantially all of Associated’s assets, or the acquisition of assets or securities of another entity by Associated or a subsidiary; and/or
•The approval by shareholders of a complete liquidation or dissolution of Associated.
With respect to any deferred compensation awards, “a change in control” includes any one or more of the following, with certain exemptions as described in the 2025 Plan:
•A change in the ownership of Associated, which occurs when any one person, or more than one person acting as a group, acquires ownership of stock, that together with stock held by such person or group, constitutes more than 50%
of the total fair market value or total voting power of Associated’s Common Stock;
•A change in the effective control of Associated, which occurs when any one person, or more than one person acting as a group, acquires (or has acquired during a 12-month period) ownership of stock possessing 35% or more of the total voting power of Associated’s Common Stock; and/or
•A change in the ownership of a substantial portion of Associated’s assets, which occurs when one person, or more than one person acting as a group, acquires (or has acquired during a 12-month period) assets from Associated that have a total gross fair market value equal to 85% or more than the total gross fair market value of all of the assets of
Associated immediately prior to such acquisition.

Minimum Vesting and Termination of Employment or Service
Minimum Vesting
Any award that is conditioned upon satisfying specified performance goals and is payable in shares of Common Stock will not vest sooner than one year following the date of grant. Any award that vests solely based upon the participant’s continued
employment with Associated or a subsidiary will not vest sooner than three years following the date of grant. Also, the one-year and three-year minimum vesting requirements may not apply if the participant terminates employment due to early retirement, normal retirement, death, disability or a change in control of Associated. In addition, up to 5% of the available shares under the
2025 Plan will not be subject to the one-year and three-year minimum vesting requirements, as determined by the Committee either at the time an award is made or at a later date.
Treatment of Awards Following Termination
Under the 2025 Plan, a termination of service for a non-employee director occurs when a non-employee director ceases to be a director for any reason, including a termination by resignation, removal, failure to be elected, expiration of a term where there is a term, death or retirement.  However, a termination of service for a non-employee director would not apply where the individual simultaneously commences or remains in employment or service with Associated or any subsidiary. For any other grantee, a termination of service occurs when the service agreement between the individual and Associated or any subsidiary is terminated for any reason, except for terminations whether the individual simultaneously commences or remains in employment or service with Associated or any subsidiary.
Unless the applicable award agreement provides otherwise, in the event of a participant’s termination of service (either voluntarily by the participant or by us) without cause and not due to death, disability, early retirement or normal retirement, such participant’s vested stock options or SARs (to the extent exercisable at the time of such termination) will remain exercisable until 60 days after such termination (but not beyond the original term of the option or SAR) and thereafter will be canceled and forfeited to us. Unless the applicable award agreement provides otherwise, in the event of a participant’s termination of service due to early retirement or normal retirement, such participant’s stock options or SARs will become fully vested and exercisable following such termination, and will remain exercisable for the remainder of their original term. With respect to stock options and SARs granted pursuant to an award agreement, unless the applicable award agreement provides otherwise, in the event of a participant’s termination of service due to death or disability, such participant’s stock options or
SARs will vest and remain exercisable until one year after such termination (but not beyond the original term of the option or
SAR), and thereafter will be canceled and forfeited to us. In the event of a participant’s termination of service for cause, such participant’s outstanding stock options or SARs will immediately be canceled and forfeited to us.
Unless the applicable award agreement provides otherwise, with respect to RSAs, in the event of the participant’s termination of service for any reason other than death, disability, early retirement or normal retirement, all unvested shares will be forfeited to us. Unless the applicable award agreement provides otherwise, upon a termination due to the participant’s death, disability, early retirement or normal retirement, all unvested shares of the RSA will immediately vest.
RSU awards that are subject to the minimum one-year or three-year vesting requirements (described above under Minimum
Vesting) may become vested in connection with a change in control of Associated or upon the participant’s termination of employment due to early retirement, normal retirement, death or disability, as determined by the Committee or in an applicable award agreement.
Key Definitions
For purposes of the 2025 Plan, “cause” means (1) commission of an act of fraud, embezzlement or other act of dishonesty that would reflect adversely on the integrity, character or reputation of Associated or that would cause harm to its customer relations, operations or business prospects; (2) breach of a fiduciary duty to Associated; (3) violation or threatening to violate a restrictive covenant agreement (such as a non-compete, non-solicit or non-disclosure agreement) between an eligible person and us or a subsidiary; (4) unauthorized disclosure or use of confidential information or trade secrets; (5) violation of any lawful policies or rules of Associated, including any applicable code of conduct; (6) commission of criminal activity; (7) failure to reasonably cooperate in any investigation or proceeding concerning Associated; (8) determination by a governmental authority or agency that bars or prohibits the participant from being employed in their current position; or (9) neglect or misconduct in the performance of a participant’s duties that remains unresolved ten days after we have given notice of the neglect or misconduct, in each case as determined by the Committee. However, if a participant is subject to a services agreement with us that contains a different definition of “cause,” the definition contained in the services agreement will control.

For purposes of the 2025 Plan, “early retirement” means the participant terminates employment or service with Associated after reaching age 55 and working with Associated or a subsidiary for at least 15 years. For purposes of the 2025 Plan, “normal retirement” means the participant terminates employment or service with Associated after reaching age 62 and working with
Associated or a subsidiary for at least five years.
Amendment and Termination
Unless the 2025 Plan is earlier terminated by Associated’s Board of Directors, the 2025 Plan will automatically terminate on the earlier of (1) the date all shares subject to the 2025 Plan have been purchased or acquired and the restrictions on all restricted stock granted under the 2025 Plan have lapsed, and (2) the tenth anniversary of the 2025 Plan’s effective date.  Awards granted before the termination of the 2025 Plan may extend beyond that date in accordance with their terms. The Board of Directors is permitted to amend the 2025 Plan and the Committee is permitted to amend the terms and conditions of outstanding awards.
However, no amendment of the 2025 Plan or an award may adversely affect the rights of any participant with respect to outstanding awards without the applicable participant’s written consent, decrease the minimum vesting requirements (described above in the Minimum Vesting and Termination of Employment or Service section), or violate rules under Section 409A of the
Code regarding the form and timing of payment of deferred compensation. Shareholder approval of any such amendment will be obtained if required under applicable law or the rules of the New York Stock Exchange, which would include amendments to increase the number of shares available under the 2025 Plan or to expand the scope of who is eligible to participate under the
2025 Plan.
Transferability
Unless otherwise determined by the Committee, awards granted under the 2025 Plan are not transferable except by will or the laws of descent and distribution. The Committee will have sole discretion to permit the transfer of an award to certain permitted transferees as specified in the 2025 Plan.
Adjustments
In the event of a stock dividend, stock split, merger, reorganization, recapitalization, spin-off, or other similar event that affects shares such that the Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2025 Plan, the Committee will (among other actions and subject to certain exceptions) adjust the number and type of shares available under the 2025 Plan, the number and type of shares subject to outstanding awards and the grant or exercise price of outstanding stock options and other awards.
Substitute Awards
The 2025 Plan permits the Committee to grant substitute awards in its discretion and on such terms and conditions as the
Committee considers appropriate under the circumstances. A substitute award may be granted upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.  A substitute award does not refer to an award made in connection with the cancellation and re-pricing of an option.
Federal Tax Consequences
The following summary is based on U.S. federal income tax laws in effect as of January 1, 2025. Such laws and regulations are subject to change. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding non-qualified deferred compensation. If an award fails to comply with Section 409A of the Code, the award may be subject to immediate taxation, interest and tax penalties in the year the award vests or is granted. This summary does not constitute tax advice and does not address possible state, local or foreign tax consequences.
Restricted Stock Awards
Unless an election is made by the recipient under Section 83(b) of the Code, a participant will not recognize any taxable income upon the award of shares of restricted stock that are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to the RSAs prior to the lapse of restrictions applicable to that stock will be taxable as compensation income to the participant. Generally, the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse, less any amount paid with respect to the RSA award. The recipient’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such RSA. The recipient’s holding period will commence on the date on which the restrictions lapse.
As indicated above, a participant may elect, under Section 83(b) of the Code, to recognize taxable ordinary income upon the award date of RSA (rather than being taxed as described above) based on the fair market value of the shares of Common Stock subject to the award on the date of the award. If a participant makes that election, any dividends paid with respect to that RSA will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to the RSA lapse. Assuming compliance with the applicable tax withholding and reporting requirements, Associated will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with the participant’s RSA in the taxable year in which that participant recognizes that ordinary income.
Restricted Stock Units
The granting of RSUs generally should not result in the recognition of taxable income by the recipient or a tax deduction by
Associated. The settlement of RSUs should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of the then-current fair market value of the shares of Common Stock received and a corresponding tax deduction by Associated.
Stock Options
The grant of stock options under the 2025 Plan will not result in taxable income to the recipient of the option or an income tax deduction for Associated. However, the transfer of Common Stock to an option holder upon exercise of their options may or may not give rise to taxable income to the option holder and tax deductions for Associated, depending upon whether the options are “incentive stock options” or “non-qualified options.”
The exercise of a non-qualified option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for Associated in the amount by which the fair market value of the shares of Common Stock purchased, on the date of such exercise, exceeds the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the date of such exercise will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares.
In general, the exercise of an incentive stock option is exempt from income tax (although not from the alternative minimum tax)
and does not result in a tax deduction for Associated if the holder has been an employee of ours at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or 12 months in the case of termination of employment due to disability). If the holder has not been so employed during that time, the holder will be taxed as described above for non-qualified stock options. If the option holder disposes of the shares purchased more than two years after the incentive stock option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as “disqualifying dispositions”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. Associated would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition of the shares would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the option holder.
SARs
The granting of SARs does not result in taxable income to the recipient of a SAR or a tax deduction for Associated. Upon exercise of a SAR, the amount of any cash the participant receives and the fair market value as of the exercise date of any
Common Stock received are taxable to the participant as ordinary income and such amount will be deductible by Associated.
Section 162(m)
Under Section 162(m), we may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to a “covered employee” (as defined in Section 162(m)). “Covered employee” means any individual serving as Associated’s Chief Executive Officer or Chief Financial Officer and any one of Associated’s other three highest-paid executive officers during any taxable year whose compensation is required to be reported in Associated’s annual proxy statement (regardless of whether the individual serves as an executive officer as of the end of the year). Further, for each executive officer whose compensation was or is subject to this deduction limitation in a tax year beginning after December 31,
2016, that individual’s compensation will generally remain subject to the annual deductibility limitation of Section 162(m) for all future years even after termination of employment or death.
Section 280G of the Code
Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2025 Plan in connection with a
“change in control” of Associated might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent that it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and Associated would be denied a tax deduction for the amount of the excess parachute payment. However, the 2025 Plan provides for an automatic reduction of a participant’s awards to the extent that an award would result in any excess parachute payment that would trigger such an excise tax and such reduction would allow the participant to receive a greater after-tax value, unless the participant is party to a written agreement with Associated that provides for other treatment with respect to such excess parachute payments.
New Plan Benefits
Associated cannot determine (except as indicated in the table below) the number of shares or dollar amounts of long-term incentive awards that will be granted under the 2025 Plan to the named executive officers, the executive officers as a group, directors who are not executive officers as a group and employees who are not executive officers as a group. Under the terms of the 2025 Plan, the amount of awards to be granted is within the discretion of the Committee. Accordingly, we have provided below a table of the aggregate number of award grants (at target) under the 2020 Plan to each of the NEOs and certain groups of participants during 2024. The following table sets forth information as of February 14, 2025.

Name and Position or Group	2024 Stock Options	2024 Restricted Stock Grants	2024 RSUs
Andrew J Harmening President and CEO	—	—	122,369
Derek S. Meyer Executive Vice President, Chief Financial Officer	—	—	27,676
John A. Utz Executive Vice President, Head of Specialized Industries and Capital Markets and Milwaukee Market President	—	—	24,656
Randall J. Erickson Executive Vice President, General Counsel, Corporate Secretary	—	—	21,957
David L. Stein Executive Vice President, Head of Consumer & Business Banking and Madison Market President	—	—	21,888
Executive Officers as a Group	—	—	151,585
Non-Employee Directors as a Group	—	—	58,447
Non-Executive Officer Employees as a Group	—	412,881	51,354

Equity Compensation Plan Information
The following table sets forth information as of December 31, 2024 about shares of Common Stock outstanding and available for issuance under Associated’s existing equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,777,530	$22.36	5,211,343
Equity compensation plans not approved by security holders	—	—	—
Total	1,777,530	$22.36	5,211,343

RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board recommends that shareholders vote “FOR” the approval of the Associated Banc-Corp 2025 Equity Incentive Plan.

PROPOSAL 3:
ADVISORY APPROVAL OF ASSOCIATED BANC-CORP’S NAMED EXECUTIVE OFFICER COMPENSATION
Background
We recognize that executive compensation is an important matter for our shareholders, and in accordance with SEC rules, we are asking our shareholders to approve an advisory resolution on the compensation of our Named Executive Officers (“NEOs”).
This advisory approval, commonly referred to as a “say-on-pay” proposal, is a non-binding approval on the compensation paid to our NEOs as set forth in the “Executive Compensation” section of this proxy statement, including the Compensation
Discussion and Analysis, the accompanying executive compensation tables and corresponding narrative discussion and footnotes. It is not intended to address any specific item of executive compensation, but rather the overall executive compensation program for our NEOs and our executive compensation philosophy, policies and practices as described in this
Proxy Statement. The non-binding resolution approving our executive compensation program was approved by more than 97%
of the shareholders present or represented by proxy at our 2024 Annual Meeting of Shareholders.
Our Pay Philosophy
Associated’s executive compensation program for our NEOs is designed to attract, retain, motivate and reward highly qualified and talented executives who will enable us to execute on our strategic priorities, perform better than our competitors and drive long-term shareholder value. The underlying core principles of our executive compensation program are to (i) align executive incentive compensation with long-term shareholder value creation, (ii) provide target executive compensation within competitive market levels, and (iii) reward performance, without incentivizing unnecessary or excessive risk, while maintaining an appropriate cost structure.
Best Practices
•A substantial portion of total executive compensation is variable and tied directly to Company performance.
•All long-term incentive compensation awards are in the form of Associated shares of stock.
•Equity awards are heavily weighted in the form of performance-based restricted stock units (75% of awards) and time-
based restricted stock units (25% of awards) to align with shareholder value.
•We maintain stock ownership guidelines which require each of our NEOs to hold 100% of shares of restricted stock granted until the applicable share ownership guideline amount is achieved.
•All incentive compensation awards are subject to a clawback policy.
•Our CEO and other executive officers do not have employment or severance agreements or arrangements, except as provided for in our change of control severance compensation plan, or COC Plan.
•We do not provide tax “gross-up” payments in connection with any excise tax or other tax liabilities for the NEOs (except in connection with relocation expenses).
•Our NEOs receive a limited number of perquisites.
•We have an independent Compensation and Benefits Committee.
•We utilize an independent external compensation consultant.
Proposed Resolution
Accordingly, as required under the Exchange Act, this proposal seeks a shareholder advisory vote on the approval of compensation of our NEOs as disclosed under Item 402 of Regulation S-K through the following resolution:
“Resolved, that the shareholders approve the compensation of Associated’s Named Executive Officers as disclosed pursuant to the compensation rules of the SEC in the Compensation Discussion and Analysis, the compensation tables and any related materials.”
Because this is an advisory vote, it will not be binding on the Board of Directors. However, the Compensation and Benefits
Committee will consider the outcome of the vote when contemplating future executive compensation arrangements.

RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board recommends that shareholders vote “FOR” the advisory approval of Associated Banc-Corp’s NEO compensation, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related material). If a majority of the votes cast are voted “FOR” this Proposal 3, it will pass. Unless otherwise directed, all proxies will be voted “FOR” Proposal 3.

LETTER TO SHAREHOLDERS
To Our Fellow Shareholders,
On behalf of Associated Banc-Corp’s Board of Directors, the Compensation and Benefits Committee is pleased to provide highlights of the Company’s 2024 performance and demonstrate how our executive compensation program aligns to that performance.
2024: Advancing Our Growth Strategy
Over the past three years, we have strengthened our company by successfully executing our strategic plan and advancing our growth initiatives. Our executive team and colleagues continue to play a significant role in Associated Bank’s success. In 2024, we continued to see signs of strength in the US economy, and closer to home in the Midwest, the conditions have remained stable. This stability has allowed us to deliver positive financial results and continue to execute our growth strategy. Key highlights are outlined below.

Financial Highlights[1]	Growth Strategy Highlights

In the fourth quarter of 2024, to support our organic growth strategy, we repositioned our balance sheet with the sale of approximately $1.3 billion of investment securities and $0.7 billion in mortgage loans, and the purchase of $55 million in existing credit card balances. This repositioning supports and accelerates our strategy by enhancing our earnings profile, boosting capital, and providing additional capacity for loan growth. We believe we are well-positioned to attract and deepen customer relationships, grow market share in key commercial markets, and enhance the value of our franchise.
In 2025, we expect to benefit from several tailwinds that emerged in 2024, including record-high customer satisfaction scores, net customer household growth, balance sheet growth and a strengthened profitability profile. Given our current momentum and continued prioritization of our strategic initiatives, we expect to deliver enhanced value to our shareholders in 2025.
Balance Sheet Repositioning Impacts on Variable Compensation Programs
Our financial results for the years ended December 31, 2023 and December 31, 2024 were impacted by several nonrecurring items associated with the balance sheet repositionings announced in November of 2023 and December of 2024, respectively.
For the year ended December 31, 2023, we reported net income available to common equity (“earnings”) of $171 million. Our results included a net after-tax loss of $150 million driven by several nonrecurring items associated with the balance sheet repositioning announced in November of 2023. Our results also included an additional pre-tax $38 million of FDIC special assessment expense recognized during the fourth quarter. Excluding the impact of these nonrecurring items, we reported adjusted earnings of $351 million2.
For the year ended December 31, 2024, we reported net income available to common equity (“earnings”) of $112 million. Our results included a net after-tax loss of $253 million driven by several nonrecurring items associated with the balance sheet repositioning announced in December of 2024. Excluding the impact of these nonrecurring items, we reported adjusted earnings of $365 million2.
The balance sheet repositioning transactions that occurred in 2023 and 2024 were nonrecurring transactions where we capitalized on opportunities to accelerate our strategic plan and increase long-term shareholder value. Despite management’s
(1) All figures shown on an end of period basis. FY 2024 results compared to FY 2023 unless otherwise noted.
(2)This is a non-GAAP financial measure. See Appendix B for a reconciliation of non-GAAP financial measures to GAAP financial measures.
(3) Adjusted loan growth excludes $723 million in residential mortgage balances that were moved to loans held for sale as a result of the balance sheet repositioning announced during the fourth quarter of 2024.
This is a non-GAAP financial measure. See Appendix B for a reconciliation of non-GAAP financial measures to GAAP financial measures
(4) This adjusted figure excludes the impact of the balance sheet repositionings that impacted 4Q 2023 and 4Q 2024 financial results. Adjusted noninterest expense growth also excludes $14 million of FHLB prepayment penalty expense incurred in the fourth quarter of 2024 and $31 million of FDIC special assessment expense incurred in the fourth quarter of 2023. This is a non-GAAP financial measure. See Appendix
B for a reconciliation of non-GAAP financial measures to GAAP financial measures
(5)Based on JD Power 2024 U.S. Retail Banking Satisfaction study conducted January 2023 through January 2024. For award information, visit jdpower.com/awards.

awareness that these transactions would result in short term unbudgeted financial impacts, they proceeded because these actions are in the long-term interests of our shareholders.
To reward management for significant operational performance and balance sheet improvements, and to aid in the retention of critical talent, we approved adjustments to the 2024 Management Incentive Plan (MIP) and the 2022-2024 Long-Term
Incentive Performance Plan (LTIPP). More details are provided in the Short-Term and Long-Term Incentive sections of the
Compensation Discussion & Analysis and the “Reconciliation of Non-GAAP Financial Measures” provided in Appendix B.
Below are high level summaries:
•2024 MIP
Without adjusting MIP performance for the balance sheet reposition, MIP achievement would have been below threshold performance under the plan. Accordingly, the calculated payout would be zero. After removing the financial impacts of the repositioning, the adjusted MIP achievement was 103.3% of target performance which is approximately the same funding level estimated prior to the balance sheet repositioning. Since the achievement percentages were not nominally different and well aligned with expected year-end achievement results, the Committee approved a plan payout of 103.3%.
•2022-2024 LTIPP
Since the 2022-2024 LTIPP three-year performance period was impacted by both the 2023 and 2024 balance sheet repositioning initiatives, the unadjusted LTIPP estimated achievement was 64.50%. After removing the financial impacts of the 2023 and 2024 initiatives, the adjusted LTIPP performance achievement was calculated at 93.75%. In order to preserve the intended retentive and motivational objectives of the LTIPP, the Committee approved the adjusted performance achievement at 93.75% for payout purposes.
Shareholder Outreach
Each Fall we extend an invitation to our shareholders via our outreach program and meet with our compensation consultant to solicit input about our pay programs. The feedback we received from the shareholders that accepted our invitation was positive.
No concerns were raised. Overall, they approved of our current executive compensation program.
2024 Pay Program Refinements
To align with our long-term strategic priorities, we revised the 2024-2026 LTIPP metrics for the 2024-2026 performance period by shifting the return metric to Absolute Return on Common Equity Tier 1 (ROCET1) from ROATCE. ROCET1 is also a more consistent metric and will provide greater stability over time. For this performance period, the metrics are:
•Relative Total Shareholder Return (TSR) Metric – No Change. (65% weight). Metric pays a maximum of 100% of target if absolute TSR is negative, regardless of relative performance versus peers, at the end of the three-year performance period;
and
• Absolute Return on Common Equity Tier 1 (ROCET1). (35% weight) ROCET1 was selected as the performance measure since it considers both the return to shareholders and is a measure of bank soundness. It is also a highly regulated and consistent metric that exhibits less volatility from economic conditions, therefore, is expected to provide more stability over the long-term.
Proposal 2: Approval of the Associated Banc-Corp 2025 Equity Incentive Plan
We are requesting your approval of the proposed 2025 Equity Incentive Plan to replenish the pool of shares available for awarding stock-based compensation to our executives, certain colleagues and non-employee directors. Long-term incentives are a critical component of our pay-for-performance compensation philosophy to align sustained performance with shareholder interests, provide rewards to support our strategic initiatives and continue to attract, retain and motivate highly skilled executive officers and colleagues. Detailed information is available for your review in Proposal 2.
*****************
This Committee and Associated’s leadership team are committed to gathering feedback from our shareholders and will continue to assess and refine our executive compensation program to ensure it aligns with shareholders’ interests. We look forward to an ongoing dialogue with our shareholders and encourage you to continue to reach out to us with questions or comments related to our pay programs. We appreciate your continued support of our say-on-pay proposal.
Sincerely,
The Compensation and Benefits Committee
Gale E. Klappa (Chairman)
Eileen A. Kamerick
Kristen M. Ludgate
Karen T. van Lith

  EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

CD&A DIRECTORY

EXECUTIVE SUMMARY	35
OVERVIEW OF EXECUTIVE COMPENSATION PRINCIPLES	38
EXECUTIVE COMPENSATION FOR 2024	40
BASE SALARY	42
SHORT-TERM INCENTIVE COMPENSATION	43
LONG-TERM INCENTIVE COMPENSATION	45
RISK MITIGATION POLICIES	48
OTHER BENEFIT PROGRAMS	49
COMPENSATION GOVERNANCE	51
This Compensation Discussion and Analysis (“CD&A”) provides information about the key objectives, policies, elements and designs of our executive compensation program designed by the Compensation and Benefits Committee (referred to hereinafter as the “Committee”) for 2024. While the principles and objectives of our executive compensation program extend to our entire
Executive Leadership Team (“ELT”), this CD&A primarily explains how we compensated our Named Executive Officers
(“NEOs”) identified in the table below.
This CD&A should be read in conjunction with the accompanying compensation tables, corresponding footnotes and narrative discussion as they provide important additional information and context to the compensation and disclosures.

Named Executive Officer	Title
Andrew J. Harmening	President and Chief Executive Officer (“CEO”)
Derek S. Meyer	Executive Vice President, Chief Financial Officer
John A. Utz	Executive Vice President, Head of Specialized Industries & Capital Markets and Milwaukee Market President
Randall J. Erickson	Executive Vice President, General Counsel & Corporate Secretary
David L. Stein	Executive Vice President, Head of Consumer & Business Banking and Madison Market President

EXECUTIVE SUMMARY
Our executive compensation program is designed to be primarily performance-based and aligned with the interests of our shareholders. The majority of the total compensation provided to the CEO and other NEOs is at risk and delivered primarily in the form of long-term equity. We also consider our strategic objectives along with industry trends when developing our executive compensation program. Our goal is to offer an executive compensation program that allows us to attract, retain, motivate and reward highly qualified and talented executives; supporting our strategic priorities, outperforming our competitors through goal execution and driving long-term shareholder value with strong risk management discipline.
2024 Components of Executive Compensation
The key components of our executive compensation program support the Committee’s pay-for-performance philosophy. We provide our NEOs and ELT members with total direct compensation using a mix of both short- and long-term pay. In 2024, multiple components of pay were used including base salary, short-term cash incentive awards and long-term equity-based incentive awards to provide a balanced program that targets market-competitive compensation levels.

The following chart depicts the Committee’s design decisions to create our competitive executive pay program.

Type	Component	Key Features	Target Total Direct Compensation
At Risk Variable Compensation	**Short-Term Incentive Awards (100% Cash)** • Incentivize and reward executives for exceptional annual performance, both financially and strategically • Incentivize collaboration among executives across different lines of business	• Target set as percentage of salary • 2024 Metrics/Weight: - Net Income After Tax (40%) - Revenue Before Long Term Credit Charge (30%) - Operating Leverage (30%) • Payout range from 0% to 175%	 Salary 20% PRSUs 38% CEO 30% Annual Cash Incentive 12% RSUs 80% AT RISK
	Long-Term Incentive Awards (100% Equity) • Align the interests of executives and shareholders • Incentivize long-term decision making and meaningful value creation • Reward exceptional performance • Attract and retain high-performing executives • Support stock ownership guidelines	**75% PRSUs** (Performance-Based Restricted Stock Units) • 3-year performance period • 2024-2026 Metrics/Weight: - Relative TSR (65%) - Absolute Target ROCET1* (35%) • Vest based on achievement of annualized growth rate • Payout range from 0% to 150% **25% RSUs** (Time-Based Restricted Stock Units) • Full value grants • Vest ratably over four years	 Salary 35% PRSUs 29% Other NEOs 10% RSUs 26% Annual Cash Incentive 65% AT RISK
Not At Risk Fixed Compensation	**Base Salary** • Provide market competitive fixed compensation for performing responsibilities of the position • Attract and retain exceptional talent capable of performing in a growth environment	• Reviewed annually • Amounts adjusted based on each executive's role, scope, complexity, individual performance and competitive market trends	

*Return on Common Equity Tier 1.

2024 Target NEO Compensation Mix
A sizable portion of our ELT’s target total direct compensation is comprised of short- and long-term variable performance-
based, or at risk, compensation to link their pay to performance. Generally, higher level ELT positions have a greater portion of pay that is performance-based. For 2024:
•80% of the target total direct compensation for our President and CEO was performance-based; and
•65% of the average target total direct compensation for our other NEOs was performance-based
Highlights of Executive Compensation Practices
We believe our pay practices demonstrate our commitment to and alignment with shareholders’ interests and our dedication to maintaining a compensation program supported by strong corporate governance. The Committee meets regularly and receives guidance on best practices and market trends from the Committee’s independent compensation consultant to supplement each member’s own business knowledge.

Our executive compensation program incorporates many strong governance features as exemplified in the chart below.

What we do:	What we do not do:
Pay for performance by having a significant portion of executives’ compensation tied to Company performance and weighted toward the long term.	X	Have excess perquisites for our executives. Perquisites are limited to include only financial planning services, executive physicals, relocation benefits and access to clubs for business purposes.
Use long-term incentive pay that is denominated and delivered in equity and does not have a cash component.	X	Make tax gross-up payments in connection with excise tax or other tax liabilities except for relocation benefits.
Use robust incentive plan governance that is reviewed by internal key experts, the Committee and an independent third party as needed.	X	Pay dividend equivalents before the end of the performance period on unvested performance-based stock unit awards. Dividends are calculated based on the number of shares earned at vesting.
Retain an independent compensation consultant selected by and reporting directly to the Committee.	X
Allow hedging or pledging of Company securities by
executive officers, directors, key policy-making
officers of the Company and colleagues routinely in
possession of financial information prior to public
release.

Require a double trigger for vesting of equity awards and severance payments upon a change of control.	X	Have employment agreements with our NEOs.
Have a robust and compliant policy to clawback Erroneously Awarded Compensation from current and former executive officers in the event of a financial restatement.	X	Reprice stock options or Stock Appreciation Rights (SARs) without shareholder approval.
Hold an annual "Say-on-Pay" vote to solicit regular feedback from shareholders on our executive compensation program.
Hold proactive shareholder engagement meetings to solicit input on our pay program.
Require stock ownership by executive officers based on a robust requirement to hold 100% of shares until the applicable share ownership guideline is met.
2024 Say-on-Pay Results
The annual say-on-pay vote is one of our opportunities to receive feedback from shareholders regarding our executive compensation program. At our 2024 Annual Meeting of Shareholders, our shareholders had the opportunity to vote on an advisory say-on-pay proposal and more than 97% of the votes cast were in favor of such proposal.
This level of approval indicates strong shareholder support of our approach to executive compensation. As a result, the
Committee made only minor refinements to our executive compensation program in 2024. We remain committed to promoting ongoing dialogue via our shareholder outreach program so we can provide our shareholders with a forum to raise questions or voice any concerns.

Shareholder Outreach Program
We value shareholder input on our executive compensation program. Each fall, we reach out to the institutional investors who hold a significant percentage of our outstanding shares. During these sessions, we discuss Company results and performance relative to industry trends; peer metrics; compensation plans; talent acquisition and development programs; sustainability initiatives; and the Company’s strategic direction. It's our belief that we conform to best practices by maintaining an open and transparent relationship with our shareholders and listening to their feedback and concerns. The feedback we received from shareholders in 2024 was positive, and no concerns were raised. Overall, the shareholders that accepted our invitation approved of our current executive compensation program and appreciated the opportunity to ask questions. Below is a summary of our recent shareholder engagements and an overview of our engagement process.

Term	Number of Investors Invited	Percent Outstanding Shares	Invitations Accepted
Fall 2022	30	63%	2
Fall 2023	30	65%	2
Fall 2024	30	68%	3
Overview of Shareholder Engagement Process

OVERVIEW OF EXECUTIVE COMPENSATION PRINCIPLES
Philosophy and Objectives
Associated’s executive compensation program is designed to provide each ELT member with a competitive total compensation package aligned with several objectives, including:
•Linking a significant portion of total compensation to Associated's financial performance metrics, which we believe serves to create long-term shareholder value;
•Providing a balanced program that rewards the desired actions and behaviors in support of Associated’s mission, business strategies and performance-based culture, without incentivizing unnecessary and/or excessive risk-taking;
•Targeting compensation at market-competitive median levels, while maintaining an overall compensation program that is aligned with and reflects the performance of Associated;
•Providing a mix of short- and long-term variable compensation that is market competitive; and
•Attracting and retaining high-caliber executives whose judgment and leadership abilities result in overall success for
Associated and increased value to our shareholders.
The Committee used these objectives to drive the design of the 2024 executive compensation program by targeting total compensation for the NEOs and ELT members at approximate median levels for executives with similar responsibilities at financial institutions of comparable asset size. In addition to compensation levels, the Committee considers Associated’s financial performance relative to its peers as part of the determination of total compensation opportunities. The Committee believes that peer comparison is important to the objectives of the program because Associated competes with a large number of financial institutions across the country for the services of qualified executives. The Committee also considers individual factors, including the experience level of the executive officer and performance results. If the Committee deems appropriate, total compensation opportunities may exceed the market median to attract high-quality executives to join Associated and to retain our experienced, high-performing ELT members.

Peer Group
Each year, the Committee, with the input of our compensation consultant, reviews and assesses the peer group. After a comprehensive review, the Committee approved the 2024 peer group, which consisted of 21 bank holding companies that the
Committee and compensation consultant believe are appropriate for comparison purposes in terms of size (based on total assets)
and business composition (engaged in lines of business similar to Associated). Our peer group selection process considers the following:
•Regional banks generally with asset size between 0.5x to 2.0x of Associated’s assets;
•An overall comparison of company structure and services; and
•How frequently the banks were selected as peers by other banks.
For 2024, based on the advice of our compensation consultant, the Committee did not make any changes to the 2023 peer group since the companies continued to meet our peer group selection criteria. Overall, the companies included in the 2024 peer group ranged in asset size from approximately $18.0 billion to approximately $71.2 billion. The median asset size of the companies in the peer group was approximately $37.7 billion, compared to Associated’s total assets of $39.4 billion as of December 31,
2022.
The 2024 peer group companies were:

2024 Peer Group
Bank OZK	Hancock Whitney Corp	Trustmark Corporation
BankUnited, Inc.	Old National Bancorp	UMB Financial Corporation
BOK Financial Corporation	Pinnacle Financial Partners, Inc.	Umpqua Holdings Corporation*
Commerce Bancshares, Inc.	Prosperity Bancshares	United Bancshares, Inc.
Cullen/Frost Bankers, Inc.	Simmons First National Corporation	Valley National Bancorp
F.N.B. Corporation	Synovus Financial Corporation	Webster Financial Corporation
Fulton Financial Corporation	Texas Capital Bancshares	Wintrust Financial Corporation
*Umpqua Holdings Corporation merged with Columbia Bank in 2023 and is now Columbia Banking System.
While the peer group is a key point of comparison in the total compensation strategy, the Committee also considered broader banking and financial services industry survey data as part of its compensation determinations to provide additional market context. The compensation consultant analyzed compensation data from peer company public filings and the McLagan and
Willis Towers Watson executive financial services surveys, each of which included members of Associated’s peer group. In analyzing the data, the compensation consultant advised that the additional comparisons, beyond the peer group, provided a broader perspective from which to appropriately compare compensation.

EXECUTIVE COMPENSATION FOR 2024
Notable 2024 Highlights
In 2024, we saw signs of a strengthened US economy. In the Midwest, unemployment rates remained well below the national average. Our Consumer borrowers remained resilient and our Commercial customers were cautiously optimistic about their future growth prospects. This stability allowed Associated to deliver positive financial results and continue to execute our
Growth Strategy. We continue to see strong financial results and 2024 was a year of advancing our growth initiatives which included:
•Filling several key leadership roles by elevating three business line leaders to our ELT
•Expanding our Commercial presence by launching a new deposit vertical in the fourth quarter of 2024
•Welcoming several high quality Relationship Managers to our growing Commercial Team
•Rebalancing our Consumer Lending approach
•Repositioning our balance sheet in both 2023 and 2024
In the fourth quarter of 2024, to support our organic growth strategy, we repositioned our balance sheet with the sale of approximately $1.3 billion of investment securities and $0.7 billion in mortgage loans, and the purchase of $55 million in existing credit card balances. This repositioning supports and accelerates our strategy by enhancing our earnings profile, boosting capital, and providing additional capacity for loan growth. We believe we are well-positioned to attract and deepen customer relationships, grow market share in key commercial markets, and enhance the value of our franchise.
Balance Sheet Repositionings in 2023 and 2024
Our financial results for the years ending December 31, 2023 and December 31, 2024 were impacted by several nonrecurring items associated with the balance sheet repositionings announced in November of 2023 and December of 2024, respectively.
For the year ended December 31, 2023, we reported net income available to common equity (“earnings”) of $171 million. Our results included a net after-tax loss of $150 million driven by several nonrecurring items associated with the balance sheet repositioning announced in November of 2023. Our results also included an additional pre-tax $38 million of FDIC special assessment expense recognized during the fourth quarter. Excluding the impact of these nonrecurring items, we reported adjusted earnings of $351 million1.
For the year ended December 31, 2024, we reported net income available to common equity (“earnings”) of $112 million. Our results included a net after-tax loss of $253 million driven by several nonrecurring items associated with the balance sheet repositioning announced in December of 2024. Excluding the impact of these nonrecurring items, we reported adjusted earnings of $365 million1.
The balance sheet repositioning transactions that occurred in 2023 and 2024 allowed us to capitalize on unique opportunities to accelerate our strategic plan and increase long-term shareholder value. Despite management’s awareness that these transactions would result in short-term unbudgeted financial impacts, they proceeded because these actions are in the long-term interests of our shareholders.
To reward management for significant operational performance and balance sheet improvements, and to aid in the retention of critical talent, we approved an adjustment to the 2024 Management Incentive Plan (MIP) and the 2022-2024 Long-Term
Incentive Performance Plan (LTIPP).  More details are provided in the Short-Term and Long-Term Incentive sections of the
Compensation Discussion & Analysis and the “Reconciliation of Non-GAAP Financial Measures” provided in Appendix B.
(1) All figures shown on an end of period basis. FY 2024 results compared to FY 2023 unless otherwise noted.
2024 Overview
The Committee typically reviews the total compensation of the CEO and other ELT members annually in October against
Associated’s pay philosophy and leverages research by the compensation consultant in determining appropriate levels of compensation. The Committee uses input from the CEO in setting the compensation of the ELT members and his assessment of executive performance against financial and budgetary goal achievement, significant business line project and objective success, and other individual performance objectives in determining pay outcomes.
Total compensation packages for the CEO and other NEOs are composed of both fixed and variable (which are primarily performance-based) components and include short- and long-term compensation. In making compensation-related decisions, the Committee considered information that compared each executive’s base salary and total compensation to the 25th, 50th and
75th percentiles of these market reference points against the peer group.
For 2024, both short- and long-term incentive target opportunities continued to be set at a consistent percentage of base salary considering the market median for each NEO. The approach aligns with market practice and enhances pay-for-performance outcomes. The Committee’s objective is to deliver the majority of executive compensation through variable pay opportunities that are based on Associated’s performance.
Our focus on variable elements of compensation continued to constitute the majority of the CEO’s and each other NEO’s total compensation, with long-term, equity-based incentives representing the majority of the variable component of compensation.
This pay mix provides a direct link between executive compensation and shareholder value, fosters equity ownership among the
ELT, and provides a balanced risk profile, all in keeping with the Committee’s objectives for the Company’s executive compensation program. The table below contains specific information regarding the components of each NEO’s 2024 total compensation.
2024 Executive Target Direct Compensation

Named Executive Officer	Base Salary $	Short-Term Incentive Target as a % of Base Salary	Short-Term Incentive Target $	Long-Term Incentive Target as a % of Base Salary	Long-Term Incentive Target $	Total Target Direct Compensation
Andrew J. Harmening	$1,070,000	150%	$1,605,000	250%	$2,675,000	$5,350,000
Derek S. Meyer	$550,000	80%	$440,000	110%	$605,000	$1,595,000
John A. Utz	$490,000	75%	$367,500	110%	$539,000	$1,396,500
Randall J. Erickson	$480,000	70%	$336,000	100%	$480,000	$1,296,000
David L. Stein	$435,000	75%	$326,250	110%	$478,500	$1,239,750
2024 CEO Annual Total Target Direct Compensation
In 2024, Mr. Harmening’s total target direct compensation was $5,350,000 with 80% of his target compensation tied to variable compensation. Compared to our peer group for a similarly situated CEO role, his total target direct compensation approximates the median.

BASE SALARY
Base salary is the only component of the ELT's total direct compensation that is not at risk and represents the smallest percentage of total compensation. The Committee reviews base salaries annually taking into account our market position relative to external peers (50th percentile) supplemented by guidance from our executive compensation consultant. The
Committee may also make adjustments it deems necessary to account for individual performance and tenure, promotions or increase in scope of responsibilities, retention considerations or other specific circumstances that may arise in a given year.
Effective January 1, 2024, Mr. Harmening and Meyer received base salary increases of $40,000 and $60,000 respectively, to maintain the competitive positioning of their compensation relative to external peers.

SHORT-TERM INCENTIVE COMPENSATION
Short-Term Incentive
Our short-term incentive program, referred to as the Management Incentive Plan (MIP), was established to award short-term incentive compensation and is funded based on the success of the Company in achieving designated performance metrics. Each year, the Committee reviews the MIP structure and establishes performance criteria and target performance levels to determine the target pool available under the MIP for eligible colleagues. The total pool amount is determined based on Associated’s achievement of objective financial metrics selected by the Committee.
For 2024, the Committee decided to maintain the same MIP metrics and weightings as in 2023 as they continue to reflect the current business priorities and are viewed as an effective way to gauge the success of the Company in achieving its strategic vision. All three metrics are critical to the success of the Company and align with creating value for shareholders and reinforcing the priorities of income growth and managing expense. The MIP metrics are summarized in the following table.
2024 MIP Metrics

Metric	2024 Weight	Rationale	Metric Definition
Net Income After Tax (NIAT)	40%	Focuses on bottom-line growth.
Represents profit after most expenses (e.g.,
business costs, provision for loan losses, taxes)
have been deducted from revenue. NIAT is a
GAAP measure included in the Company’s
Annual Report on Form 10-K Consolidated
Statement of Income.

Revenue Before Long- Term Credit Charge (Revenue Before LTCC)	30%	Directly aligns with strategic initiatives to grow the Company.	A Non-GAAP measure that consists of Net Interest Income plus Noninterest Income (Loss) generated by Associated which can be found in the Company's Annual Consolidated Statement of Income.
Operating Leverage	30%	Measures efficiency aimed at achieving revenue growth faster than expenses, encouraging a balanced focus on growth, not just expense reduction.
Year-over-year percentage change in total
Revenue Before LTCC minus the percentage
change in total Noninterest Expense. This is a
Non-GAAP measure. A positive ratio shows
that revenue is growing faster than expenses. A
negative ratio indicates that expenses are
accumulating faster than revenue.

2024 MIP Payout
In consideration of the successful balance sheet repositioning designed to further drive improved profitability and accelerate the organic growth strategy plus to reward management for their leadership and key successes in 2024, the Committee approved an adjustment to the MIP for payment calculation purposes.

Description	Overview	One-Time After-Tax Adjustment
2024 Balance Sheet Repositioning
Non-recurring balance sheet repositioning to further accelerate the Company's organic growth strategy.
Note: The adjustment included Mortgage Fee Income, Investment Security Sales Loss,
Reinvestment of Security Sales Proceeds, Net Provision Impact, Credit Card Interest
Income, FHLB Prepayment Penalty, benefit of FHLB refinancing and Taxes.
$253 million (net loss)
After the adjustment, achievement under the 2024 MIP was funded at 103.3% of target.
•Without adjusting MIP performance for the balance sheet repositioning, MIP achievement would have been below threshold performance under the plan. Accordingly, the calculated payout would be zero.
•After removing the financial impacts of the balance sheet repositioning, the adjusted MIP achievement was 103.3% of target performance which is approximately the same funding level estimated prior to the balance sheet repositioning.
•Since the adjusted achievement percent was not nominally different compared to the estimated unadjusted achievement and was well aligned with forecast and operational performance results, the Committee approved a plan payout of 103.3%.

The actual and adjusted results for the respective plan metrics are as follows:
2024 MIP Results (Actual and Adjusted)
The below chart depicts 2024 MIP achievement using the adjusted results approved by the Committee. A "Reconciliation of
Non-GAAP Financial Measures" is provided in Appendix B.

Approval of 2024 Short-Term Incentive Payout
The Committee determined the amount of the MIP payout to each NEO by multiplying the respective incentive target by the
Company's adjusted performance achievement of 103.3%. All ELT members were rewarded based on overall ASB results with no individual modifications made for individual NEO performance.

2024 Adjusted Incentive Payout as a Percent of NEO Target
Named Executive Officer	Target Payout $	Actual Payout $	Adjusted Achievement as a Percent of Target
Andrew J. Harmening	$1,605,000	$1,657,965	103.3%
Derek S. Meyer	$440,000	$454,520	103.3%
John A. Utz	$367,500	$379,628	103.3%
Randall J. Erickson	$336,000	$347,088	103.3%
David L. Stein	$326,250	$337,016	103.3%

LONG-TERM INCENTIVE COMPENSATION
The Committee believes that a sizable portion of executive total pay should be represented by, and tied directly to, the performance of the Company so that the interests of the ELT members and the shareholders are closely aligned. The Committee has also designed our long-term incentive plan so that the performance of Associated’s stock has a strong correlation to the actual total compensation an ELT member receives over time.
To achieve these goals, the Committee developed Associated’s Long-Term Incentive Performance Plan ("LTIPP") to award equity that includes two key long-term elements: 1) 75% of the award is issued in the form of performance-based restricted stock units (“PRSUs”) and 2) 25% of the award is issued in the form of time-based restricted stock units (“RSUs”). The
Committee believes the weighting between PRSUs and RSUs allows us to focus on performance results while managing retention.
Individual target grant amounts are awarded annually, typically in January. Only infrequently and in exceptional circumstances will the Committee consider one-time awards for what could be achieved through annual performance compensation. The value of  the PRSUs and RSUs awarded to an NEO is determined by dividing the value of the award by the closing market price of a share of Associated's Common Stock on the grant date. The LTIPP award amount is calculated as a percent of base salary and listed in the table below.

2024 Long-Term Incentive ("LTI") Award Opportunity
Named Executive Officer	75% PRSUs (at Target)	25% RSUs	Total LTI Opportunity
Andrew J. Harmening	$2,006,250	$668,750	$2,675,000
Derek S. Meyer	$453,750	$151,250	$605,000
John A. Utz	$404,250	$134,750	$539,000
Randall J. Erickson	$360,000	$120,000	$480,000
David L. Stein	$358,875	$119,325	$478,500
Performance Restricted Stock Units
Under the LTIPP, actual payouts of the PRSUs will be based on Associated’s results during the specified measurement period relative to goals approved by the Committee for that LTIPP performance period. Grants awarded under the 2022-2024,
2023-2025 and 2024-2026 LTIPP that are granted before April 2025 are subject to the terms of the 2020 Incentive
Compensation Plan. Future LTIPP awards that are granted in April 2025 or later will be subject to the terms of the 2025 Equity
Incentive Plan.

Restricted Stock Units
Restricted Stock Units ("RSUs") vest over a defined period and the value varies based on the performance of Associated’s
Common Stock which creates alignment between executive pay and shareholder value and promotes executive retention. The
RSUs granted in 2024 vest over a four-year period, with one-fourth of the grant vesting each year. The grants prior to April
2025 are subject to the terms of the 2020 Incentive Compensation Plan. Future grants in April 2025 or later will be subject to the 2025 Equity Incentive Plan. When calculating the value of RSUs for the purpose of making these grants, the Committee used the grant date value of the RSUs.
2024-2026 LTIPP
Grants under the 2024-2026 LTIPP are based on a three-year performance period that began on January 1, 2024, and will end on December 31, 2026. Based on the Company’s performance during the period, the number of actual shares that vest can range from a minimum of 0% to a maximum of 150% of the target award.
For the 2024-2026 LTIPP period, the Committee approved a refinement to the plan by shifting the return metric from Return on
Average Tangible Common Equity (ROATCE) to ROCET1 (defined below). The 2024-2026 performance metrics established by the Committee to determine the vesting of the PRSUs are as follows:
•Relative Total Shareholder Return (TSR) (65% weight) is measured against the KBW Nasdaq Regional Banking
Total Return Index (^KRXTR). The Committee believes Relative TSR, which includes the net change in stock price plus dividends paid during the applicable period, is a valuable measure because it directly aligns with shareholder interests and encourages management to outperform peers in the creation of shareholder value.
Compared to the KRXTR, Relative TSR performance below the 25th percentile (Threshold) results in no payout whereas performance achieved at the 75th percentile results in a 150% payout (Maximum). Based on common market practice, Relative TSR is calculated using a 30-day share price average.
TSR requires 50th percentile performance for a Target payout. If absolute TSR is negative at the end of the three-year performance period, the TSR payout will be capped at 100% of Target.
•Absolute Return on Common Equity Tier 1 (ROCET1) (35% weight) is measured using a target range of absolute
ROCET1 values over the 2024-2026 performance period. The Committee determined that ROCET1 is an appropriate metric to measure performance as it both considers return to shareholders and is a measure of bank soundness.
Moreover, it is a highly regulated and consistent metric that exhibits less volatility from economic conditions and also provides more stability over the long term. ROCET1 is computed by dividing Net Income Available for Common
(NIAC) by average Common Equity Tier 1 capital (CET1). The ROCET1 Target achievement result is a calculated average (Y1 + Y2 +Y3)/3.
2022-2024 LTIPP
Grants under the 2022-2024 LTIPP were based on a three-year performance period that began on January 1, 2022, and ended on
December 31, 2024, with the vesting opportunities ranging from a minimum of 0% to a maximum of 150% of the target award.
The two equally weighted performance metrics outlined below were established by the Committee with target performance goals set at the 50th percentile relative to the KRXTR. In the event performance results fell below the 30th percentile of peers, no payout would occur.
•Relative Total Shareholder Return (TSR) (50% weight) is measured against the KRXTR. Relative TSR which includes the net change in stock price plus dividends paid during the applicable period is calculated using a 30-day share price average of the last 30 days of 2021 versus the last 30 days of 2024. If absolute TSR is negative, the payout will be limited to 100% of target.
•Relative Return on Average Tangible Common Equity (ROATCE) (50% weight) is measured against the KRXTR over the full three-year performance period. Relative ROATCE is computed by determining a 3-year average (Y1 +Y2
+ Y3)/3 of Associated's ROATCE as compared to the KRXTR.

2022 - 2024 LTIPP Achievement Results
The balance sheet repositioning transactions that occurred in 2023 and 2024 were nonrecurring transactions designed to further drive improved profitability and accelerate our organic growth strategy.

Description	Overview	Relative ROATCE After-Tax Adjustment
2024 Q4 Balance Sheet Repositioning
Non-recurring balance sheet repositioning to further accelerate the
Company's organic growth strategy.
Note: The adjustment included Mortgage Fee Income, Investment Security Sales Loss,
Reinvestment of Security Sales Proceeds, Net Provision Impact, Credit Card Interest Income,
FHLB Prepayment Penalty, benefit of FHLB refinancing and Taxes.
$253 million (net loss)
2023 Q4 Balance Sheet Repositioning
One-time loss associated with the strategic balance sheet
repositioning to change the operating model of prior leadership, including the sale of $1 billion in residential real estate mortgages and investment securities to improve future performance.
$157 million (net loss)
After adjusting Relative ROATCE, overall achievement under the 2022-2024 LTIPP was funded at 93.75% of target.
The 2022-2024 LTIPP three-year performance period was impacted by both the 2023 and 2024 balance sheet repositioning initiatives described previously in the section entitled "Executive Compensation for 2024".
•Prior to the removing financial impacts of the restructuring initiatives, the unadjusted overall 2022-2024 LTIPP achievement was 64.50%.
•After removing the financial impacts of the 2023 and 2024 initiatives, the adjusted LTIPP overall performance achievement was calculated at 93.75%.
To reward management for significant operational performance and balance sheet improvements, and to preserve the intended retentive and motivational objectives of the LTIPP, the Committee approved an adjusted performance achievement at 93.75%
for payout purposes. The below chart depicts the 2022-2024 LTIPP achievement using the adjusted results approved by the
Committee. A "Reconciliation of Non-GAAP Financial Measures" is provided in Appendix B.

Approval of 2022 - 2024 LTIPP Payout
The Committee determined the amount of the 2022-2024 LTIPP payout to each NEO by multiplying the respective incentive target by the Company's adjusted performance achievement of 93.75%.

2022 - 2024 Adjusted LTIPP Payout
Named Executive Officer	Target Shares Awarded	Actual Vested Shares	Adjusted Achievement as a Percent of Target
Andrew J. Harmening	76,781	71,982	93.75%
Derek S. Meyer	25,033	23,468	93.75%
John A. Utz	16,047	15,043	93.75%
Randall J. Erickson	14,434	13,531	93.75%
David L. Stein	14,358	13,460	93.75%

RISK MITIGATION POLICIES
Risk Assessment
The Committee, along with members of Associated’s Executive Risk Committee, Incentive Compensation Risk Assessment
Committee (ICRA), Chief Human Resources Officer and business executives responsible for the design and implementation of
Associated’s incentive compensation arrangements, conducted a full annual risk assessment as part of an incentive and sales practice review. Under the governance of the Executive Risk Committee, ICRA was established to define and govern the annual incentive plan risk assessment process, which evaluates the effectiveness of Associated’s incentive compensation programs and to align them with the Company’s safety and soundness principles. Following the reviews with members of Associated’s
Executive Risk Committee, ICRA, and business executives responsible for the design and implementation of incentive plans, the Committee determined that Associated’s compensation plans do not encourage its executive officers or colleagues to take unnecessary or excessive risks that threaten the value of Associated, nor do the plans encourage behavior focused on short-term results to the detriment of long-term value creation. The Committee determined that these plans do not encourage unnecessary risk taking and are consistent with preserving and enhancing the long-term health of Associated.
Clawback of Compensation
The Committee has approved a clawback policy (the “Clawback Policy”) that is intended to satisfy the NYSE listing requirements. The Clawback Policy mandates the recovery of executive officer incentive-based compensation from current and former executive officers if payments were based on financial statements that were later restated and executive officers received
Erroneously Awarded Compensation (as defined therein). The Clawback Policy applies to both performance-based awards and time-based awards. The Clawback Policy applies to the ELT, including the NEOs, and recovery is subject to only very limited exceptions. The Committee does, however, have the discretion to determine the appropriate means and method of recovery based on all applicable facts and circumstances which may include the reimbursement of all or part of any cash or equity-based award; cancelling prior cash or equity-based awards whether vested or unvested paid or unpaid; cancelling or offsetting against any planned future cash or equity-based awards; forfeiture of deferred compensation (subject to compliance with 409A of the
Internal Revenue Code), and any other method authorized by applicable law or contract.
Anti-Pledging and Anti-Hedging Policy
Associated’s Insider Trading Policy prohibits executive officers, colleagues and directors from engaging in hedging transactions (such as prepaid variable forwards, equity swaps, collars and exchange funds) with respect to Common Stock and from pledging Associated Common Stock as collateral for loans.
Stock Ownership Guidelines
The Committee believes that ownership of Common Stock by our executive officers directly aligns their interests with those of other shareholders and helps balance the incentives for risk taking inherent in equity-based awards. We require our executive officers and other key executives identified by the CEO to hold 100% of shares of restricted stock granted (except for shares withheld to satisfy tax obligations) until after the executive officer has attained the applicable share ownership guideline amount. For purposes of the guidelines, unvested time-based restricted stock units, vested shares held in the 401(k) plan and/or the Employee Stock Purchase Plan, shares owned outright, and shares owned indirectly (e.g., in trust or by an immediate family member living in the same household) are included. Stock options, unvested performance restricted stock units, preferred shares and pledged shares are excluded. All Associated executive officers, including the NEOs, are expected to meet the stock ownership requirements within the NEO’s respective timeframe. The executive stock ownership guidelines are described under
“Stock Ownership - Stock Ownership Guidelines for Executive Officers and Directors” on page 17.
Accounting and Tax Considerations
Associated desires to maximize the return to its shareholders, as well as meet the objectives of the executive compensation program outlined above. As part of balancing these objectives, management (particularly the CEO and the Chief Human
Resources Officer) considers the accounting and tax treatment to Associated and, to a lesser extent, the tax treatment to the executive, when making compensation decisions. Financial Accounting Standards Board Accounting Standards Codification
Topic 718, “Compensation-Stock Compensation” requires all share-based payments to colleagues to reflect the fair value on the date of grant and to be expensed over the applicable vesting period.

OTHER BENEFIT PROGRAMS
Deferred Compensation Plan
Associated maintains a non-qualified deferred compensation plan to allow certain colleagues deemed to be highly compensated under IRC Section 414(q)(1)(B) to defer current compensation to accrue additional funds for retirement.
Participants are offered the opportunity to defer a percentage of their base salary and/or cash incentive compensation and can choose from various deemed investment options. The participant can elect to receive payment of deferred amounts either in a lump sum, or five or ten equal annual installments; and the participant can elect to receive payments at a fixed date or six months following separation from Associated. (Distributions are also possible in the event of an unforeseeable emergency.) The participant retains all rights to amounts in his or her account if employment terminates for any reason until the account balance is fully paid. All NEOs were eligible to participate in the deferred compensation plan in 2024 and Mr. Harmening and Mr.
Meyer elected to defer.
Deferred Stock Election
ELT members may elect to defer receipt of up to 100% of their RSUs under our Deferred Stock Election program. This program provides further personal financial management tools for executive officers and enhances the alignment with shareholders by focusing on the long-term goal of increasing capital gains. All NEOs were eligible to elect to defer receipt of shares in 2024 and Mr. Meyer elected to defer.
Retirement Plans
Retirement Account Plan
The Associated Banc-Corp Retirement Account Plan (“RAP”) is a qualified defined benefit plan with cash balance features designed to provide participants with a monthly income stream in the form of an annuity at retirement. A colleague becomes eligible to participate the first day of the plan year in which the participant completes 12 months of service (service is defined as working a minimum of 1,000 hours within the year). The colleague becomes a “Participant” in the Plan the first January 1 or
July 1 after completion of the service eligibility requirement. Each participant receives an accrual of 1.5% of eligible compensation. Compensation is subject to the IRS annual limitation, which was $345,000 in 2024. The RAP provides for an annual earnings credit based on the 30-Year Treasury Rate. All participants become fully vested in their accrued benefit upon completion of three years of credited service, attainment of normal retirement (age 65) or upon death or disability while employed by Associated. All NEOs, with the exception of Mr. Meyer, have completed three years of credited service and are
100% vested in their benefits under the RAP. Participants retiring before age 65 may be eligible to receive an early retirement benefit at age 55; subject to an actuarial adjustment for early retirement.
401(k) Plan
Associated offers the Associated Banc-Corp 401(k) and Employee Stock Ownership Plan to eligible participants, including the
NEOs. Participants make contributions to the 401(k) Plan, subject to the limitations established by the IRS. Associated provides a discretionary matching contribution, which in 2024 was equal to 100% of each participant’s 401(k) Plan deferral up to 5% of the participant’s Compensation as defined by the plan. Participants who work 1,000 hours during the calendar year and are employed with Associated on December 31 qualify for the matching contribution, with the exception of the participant’s retirement, disability, or death. All participants are fully vested in both their own contributions and Associated’s matching contributions. Participants have more than 30 investment fund selections available including the Associated Banc-Corp
Common Stock Fund.

Supplemental Executive Retirement Plans
In keeping with its objective of providing a market-competitive executive compensation program designed to attract and retain highly qualified individuals, Associated provides supplemental retirement benefits to the ELT under the Associated Banc-Corp
Supplemental Executive Retirement Plan, referred to as the “SERP.” The SERP is a non-qualified plan into which Associated makes a restoration contribution for amounts that are otherwise restricted due to applicable IRS limitations under Associated’s
RAP and 401(k) Plan. Participation in the SERP is limited to members of Associated’s ELT, which includes the NEOs.
Associated’s contribution to the SERP is equal to the excess of the amount that would have been accrued under the RAP and the 401(k) Plan if not for the IRS annual limitation over the amount actually accrued by the participant for the plan year under those plans. Amounts under the SERP are unsecured and accrue at the same rate and time as accruals under the RAP and 401(k)
Plan and incur gains and losses based on notional investment preferences specified by participants among various investment options. All participants in the SERP are fully vested in their SERP account. Distributions from the SERP are generally made in accordance with elections made by the participants.
Perquisites
Limited perquisites offered to the ELT, including the NEOs in 2024, comprised of executive physical examinations, which the
Committee believes are valuable to Associated by helping to support the health and well-being of our ELT; financial planning services, which are intended to permit the ELT to focus as much of their time and attention as possible on their executive responsibilities; relocation benefits for new or transferring ELT members; and the payment of social and similar club dues to give the ELT access to social and similar clubs for business purposes. ELT members are required to pay any other costs attributable to their personal use of social and similar clubs. The ELT members do not receive gross-up payments for tax liabilities resulting from perquisites, except in relation to certain relocation expenses. The ELT also participated in certain other
Company-subsidized benefits that were also available to all eligible and/or participating colleagues.
Employment and Post-Termination Arrangements with NEOs
Associated does not have employment agreements with any of the NEOs. The Committee believes that each NEO’s separation situation should be evaluated on a case-by-case basis. This approach provides the Committee with maximum flexibility to determine mutually beneficial arrangements for both Associated and its NEOs in the event of a separation. Post-termination benefits paid to a former NEO will generally be paid under the Associated Banc-Corp Severance Pay Plan, a fully discretionary plan for colleagues that limits the Plan Administrator’s award of a benefit to a maximum of 200% of a former colleague’s annual base salary.
Change of Control Agreements
Each of the NEOs and all other ELT members have Change of Control Agreements (“COC Agreements”) which were put in place in 2018 or, if later, when they became an ELT member of the Company. The payments and benefits provided under the
COC Agreements maintain a “double trigger”, which provides for payment upon involuntary separation following a change of control and are not payable upon (1) a termination of an executive’s employment for “Cause” or a resignation by an executive without “Good Reason” or (2) any termination of an executive’s employment prior to a “Change of Control” (each as defined in the COC Agreements). These COC Agreements are summarized in the “Potential Payments Upon Termination or Change of
Control” section beginning on page 56.
Equity Grant Timing Practices
All equity awards are granted under a shareholder-approved plan. The Committee approves and grants annual Long-Term
Incentive (“LTI”) awards to our ELT at approximately the same time every year, with awards granted typically in January.
Associated's LTI program has not included stock option grants since 2020 and has no intention of doing so in the foreseeable future. In 2024, the LTI award to our ELT consisted of Performance-Based Restricted Stock Units (“PRSUs”) and Time-Based
Restricted Stock Units (“RSUs”). Outside of the annual grant cycle, we may make PRSU and/or RSU awards in connection with a newly hired or promoted executive on the date of hire or promotion, or in connection with a retention award. Equity awards, including stock options, are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed based on stock option or other equity grant dates.

COMPENSATION GOVERNANCE
Role of Independent Compensation Consultant
On an annual basis the Committee reviews the services performed by, and the fees paid to the independent compensation consultant. In 2024, the Committee re-engaged Mercer US LLC (“Mercer”) to advise on a variety of matters relating to the executive compensation program. In addition to providing independent advice, Mercer was selected for their deep knowledge and expertise in the banking and financial services sectors. During 2024, Mercer performed a competitive analysis of
Associated’s executive compensation levels and incentive practices, collaborated with the Committee on plan design changes and performed related assistance, and advised on non-employee director compensation which the Committee affirmed were in-
line with expectations and best practices.
The Committee has established procedures that it follows so that the advice of the compensation consultant to the Committee remains objective and is not influenced by Associated’s management, including:
•Direct reporting relationship of the compensation consultant to the Committee;
•Provision in the Committee’s engagement letter with Mercer specifying the nature of the work to be conducted and the role that management may play in that work; and
•Annual update to the Committee on the compensation consultant’s financial relationship with Associated, including a summary of the work performed for Associated during the preceding 12 months.
Role of Management
As part of the annual compensation review process, the CEO and the Chief Human Resources Officer interact with the
Committee and compensation consultant, providing information about the current compensation structure, details regarding executive compensation, individual performance assessments, and descriptions of the job responsibilities of executive officers.
The CEO typically makes recommendations to the Committee with respect to the compensation of the NEOs, other than himself, and the Committee determines CEO compensation in executive session without the CEO present.
Role of the Committee
The purpose of the Committee is to assist the Board of Directors in fulfilling its responsibility to oversee Associated’s executive compensation program. The Committee works closely with the compensation consultant to make decisions about, and set the framework for, Associated’s executive compensation program. Among other things, the Committee’s responsibilities include:
•Establishing and approving compensation and benefit policies;
•Approving the amount and form of compensation for Associated’s executives and non-management directors; and
•Issuing an annual report on executive and CEO compensation for inclusion in Associated’s annual proxy statement and
Form 10-K.

CONCLUSION
The Committee values the feedback received from our shareholders, and believes the changes made to our executive compensation program in recent years are aligned with shareholder input. We also believe that the 2024 compensation decisions for our NEOs were reasonable, appropriate and consistent with our compensation principles.
COMPENSATION AND BENEFITS COMMITTEE REPORT
The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation
S-K with management and based on such review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing.
THE COMPENSATION AND BENEFITS COMMITTEE
Gale E. Klappa, Chairman
Eileen A. Kamerick
Kristen M. Ludgate
Karen T. van Lith

EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(6)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)(5)
Andrew J. Harmening President and CEO	2024	$1,070,000	$—	$2,674,986	$1,657,965	$5,655	$64,482	$5,473,089
	2023	$1,030,000	$—	$2,574,964	$1,035,150	$5,134	$101,473	$4,746,720
	2022	$1,000,000	$—	$2,499,973	$2,505,000	$4,575	$57,038	$6,066,586
Derek S. Meyer Executive Vice President, Chief Financial Officer	2024	$550,000	$—	$604,997	$454,520	$5,175	$48,756	$1,663,448
	2023	$490,000	$—	$538,986	$246,225	$—	$75,668	$1,350,880
	2022	$204,167	$150,000	$1,230,988	$257,260	$—	$177,699	$2,020,114
John A. Utz Executive Vice President, Head of Specialized Industries & Capital Markets and Milwaukee Market President	2024	$490,000	$—	$538,980	$379,628	$13,452	$60,106	$1,482,166
	2023	$490,000	$—	$538,986	$246,225	$11,234	$64,036	$1,350,482
	2022	$473,750	$—	$522,490	$596,533	$7,638	$60,686	$1,661,098
Randall J. Erickson Executive Vice President, General Counsel & Corporate Secretary	2024	$480,000	$—	$479,980	$347,088	$11,724	$70,236	$1,389,028
	2023	$480,000	$—	$479,980	$225,120	$9,883	$58,441	$1,253,424
	2022	$470,000	$—	$469,963	$514,511	$6,959	$54,674	$1,516,107
David L. Stein Executive Vice President, Head of Consumer & Business Banking and Madison Market President	2024	$435,000	$—	$478,472	$337,016	$18,498	$49,049	$1,318,035
	2023	$435,000	$—	$478,486	$218,588	$15,182	$55,129	$1,202,384
	2022	$424,583	$—	$467,496	$533,376	$11,088	$49,228	$1,485,772
(1)Stock Awards reflect the aggregate grant date fair value of awards with the grant date fair value for performance-based RSUs calculated at the target level.
For further discussion and details regarding the accounting treatment and underlying assumptions relative to stock-based compensation, see Note 10,
“Stock-Based Compensation,” of the Notes to Consolidated Financial Statements included in Part II, Item 8, “Financial Statements and Supplementary
Data,” of our 2024 Form 10-K. The grant date fair value of the 2024 performance-based RSU awards at the maximum level is approximately $3,009,368,
$680,622, $606,353, $539,986, and $538,281 for Mr. Harmening, Mr. Meyer, Mr. Utz, Mr. Erickson and Mr. Stein, respectively.
(2)Amounts reported in this column reflect incentive awards provided under the “Short-Term Incentive” described in the “Short-Term Incentive
Compensation” section beginning on page 43.
(3)Reflects the change in present value of the Retirement Account Plan (“RAP”). Further details regarding the RAP can be found in the “Retirement Plans”
section beginning on page 49 and in the Pension Benefits in 2024 table on page 55.
(4)Amounts in All Other Compensation for 2024 include the following: (see table immediately below)
•Employer match on each participating NEO’s 2024 contributions to the 401(k) Plan;
•2024 employer contributions to the SERP. Additional details regarding the SERP can be found in the “Retirement Plans” section beginning on page 49 and in the Non-qualified Deferred Compensation in 2024 table on page 55;
•Employer payment of financial planning services;
•Employer payment of social and similar club dues for Mr. Utz, Mr. Erickson and Mr. Stein and a corporate club membership for which
Mr. Erickson is the named member;
•Employer payment of executive physicals for Mr. Harmening, Mr. Meyer, Mr. Utz and Mr. Erickson;
•Employer payment of wellness rewards;
•Employer match on each participating NEO’s 2024 contributions to the Employee Stock Purchase Plan;
•Corporate gifts.

Name	401(k) Match	SERP Contribution	Financial Planning Services	Social and Similar Club Dues	Executive Physicals	Wellness Rewards	ESPP Stock Match	Corporate Gifts
Andrew J. Harmening	$17,250	$30,127	$13,805	$—	$3,300	$—	$—	$—
Derek S. Meyer	$17,250	$13,751	$13,805	$—	$3,300	$—	$—	$650
John A. Utz	$17,250	$19,118	$13,805	$4,788	$3,300	$225	$1,470	$150
Randall J. Erickson	$17,250	$18,652	$13,805	$16,379	$3,300	$200	$—	$650
David L. Stein	$17,250	$17,879	$12,480	$1,290	$—	$—	$—	$150
(5)For a description of the elements of executive compensation and the various factors affecting compensation levels, please see the “Executive
Compensation - Compensation Discussion and Analysis” section beginning on page 35.
(6)Sign-on cash bonus.

GRANTS OF PLAN-BASED AWARDS DURING 2024

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock (#)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Andrew J. Harmening	1/30/2024	−	−	−	−	−	−	30,592	$668,741
	1/30/2024	−	−	−	0	91,777	137,665	−	$2,006,245
		0	1,605,000	2,808,750	−	−	−	−	−
Derek S. Meyer	1/30/2024	−	−	−	−	−	−	6,919	$151,249
	1/30/2024	−	−	−	0	20,757	31,135	−	$453,748
		0	440,000	770,000	−	−	−	−	−
John A. Utz	1/30/2024	−	−	−	−	−	−	6,164	$134,745
	1/30/2024	−	−	−	0	18,492	27,738	−	$404,235
		0	367,500	643,125	−	−	−	−	−
Randall J. Erickson	1/30/2024	−	−	−	−	−	−	5,489	$119,990
	1/30/2024	−	−	−	0	16,468	24,702	−	$359,990
		0	336,000	588,000	−	−	−	−	−
David L. Stein	1/30/2024	−	−	−	−	−	−	5,472	$119,618
	1/30/2024	−	−	−	0	16,416	24,624	−	$358,854
		0	326,250	570,938	−	−	−	−	−
(1)Reflects annual incentive opportunities under the 2024 MIP, which is 0% (threshold) to 175% (maximum). Amounts shown in the target column are equal to the individual target amounts paid under the MIP for 2024 and served as the base amounts used by the Committee for determining the annual incentive payments under the 2024 MIP. The 2024 MIP does not use individual thresholds or maximums for purposes of determining the individual amounts payable under the plan, other than the $3 million annual individual limitation on cash awards under the terms of the 2020 Incentive Compensation Plan, the plan under which the 2024 MIP is administered. See “Short-Term Incentive Compensation - Short-Term Incentive” beginning on page 43 for additional details.
(2)Reflects performance-based RSU grants made to the NEOs under the 2024 LTIPP. The threshold and maximum amounts represent the 0% and 150%
limits within the LTIPP. See “Long-Term Incentive Compensation” beginning on page 45 for additional details.
(3)See “Risk Mitigation Policies - Accounting and Tax Considerations” on page 49. For further discussion and details regarding the accounting treatment and underlying assumptions relative to stock-based compensation, see Note 10, “Stock-Based Compensation,” of the Notes to Consolidated Financial
Statements included in Part II, Item 8, “Financial Statements and Supplementary Data,” of Associated’s 2024 Form 10-K.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2024

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Held that Have Not Vested (#)	Market Value of Shares or Units of Stock Held That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not ($) Vested
	(1)	(1)		(1)		(2)	(3)	(2)

Andrew J. Harmening	—	—	$—		5,381 (4)	$128,606	256,501	$6,130,374
					12,797 (5)	$305,848
					21,986 (6)	$525,465
					30,592 (7)	$731,149
Derek Meyer	—	—	$—		12,517 (8)	$299,156	64,198	$1,534,332
					4,602 (6)	$109,988
					6,919 (7)	$165,364
John A. Utz	8,135	—	$17.38	2/1/2026	1,848 (4)	$44,167	52,947	$1,265,433
	24,465	—	$25.20	2/6/2027	2,676 (5)	$63,956
	28,818	—	$24.25	2/6/2028	4,602 (6)	$109,988
	33,777	—	$22.01	2/5/2029	6,164 (7)	$147,320
	50,568	—	$20.32	2/4/2030
Randall J. Erickson	26,480	—	$25.20	2/6/2027	1,592 (4)	$38,049	47,295	$1,130,351
	31,192	—	$24.25	2/6/2028	2,406 (5)	$57,503
	29,765	—	$22.01	2/5/2029	4,098 (6)	$97,942
	43,561	—	$20.32	2/4/2030	5,489 (7)	$131,187
David L. Stein	18,948	—	$25.20	2/6/2027	1,703 (4)	$40,702	47,116	$1,126,072
	22,320	—	$24.25	2/6/2028	2,394 (5)	$57,217
	25,559	—	$22.01	2/5/2029	4,086 (6)	$97,655
	46,591	—	$20.32	2/4/2030	5,472 (7)	$130,781
(1)The last options were awarded in 2020. All options are vested and exercisable, having vested in four equal annual installments beginning on the first anniversary following the grant date.
(2)Market value based on the closing price of the Common Stock of $23.90 on December 31, 2024.
(3)Includes the targeted portion of 2022, 2023, and 2024 performance-based RSU grants.
(4)Restricted stock scheduled to vest fully on February 8, 2025.
(5)Restricted stock scheduled to vest in two equal installments on February 8, 2025 and February 8, 2026.
(6)Restricted stock scheduled to vest in three equal installments on February 8, 2025, February 8, 2026, and February 8, 2027.
(7)Restricted stock scheduled to vest in four equal installments on February 8, 2025, February 8, 2026, February 8, 2027, and February 8, 2028.
(8)Restricted stock scheduled to vest fully on August 1, 2025.

OPTION EXERCISES AND STOCK VESTED IN 2024

	Option Awards		Stock Awards
Name of Executive Officer	Number of Shares Acquired on Exercise or Vesting (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)(2)	Value Realized on Vesting ($)(1)(2)

Andrew J. Harmening	0	$0	148,261	$3,365,270
Derek S. Meyer	0	$0	14,082	$332,532
John A. Utz	78,053	$575,332	22,932	$515,920
Randall J. Erickson	75,749	$677,857	18,708	$394,360
David L. Stein	61,643	$486,210	19,939	$421,268
(1)The number of shares acquired on vesting and value realized on vesting include deferred stock for: Mr. Meyer - 799 ($19,096), Mr. Utz - 11,824
($282,594) and Mr. Stein - 876 ($20,936). Value based on the December 31, 2024, closing price of Associated common stock.
(2)Value based on the closing price of the Common Stock on the date restrictions lapsed. Vested shares are subject to retention requirements under
Associated’s security ownership guidelines.

PENSION BENEFITS IN 2024

Name	Plan Name(1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Andrew J. Harmening	RAP	3	$15,364	$0
Derek S. Meyer	RAP	1	$5,175	$0
John A. Utz	RAP	14	$181,010	$0
Randall J. Erickson	RAP	12	$144,301	$0
David L. Stein	RAP	19	$288,200	$0
(1)    Further information regarding the RAP can be found in the “Retirement Plans” section beginning on page 49.

NONQUALIFIED DEFERRED COMPENSATION IN 2024

Name	Plan	Executive Contributions in 2024 ($)	Registrant Contributions in 2024 ($)(1)	Aggregate Earnings in 2024 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2024 ($)(2)

Andrew J. Harmening	SERP	$0	$30,127	$7,093	$0	$134,830
Derek S. Meyer	SERP	$0	$13,751	$2,176	$0	$29,427
John A. Utz	SERP	$0	$19,118	$61,929	$0	$559,304
Randall J. Erickson	SERP	$0	$18,652	$42,275	$0	$448,032
David L. Stein	SERP	$0	$17,879	$57,394	$0	$749,583
(1)These amounts reflect contributions made by Associated in 2025 to the NEOs based on their 2024 compensation. These amounts are reported in the “All
Other Compensation” column for each executive officer in the Summary Compensation Table.
(2)Of the amounts disclosed in this column with respect to the SERP, the following amounts were reported in the Summary Compensation Table in prior years:  Mr. Harmening - $92,383; Mr. Meyer - $13,500; Mr. Utz - $267,153; Mr. Erickson - $271,345; and Mr. Stein - $139,326. The
variation between the amounts disclosed in this footnote and the amounts disclosed in the above column for the SERP reflect earnings (and losses)
on the SERP contributions and/or any contributions prior to the executive becoming an NEO.
Further information regarding the SERP for the NEOs can be found in the “Retirement Plans - Supplemental Executive
Retirement Plans” section beginning on page 50, and further information regarding the Deferred Compensation Plan can be found in the “Deferred Compensation Plan” section on page 49.
The investment alternatives available to the NEOs under the SERP and the Deferred Compensation Plan for the NEOs are
selected by Associated and may be changed from time to time. The executive officers are permitted to change their investment elections at any time on a prospective basis. The table below shows the funds selected for investment by participants under both the SERP and the Deferred Compensation Plan and their annual rate of return for the year ended December 31, 2024.

Name of Fund	Annual Return (%)	Name of Fund	Annual Return (%)
American Funds EuroPacific Growth Fund® Class R-6	5.04%	Vanguard Extended Market Index Fund Admiral Shares	16.91%
American Funds The Growth Fund of America® Class R-6	28.84%	Vanguard Target Retirement 2025 Fund Investor Shares	9.44%
American Funds New World Fund® Class R-6	6.88%	Vanguard Target Retirement 2030 Fund Investor Shares	10.64%
Baird MidCap Fund Institutional Class	(0.90)%	Vanguard Target Retirement 2035 Fund Investor Shares	11.78%
Dodge & Cox Stock Fund	14.51%	Vanguard Target Retirement 2040 Fund Investor Shares	12.88%
Fidelity® Government Money Market Fund	4.92%	Vanguard Total Bond Market Index Fund Admiral Shares	1.24%
Harbor Small Cap Growth Fund Retirement Class	9.46%	Vanguard Institutional Index Fund Institutional Shares	24.97%
Janus Henderson Small Cap Value Fund Class I	6.32%	Vanguard International Value Fund Investor Shares	1.04%

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
The COC Agreements for our NEOs provide for certain payments and benefits in the event of a termination without “Cause” or for “Good Reason” within a certain period, following a “Change of Control” of the Company (each such term as defined in the respective COC Agreements).
The COC Agreements provide that upon a termination without Cause or a resignation with Good Reason generally during a two-year protected period (the “protected period”) following a Change of Control, each executive officer would, in addition to any unreimbursed and accrued but unpaid amounts, be entitled to receive the following payments:
•two times (or, in the case of Mr. Harmening, three times) the sum of the executive’s then-current base salary and target cash incentive (or, if higher, the base salary and/or target cash incentive as in effect immediately prior to the Change of
Control);
•a prorated cash incentive for the year in which the date of termination occurs based on the executive’s then-current target cash incentive (or, if higher, the target cash incentive as in effect immediately prior to the Change of Control)
(the “Prorated Cash Incentive”);
•an amount equal to 24 times (or, in the case of Mr. Harmening, 36 times) the sum of the monthly COBRA premium for the medical and dental coverage in effect for the executive on the date of termination and the monthly premiums in respect of the life insurance in effect for the executive on the date of termination;
•an amount equal to the maximum employer contributions under the Company’s 401(k) and ESOP and SERP and an amount equal to the maximum benefit that the executive would have accrued under the Retirement Account Plan and
SERP, in each case, assuming that the executive remained employed for a period of 24 months (or, in the case of Mr.
Harmening, 36 months) following the date of termination and certain other assumptions specified in the COC
Agreements; and
•outplacement benefits.
If the executive’s employment is terminated during the protected period following a Change of Control due to death or
“Disability” (as defined in the COC Agreements), the executive would not be entitled to the benefits described in the immediately preceding bullets, except for the Prorated Cash Incentive. Additionally, in the event of the executive’s termination due to death or Disability during the protected period, the executive (or executive’s estate in the event of executive’s death) is also entitled to any death or disability benefits, as applicable, equal to those provided prior to a Change of Control or, if more favorable, those in effect on the date of the executive’s death or Disability.
If an executive’s merger related payments or benefits are subject to the 20% excise tax under Section 4999 of the Code, then the
COC Agreements provide that the executive will either receive all such payments and benefits subject to the excise tax and pay his or her own excise tax, or such payments and benefits will be reduced so that the excise tax does not apply, whichever approach yields the best after tax outcome for the executive. The COC Agreements do not provide for an excise tax gross up.
The COC Agreements also contain restrictive covenants, which provide for (1) a perpetual confidentiality and mutual non-
disparagement and (2) restrictions on interfering with customers and colleagues for six months following any termination of employment.

Name	Total Salary Continuation Benefit(1)	Medical, Dental, Life Insurance Benefits for the Duration of Payments(2)	Retirement Plan Contributions, Including the RAP, 401(k) and SERP	Annual Incentive (MIP) (1)	Outplacement Benefit(3)	Total Value of Shares of Restricted Stock and Restricted Stock Units(4)	Total Value of Options(5)	Total
Andrew J. Harmening	$3,210,000	$70,908	$157,656	$4,815,000	$7,650	$8,251,936	$0	$16,513,150
Derek S. Meyer	$1,100,000	$50,751	$72,352	$880,000	$7,650	$2,223,178	$0	$4,333,931
John A. Utz	$980,000	$50,751	$83,086	$735,000	$7,650	$1,720,272	$0	$3,576,759
Randall J. Erickson	$960,000	$61,501	$82,154	$672,000	$7,650	$1,535,019	$0	$3,318,324
David L. Stein	$870,000	$50,751	$80,608	$652,500	$7,650	$1,532,085	$0	$3,193,594
(1)Based on base salary at December 31, 2024.
(2)Based on program costs at December 31, 2024.
(3)The Change of Control Plan provides that outplacement services at the senior management and executive level, commensurate with the eligible colleague’s duties, shall be provided by a mutually agreed outplacement agency.
(4)Value based on closing price of Associated Common Stock of $23.90 on December 31, 2024. This includes the value of all unvested time-based
RSUs and performance-based RSUs (illustrated at target), and any accrued dividend equivalent payments on all RSUs.
(5)Associated's last stock option award was granted in 2020. All options are vested and exercisable.
In addition to the payments that the NEOs would receive under the COC Agreements, all unvested RSUs held by the NEOs vest upon such a separation within the two-year period following a change of control pursuant to the terms of the 2020 Incentive
Compensation Plan. Additionally, in the event of a termination following attainment of retirement eligibility or the NEO’s death or Disability, all unvested RSUs (performance-based RSUs still remain subject to the applicable performance criteria for determining vesting) held by the NEOs would vest upon such an event. Assuming one of the underlying Common Stock events in the prior two sentences occurred on December 31, 2024, the value (using the closing price of $23.90) of the accelerated awards is listed in the table below.

Name	Time-Based RSUs	Performance-Based RSUs(1)
Andrew J. Harmening	$1,691,068	$6,560,868
Derek S. Meyer	$574,508	$1,648,670
John A. Utz	$365,431	$1,354,841
Randall J. Erickson	$324,682	$1,210,338
David L. Stein	$326,355	$1,205,731
(1)Performance-based RSUs do not accelerate upon retirement. Distribution is made at the end of the performance period based on results achievement. The value is assumed at target, including any accumulated dividend equivalents.
An NEO may also be eligible to receive a fully discretionary payment in the event of such NEO’s separation other than as a result of a Change of Control of Associated, pursuant to the Associated Banc-Corp Severance Pay Plan. Because these benefits are fully discretionary, they cannot be estimated for any particular NEO. See “Other Benefit Programs - Employment and Post-
Termination Arrangements with NEOs.”

CEO PAY RATIO AND MEDIAN ANNUAL TOTAL COMPENSATION
In accordance with the requirements set forth by Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the median annual total compensation of our colleagues and the annual total compensation of our CEO, Mr.
Harmening.
For 2024, the annualized total compensation of Mr. Harmening, was $5,473,089. This amount equals Mr. Harmening’s compensation as reported in the Summary Compensation Table. The estimated annual total compensation of the median
Associated colleague (other than our CEO) was $69,463. We estimate that our CEO’s total annual compensation was 79 times that of the estimated annual total compensation of the median Associated colleague.

CEO annual total compensation	$5,473,089
Median Colleague annual total compensation	$69,463
Ratio of CEO to Median Colleague annual total compensation	79 : 1
We believe this ratio is a reasonable estimate, calculated in a manner consistent with SEC rules based on our payroll and employment records and the Median Annual Total Compensation Methodology as described below. The median colleague used for the fiscal year ended December 31, 2024 analysis is a Client Delivery Specialist Senior Officer.
Median Annual Total Compensation Methodology
The median employee was based on compensation data, for active colleagues, as of December 31, 2024 (the “Determination
Date”), which consisted of approximately 4,040 individuals, excluding Mr. Harmening, inclusive of full-time, part-time colleagues and temporary/seasonal colleagues. We ranked the relevant colleague population based on wages from our payroll records as reported to the Internal Revenue Service on Form W-2 for the 2024 tax year. No full-time equivalent adjustments were made for part-time colleagues.
After identifying the median colleague, we added all the elements of the median colleague’s compensation for 2024, in accordance with the requirements of Item 402(c)(2)(x) of regulation S-K, in annual total compensation of $69,463.
The SEC rules for identifying the median colleague and calculating the CEO pay ratio based on the colleague’s annual total compensation allows companies to adopt a variety of methodologies to make reasonable estimates and assumptions that reflect their compensation practices. We believe this methodology provides reasonable estimates calculated in a method consistent with the CEO pay ratio disclosure requirements.

PAY VERSUS PERFORMANCE TABLE
The following Pay Versus Performance table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2024, 2023, 2022, 2021 and 2020, and certain information concerning our financial performance for each such fiscal year. This section also contains graphical disclosures of the pay versus performance relationship based on the information in the Pay Versus Performance Table.

							Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO (Harmening)	Compensation Actually Paid to PEO (Harmening) [1,6,7]	Summary Compensation Table Total for PEO (Flynn)	Compensation Actually Paid to PEO (Flynn)[1,7]	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs[1,6,7]	Total Shareholder Return[2]	Peer Group Total Shareholder Return (KBW Nasdaq Regional Banking Total Return Index)[3]	Net Income[4]	Adjusted Operating Leverage[5]
2024	$5,473,089	$7,373,224	N/A	N/A	$1,463,169	$1,803,689	$133.13	$130.90	$123,145	-2.0%
2023	$4,746,720	$2,790,277	N/A	N/A	$1,289,292	$965,082	$114.55	$115.64	$182,956	1.3%
2022	$6,066,586	$6,445,013	N/A	N/A	$1,603,303	$1,653,420	$117.92	$116.10	$366,122	11.9%
2021	$11,330,092	$11,317,941	$3,393,524	$4,998,727	$1,393,032	$1,608,777	$111.27	$124.74	$350,994	3.5%
2020	N/A	N/A	$4,160,306	$1,895,528	$1,043,338	$608,069	$81.07	$91.29	$306,771	-6.2%
(1) Amounts represent compensation actually paid (as determined under applicable SEC regulations and described below) to our principal executive officers, or
“PEOs”, and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, which includes the individuals indicated in the table below for each fiscal year:

Year	PEO(s)	Non-PEO NEOs
2024	Andrew J. Harmening	Derek S. Meyer, John A. Utz, Randall J. Erickson, David L. Stein
2023	Andrew J. Harmening	Derek S. Meyer, John A. Utz, Randall J. Erickson, David L. Stein
2022	Andrew J. Harmening	Derek S. Meyer, Christopher J. Del Moral-Niles, John A. Utz, Randall J. Erickson, David L. Stein
2021	Andrew J. Harmening and Philip B. Flynn	Christopher J. Del Moral-Niles, John A. Utz, Randall J. Erickson, David L. Stein
2020	Philip B. Flynn	Christopher J. Del Moral-Niles, John A. Utz, Randall J. Erickson, David L. Stein
(2) For purposes of this Pay Versus Performance disclosure, cumulative Total Shareholder Return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Associated’s share price at the end and the beginning of the measurement period, by the share price at the beginning of the measurement period.
(3) For the relevant fiscal year, represents the cumulative TSR of the KBW Nasdaq Regional Banking Total Return Index (^KRXTR). The KRXTR is
comprised of approximately 50 publicly traded regional banks or thrifts listed on U.S. stock market exchanges.
(4) $s in thousands.
(5) Operating Leverage is calculated by taking the year over year percentage change in Total Revenue Before Long-Term Credit Charge minus the percentage change in Total Noninterest Expense. A positive ratio shows that revenue is growing faster than expenses. Whereas a negative ratio indicates that expenses are accumulating faster than revenue. The 2021 and 2020 ratios have been adjusted to exclude the gain on the June 30, 2020 sale of Associated Benefits and Risk
Consulting (“ABRC”). The 2023 ratio has been adjusted to exclude a loss on a mortgage portfolio sale and  investment securities losses associated with nonrecurring losses from the balance sheet repositioning announced during the fourth quarter of 2023 and expense for certain FDIC assessments impacts.The
2024 ratio has been adjusted to exclude a  loss on a mortgage portfolio sale, investment securities losses, interest income and  expense for prepayment FHLB advances with nonrecurring transactions from the balance sheet repositioning announced during the fourth quarter of 2024. See further details of these adjustments within the non-GAAP tables in Appendix B.
(6) Compensation Actually Paid includes the ASC 718 fair value of option awards. For 2023, there is a change in the methodology to determine the value of option awards, which has been updated in response to recent SEC guidance and interpretation. The change in methodology does not represent a material change in the underlying value of the option awards, and thus does not represent a material change in Compensation Actually Paid.
(7) Compensation Actually Paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, adjusted as follows:

	2024
Adjustments	PEO: Andrew J. Harmening	Average non-PEO NEOs
As Reported Summary Compensation Table Total	$5,473,089	$1,463,169
(-) Grant Date Fair Value of Stock Awards Granted in FY	$2,674,986	$525,607
(+) Awards granted in CFY that are outstanding and unvested as of end of CFY	$3,252,955	$639,172
(+) Awards that are granted and vest in the same CFY	$0	$0
(+) Prior year awards outstanding and unvested as of end of CFY	$1,047,416	$237,749
(+) Prior year awards that vest in CFY	$218,631	$26,159
(-) Prior year awards that fail to meet vesting conditions during CFY	$296,715	$70,899
(+) Dividends or other earnings paid on all awards in CFY prior to vesting date	$354,612	$42,787
(-) Change in Pension Value and Non-Qualified Deferred Compensation Earnings	$5,655	$12,212
(+) Pension Adjustment	$3,877	$3,371
= Compensation Actually Paid (6)	$7,373,224	$1,803,689
FY = Fiscal Year
CFY = Covered Fiscal Year
Narrative and Graphic Disclosure to Pay Versus Performance Table
Relationship Between Compensation Actually Paid and Certain Financial Performance Measures
The following graph compares Compensation Actually Paid to our PEOs and the average Compensation Actually Paid to our other NEOs to (i) our cumulative TSR, and (ii) KBW Nasdaq Regional Banking Total Return Index TSR, for the fiscal years ended December 31, 2020, 2021, 2022, 2023 and 2024.
TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

The following graph compares (i) Compensation Actually Paid to our PEOs and the average Compensation Actually Paid to our other NEOs to (ii) our net income, for the fiscal years ended December 31, 2020, 2021, 2022, 2023 and 2024.
The following graph compares (i) Compensation Actually Paid to our PEOs and the average Compensation Actually Paid to our other NEOs to (ii) our adjusted operating leverage, for the fiscal years ended December 31, 2020, 2021, 2022, 2023  and 2024.
(1) Operating Leverage is calculated by taking the year over year percentage change in Total Revenue Before Long-Term Credit Charge minus the percentage change in Total Noninterest Expense. A positive ratio shows that revenue is growing faster than expenses. Whereas a negative ratio indicates that expenses are accumulating faster than revenue. The 2021 and 2020 ratios have been adjusted to exclude the gain on the June 30, 2020 sale of ABRC. The 2023 ratio has been adjusted to exclude a loss on a mortgage portfolio sale and investment securities losses associated with nonrecurring losses from the balance sheet repositioning announced during the fourth quarter of 2023 and expenses for certain FDIC assessments impacts. The 2024 ratio has been adjusted to exclude a loss on a mortgage portfolio sale, investment securities losses, interest income and expense for prepayment on FHLB advances with nonrecurring transactions from the balance sheet repositioning announced during the fourth quarter of 2024. See further details of these adjustments within the non-GAAP tables in
Appendix B.

Tabular List of Most Important Financial Measures
We believe the following performance measures represent the most important financial performance measures that we used to link our NEOs’ compensation, including the compensation of our PEO, to Company performance for the fiscal year ended
December 31, 2024. Please see “Executive Compensation - Compensation Discussion and Analysis” for a further description of these metrics and how they are used in the Company’s executive compensation program.

Company-selected performance measures
Operating leverage
Revenue (growth)
Net Income After Tax
ROATCE
EPS
Efficiency Ratio

DIRECTOR COMPENSATION
The Board’s philosophy for director compensation is to provide a balanced competitive total compensation program that allows for the attraction and retention of qualified directors and reflects the increasing demands of being a public company director, the increasing regulation of the banking industry and of publicly traded corporations in general, and the personal risk factors associated with being a director. The Compensation and Benefits Committee evaluates the competitiveness of director compensation on an ongoing basis. The Committee engaged Mercer to perform a competitive analysis of Associated’s director compensation program and evaluate the levels of pay, pay mix and form with respect to its director compensation programs.
These evaluations, among others, have guided director compensation towards the market range of the S&P 400 (of which
Associated is a component company). The material terms of the non-employee director compensation arrangements for 2025 are as follows:
•$80,000 annual retainer (with no additional meeting fees for meetings of the Board or standing committees thereof)
•RSUs with a fair market value of $125,000 are granted annually on February 1 of each year. A director joining the
Board after February 1 receives a prorated RSU grant. The RSUs (and any related dividend equivalent units) subject to each grant will become fully vested on the first anniversary of each grant date and, unless deferred pursuant to the
Directors’ Deferred Compensation Plan, the shares of Common Stock will be issued to the director shortly after vesting.
•$100,000 additional retainer for the non-executive Chairman
•$15,000 additional retainer for the Chairs of the Audit Committee, Compensation and Benefits Committee, Corporate
Development Committee, Corporate Governance and Social Responsibility Committee, Enterprise Risk Committee,
and Trust Committee
•$1,500 ad hoc committee meeting fee (when and if such a committee is convened)
Mr. Harmening does not receive any additional compensation for serving on the Board or chairing the Corporate Development
Committee.

DIRECTORS’ DEFERRED COMPENSATION PLAN
Through its acquisition of other banks and bank holding companies, Associated became the sponsor of several directors’
deferred compensation plans. To simplify ongoing administration, Associated established its own directors’ deferred compensation plan and merged the predecessor plans into it effective July 1, 1999. Prior to 2013, Associated made monetary contributions into the Directors’ Deferred Compensation Plan (the “Director Plan”) for each non-employee director. Those contributions were required to be invested in an account the balance of which is based on the trading price of Associated
Common Stock.
Directors may defer any or all of their board fees, including retainers under the Director Plan. In an effort to provide directors additional flexibility to manage their annual RSU grants, the Committee amended the Director Plan in late 2018 to permit directors to defer the settlement of some or all of the shares of Common Stock received upon the vesting of their RSU awards, beginning in 2019. Earnings under the Director Plan are based on the performance of plan investment alternatives and are not supplemented by Associated. With the exception of the investment of the Associated contribution referenced above, directors may realign investments as frequently as they wish. Distributions begin six months after a director ceases to serve on the Board, and payments are made according to elections made prior to the commencement of deferrals. Distributions are paid either in a lump sum, or in annual installments over a five-year or ten-year period.

DIRECTOR COMPENSATION IN 2024

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensat ion ($)	Total ($)

R. Jay Gerken	80,000	125,000	0	0	0	0	205,000
Judith P. Greffin	80,000	125,000	0	0	0	0	205,000
Michael J. Haddad	80,000	125,000	0	0	0	0	205,000
Robert A. Jeffe	91,250	125,000	0	0	0	0	216,250
Rodney Jones-Tyson(2)	60,000	83,333	0	0	0	0	143,333
Eileen A. Kamerick	91,250	125,000	0	0	0	0	216,250
Gale E. Klappa	91,250	125,000	0	0	0	0	216,250
Kristen M. Ludgate(3)	0	6,699	0	0	0	0	6,699
Cory L. Nettles	94,250	125,000	0	0	0	0	219,250
Owen J. Sullivan(3)	0	6,699	0	0	0	0	6,699
Karen T. van Lith	94,250	125,000	0	0	0	0	219,250
John (Jay) B. Williams	183,000	125,000	0	0	0	0	308,000
(1) The amounts shown represent the aggregate grant date fair value for awards granted in 2024, computed in accordance with FASB ASC Topic 718.  For the nominees who were directors on February 1, 2024, the number of RSUs granted was determined by dividing the grant date value of the award, $125,000, by
$20.84, the closing price of the Company’s Common Stock on February 1, 2024.
(2) Mr. Jones-Tyson was appointed as a director on April 30, 2024 and received 3,955 RSUs.  The number of RSUs granted was determined by dividing the grant date value of the award, $83,333, by $21.07, the closing price of the Company’s Common Stock on April 30, 2024.
(3) Ms. Ludgate and Mr. Sullivan were appointed as directors on December 11, 2024 and each received 255 RSUs.  The number of RSUs granted was determined by dividing the grant date value of the award, $6,699, by $26.27, the closing price of the Company’s Common Stock on December 11, 2024.

RELATED PARTY TRANSACTIONS
Certain officers and directors of Associated and its subsidiaries, members of their families, and the companies or firms with which they are affiliated were customers of, and had banking transactions with, Associated’s subsidiary bank and/or investment subsidiaries in the ordinary course of business since the beginning of fiscal year 2024. Additional ordinary course transactions of this type may be expected to take place in the future. All loans and loan commitments were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Associated and, in management’s opinion, did not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2024, the aggregate principal amount of loans outstanding to directors, officers, or their related interests was approximately $21.3 million, which represented approximately 0.46% of consolidated stockholders’ equity.
Cory L. Nettles, a director of Associated since 2013, is the Founder and Managing Director of Generation Growth Capital, Inc.
(“Generation Growth Capital”), a private equity fund manager. Prior to Mr. Nettles’ appointment to the Board, Associated made aggregate financial commitments of $1.0 million and $1.1 million to Generation Growth Capital Fund I and Generation
Growth Capital Fund II, respectively, each of which is managed by Generation Growth Capital. In 2016, Associated committed to an investment of up to $3.0 million in Generation Growth Capital Fund III, which is also managed by Generation Growth
Capital. Each of these funds pays or will pay an annual management fee of up to 2.0% to 2.5% of total capital commitments to
Generation Growth Capital, and Generation Growth Capital is or will be entitled to a customary 20% carried interest in each fund, along with certain management and transaction fees. Each of these investments was made in the ordinary course of
Associated’s business and on the same terms as other investors in the funds. Investments made after Mr. Nettles joined the
Board were reviewed and approved by the Corporate Governance and Social Responsibility Committee (without the participation of Mr. Nettles) in accordance with Associated’s Related Party Transaction Policies and Procedures as described below. In February 2022, Generation Growth Capital leased space in the Associated Bank River Center in Milwaukee,
Wisconsin, from Milwaukee Center Management, LLC, a subsidiary of Associated.  The lease provides for total of payments by
Generation Growth Capital over a ten-year term of approximately $324,000, which is based on a minimum annual rent of
$28,250, plus annual payments for common area maintenance and real estate taxes. The Corporate Governance and Social
Responsibility Committee (without Mr. Nettles participating) reviewed the terms of the transaction, determined that the terms of the lease are no less favorable to Associated than those that could be obtained from an unaffiliated party, and approved the terms of the lease. Among the factors considered in making such determination were (i) a comparison of the terms of leases with unaffiliated tenants in the same building with the terms of the Generation Growth Capital lease, (ii) the unique configuration of the space which makes approximately 20% of the square footage unusable, and (iii) the fact that the space had not been updated in 25 years and a significant allowance for improvements would be required regardless of who leased the premises.

RELATED PARTY TRANSACTION POLICIES AND PROCEDURES
We have adopted written Related Party Transaction Policies and Procedures regarding the identification, review and approval or ratification of “interested transactions.” For purposes of Associated’s policy, an “interested transaction” is a transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including indebtedness or guarantee of indebtedness) in which Associated and any “related party” are participants involving an amount that exceeds $120,000.
Certain transactions are not covered by this policy, including: transactions involving compensation for services provided to
Associated as a director or executive officer, ordinary course banking transactions, and transactions where all receive proportional benefits, such as dividends. A related party is any executive officer, director, nominee for election as director or a greater-than-5% shareholder of Associated, and any “immediate family member” of such persons.
Under the policies and procedures, the Corporate Governance and Social Responsibility Committee reviews and either approves or disapproves any interested transactions. In considering interested transactions, the Corporate Governance and Social
Responsibility Committee takes into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. The Related Party Transaction Policies and Procedures can be found on Associated’s website at www.associatedbank.com, “Investor Relations,” “Governance Documents.”

PROPOSAL 4:
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected, and the Board has approved, KPMG LLP to serve as Associated’s independent registered public accounting firm for the year ending December 31, 2025. KPMG LLP audited Associated’s consolidated financial statements for the year ended December 31, 2024. It is expected that a representative of KPMG LLP will be present at the
Annual Meeting, will have the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.
If KPMG LLP declines to act or otherwise becomes incapable of acting, or if its appointment is otherwise discontinued, the
Audit Committee will appoint another independent registered public accounting firm. If a majority of the votes cast is voted
“FOR” this Proposal 4, it will pass. Unless otherwise directed, all proxies will be voted “FOR” Proposal 4. If the shareholders do not ratify the selection, the Audit Committee will take the shareholders’ vote under advisement.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Associated’s annual financial statements for 2024 and 2023, and fees billed for other services rendered by KPMG LLP.

	2024	2023
Audit Fees(1)(4)	$2,485,000	$1,965,000
Audit-Related Fees(2)	209,500	252,500
Tax Fees(3)	851,494	129,981
All Other Fees	—	—
Total Fees	$3,545,994	$2,347,481
(1)  Audit fees include those necessary to perform the integrated audit and quarterly reviews of Associated’s consolidated financial statements. In addition, audit fees include audit or other attest services required by statute, regulation, or contract, such as comfort letters, consents, reviews of SEC filings, and reports on internal controls and audit-related expenses.
(2) Audit-related fees consist principally of fees for mortgage banking-related reports, SEC Custody Asset Verification and Student Lending attestation reports.
(3) Tax fees consist primarily of tax compliance, including tax consulting services.
(4) Excludes amounts to be billed for expenses at the completion of the audit based on actual amounts incurred.
The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by Associated’s independent registered public accounting firm. The Audit Committee has delegated its pre-approval authority to the Chairman of the Audit Committee to act between meetings of the Audit Committee. Any pre-approval given by the Chairman of the Audit
Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting. The
Audit Committee or Chairman of the Audit Committee reviews and, if appropriate, approves non-audit service engagements, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-
audit services are permissible under applicable law or regulation, and the likely impact of the non-audit services on the independent registered public accounting firm’s independence.
During 2024, each new engagement of Associated’s independent registered public accounting firm to perform audit and non-
audit services was approved in advance by the Audit Committee or the Chairman of the Audit Committee pursuant to the foregoing procedures.
The Audit Committee of the Board of Associated considers that the provision of the services referenced above to Associated is compatible with maintaining independence by KPMG LLP.

RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board recommends that shareholders vote “FOR” the selection of KPMG LLP as Associated’s independent registered public accounting firm for the year ending December 31, 2025.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board is responsible for providing independent, objective oversight of Associated’s accounting functions and internal controls. The Audit Committee is currently composed of four directors, each of whom meets the independence requirements set forth under the Exchange Act requirements and in NYSE corporate governance rules. The Audit
Committee operates under a written charter approved by the Board. The Charter can be found at Associated’s website at
www.associatedbank.com, “Investor Relations,” “Governance Documents.” Associated’s Board has also determined that all of the members of the Audit Committee are “audit committee financial experts” based upon their education and work experience.
Associated believes Mr. Gerken is an “audit committee financial expert” based upon his status as a Chartered Financial Analyst
(CFA), and his experience as a CEO overseeing the issuance of public company (mutual fund) financial statements. Associated considers Mr. Jeffe to be an “audit committee financial expert” based on his experience as Co-Chair and Co-Founder of a private oil and gas company, his extensive investment banking experience and his service as chair of the audit committees of two private companies. Associated considers Mr. Jones-Tyson to be an “audit committee financial expert” based on his extensive leadership experience at a large financial services company, including his experience as a chief risk officer, as well as his educational background.  Associated believes Mr. Haddad is an “audit committee financial expert” based upon his experience as Chair and CEO of a large global company.
Management is responsible for Associated’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of Associated’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon, as well as an audit of the effectiveness of our internal control over financial reporting in accordance with the Standards of the Public
Company Accounting Oversight Board (United States) (the “PCAOB”). The Audit Committee’s responsibility is to monitor and oversee these processes. In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2024 consolidated financial statements.
The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee also received written disclosures from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the
Audit Committee discussed with the independent registered public accounting firm that firm’s independence.
Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the
Audit Committee recommended that the Board include the audited consolidated financial statements in the 2024 Form 10-K, which has been filed with the SEC.
AUDIT COMMITTEE
Robert A. Jeffe, Chairman
R. Jay Gerken
Michael J.  Haddad
Rodney Jones-Tyson

OTHER MATTERS THAT MAY COME BEFORE THE MEETING
As of the date of this Proxy Statement, Associated is not aware of any matters to be presented for action at the meeting other than those described in this Proxy Statement. If any matters properly come before the Annual Meeting, the proxy form sent herewith, if executed and returned, provides the designated proxies discretionary authority with respect to such matters.
SHAREHOLDER PROPOSALS
Proposals of a shareholder submitted pursuant to Rule 14a-8 of the SEC (“Rule 14a-8”) for inclusion in the proxy statement for the annual meeting of shareholders to be held April 28, 2026, must be received by Associated at its executive offices no later than November 17, 2025. This notice of the annual meeting date also serves as the notice by Associated under the advance-
notice Bylaw described below. A shareholder that intends to present business other than pursuant to Rule 14a-8 at the next annual meeting, scheduled to be held on April 28, 2026, must comply with the requirements set forth in Associated’s Amended and Restated Bylaws. To bring business before an annual meeting, Associated’s Amended and Restated Bylaws require, among other things, that the shareholder submit written notice thereof to Associated’s executive offices not less than 75 days nor more than 90 days prior to April 29, 2026. Therefore, Associated must receive notice of a shareholder proposal submitted other than pursuant to Rule 14a-8 no sooner than January 29, 2026, and no later than February 13, 2026. If notice is received before
January 29, 2026, or after February 13, 2026, it will be considered untimely, and Associated will not be required to present such proposal at the 2026 annual meeting of shareholders.
In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules for the 2026 annual meeting of shareholders, shareholders who intend to solicit proxies in support of director nominees other than Associated’s nominees must provide notice that complies with Rule 14a-19 under the Exchange Act by
February 28, 2026.
By Order of the Board of Directors,
Randall J. Erickson
Executive Vice President,
General Counsel &
Corporate Secretary
Green Bay, Wisconsin
March 17, 2025
A-i
APPENDIX A: ASSOCIATED BANC-CORP 2025 EQUITY INCENTIVE PLAN
Associated Banc-Corp
2025 Equity Incentive Plan
A-ii
A-iii

8.2.	Award Agreement......................................................................................................................	A-12
8.3.	Exercise Price............................................................................................................................	A-12
8.4.	Vesting.......................................................................................................................................	A-12
8.5.	Grant of Incentive Stock Options..............................................................................................	A-12
8.6.	Exercise and Payment................................................................................................................	A-13
Section 9.	Stock Appreciation Rights......................................................................................................	A-13
9.1.	Grant of SARs............................................................................................................................	A-13
9.2.	Award Agreements....................................................................................................................	A-13
9.3.	Exercise Price............................................................................................................................	A-14
9.4.	Vesting.......................................................................................................................................	A-14
9.5.	Exercise and Payment................................................................................................................	A-14
9.6.	Grant Limitations.......................................................................................................................	A-14
Section 10.	Change in Control....................................................................................................................	A-14
10.1.	Acceleration of Vesting.............................................................................................................	A-14
10.2.	Special Treatment in the Event of a Change in Control............................................................	A-14
10.3.	Definition of Change in Control................................................................................................	A-14
Section 11.	Amendments and Termination...............................................................................................	A-16
11.1.	Amendment and Termination....................................................................................................	A-16
11.2.	Previously Granted Awards.......................................................................................................	A-16
Section 12.	Beneficiary Designation...........................................................................................................	A-16
Section 13.	Withholding..............................................................................................................................	A-16
13.1.	Required Withholding................................................................................................................	A-16
13.2.	Notification under Code Section 83(b)......................................................................................	A-17
Section 14.	General Provisions...................................................................................................................	A-17
14.1.	Governing Law..........................................................................................................................	A-17
14.2.	Severability................................................................................................................................	A-17
14.3.	Successors..................................................................................................................................	A-17
14.4.	Requirements of Law.................................................................................................................	A-17
14.5.	Securities Law Compliance.......................................................................................................	A-17
14.6.	Clawback...................................................................................................................................	A-18
14.7.	Deferrals of Payment.................................................................................................................	A-18
14.8.	Section 409A.............................................................................................................................	A-18
14.9.	Mitigation of Excise Tax...........................................................................................................	A-18
14.10.	No Rights as a Shareholder........................................................................................................	A-19
14.11.	Awards Not Taken into Account for Other Benefits.................................................................	A-19
14.12.	Services Agreement Supersedes Award Agreement.................................................................	A-19
14.13.	Non-Exclusivity of Plan............................................................................................................	A-19
14.14.	No Trust or Fund Created..........................................................................................................	A-19
14.15.	No Right to Continued Employment or Awards.......................................................................	A-19
14.16.	Military Service.........................................................................................................................	A-19
14.17.	Construction...............................................................................................................................	A-19
14.18.	No Fractional Shares..................................................................................................................	A-19
14.19.	Plan Document Controls............................................................................................................	A-19
14.20.	Compensation Limitations.........................................................................................................	A-19

Associated Banc-Corp
2025 Equity Incentive Plan
Section 1.
Establishment, Purpose and Duration
1.1.Effective Date and Purpose.  Associated Banc-Corp, a Wisconsin corporation (the “Company”), hereby establishes the
Associated Banc-Corp 2025 Equity Incentive Plan (the “Plan”).  The Plan is intended to (a) align the interests of key employees and consultants of the Company and its subsidiaries, and directors of the Company, with the interests of the Company’s shareholders by encouraging stock ownership; (b) provide long-term stock and rewards to those individuals who are in a position to contribute to the long-term success and growth of the Company without encouraging participants to take unnecessary and excessive risks; and (c) assist the Company in attracting and retaining exceptionally qualified employees, consultants and directors upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.  The Plan was approved by the Company’s Board of Directors (the “Board”) on January 28, 2025, subject to approval by the Company’s shareholders, and, if approved by shareholders, the Plan shall become effective on April 29, 2025 (the
“Effective Date”).
1.2.Duration of the Plan.  The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Section 11 hereof, until the earlier to occur of (a) the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Stock Awards granted under the Plan shall have lapsed, according to the Plan’s provisions, and (b) the tenth (10th) anniversary of the Effective Date.
The termination of the Plan shall not adversely affect any Awards outstanding on the date of such termination.
1.3.Types of Awards Under the Plan.  Awards may be made under the Plan in the form of Options (including Non-
Qualified Stock Options and Incentive Stock Options), Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock
Units, Substitute Awards, and Dividend Equivalent Units.
Section 2.
Definitions
As used in the Plan, in addition to terms elsewhere defined in the Plan, the following terms shall have the meanings set forth below:
2.1.“2020 Plan” means the Associated Banc-Corp 2020 Incentive Compensation Plan.
2.2.“Available Shares” means the aggregate number of Shares which may be delivered under the Plan pursuant to
Section 4.1.
2.3.“Award” means an Option (including a Non-Qualified Stock Option and an Incentive Stock Option), Stock
Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Substitute Award, Share, or Dividend Equivalent Units
granted under the Plan (collectively, “Awards”).
2.4.“Award Agreement” means any written agreement, contract or other instrument or document setting forth the terms and conditions of any Award granted hereunder between the Company and the Grantee.
2.5.“Beneficiary” means the Person designated to receive Plan benefits, if any, following a Grantee’s death in accordance with Section 12.
2.6.“Board” means the Board of Directors of the Company.
2.7.“Cause“ means, as determined by the Committee in its sole discretion, the occurrence of any one of the following: (a)
commission of an act of fraud, embezzlement or other act of dishonesty that would reflect adversely on the integrity, character or reputation of the Company, or that would cause harm to its customer relations, operations or business prospects; (b) breach of a fiduciary duty owed to the Company; (c) violation or threatening to violate a restrictive covenant agreement, such as a non-
compete, non-solicit, or non-disclosure agreement, between an Eligible Person and the Company or a Subsidiary; (d)
unauthorized disclosure or use of confidential information or trade secrets; (e) violation of any lawful policies or rules of the
Company, including any applicable code of conduct; (f) commission of criminal activity; (g) failure to reasonably cooperate in any investigation or proceeding concerning the Company; (h) determination by a governmental authority or agency that bars or prohibits the Grantee from being employed in the Grantee’s current position with the Company; or (i) neglect or misconduct in the performance of the Grantee’s duties and responsibilities, provided that the Grantee did not cure such neglect or misconduct within ten (10) days after the Company gave written notice of such neglect or misconduct to such Grantee; provided, however,

that in the event a Grantee is party to a Services Agreement with the Company or a Subsidiary that contains a different definition of Cause, the definition of Cause contained in such Services Agreement shall be controlling.
In each of the foregoing, the Committee shall determine, in its sole discretion, whether or not a “Cause” event has occurred, and the Committee’s determination, as applicable, shall be conclusive, final and binding.
2.8.“Change in Control” means the definition of “Change in Control” as set forth in Section 10.3.
2.9.“Code” means the Internal Revenue Code of 1986 (and any successor thereto), as amended from time to time.
References to a particular section of the Code include references to regulations and rulings promulgated thereunder and to any successor provisions.
2.10.“Committee” means the Compensation and Benefits Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 3.1(a) of the Plan.
2.11.“Common Stock” means the Company’s common stock, par value $.01 per share.
2.12.“Company” means Associated Banc-Corp, a Wisconsin corporation, and any successor thereto.
2.13.“Compensation Limitations” means any compensation limitations that may become applicable to the Company or
Grantee pursuant to laws or other rules, regulations or written guidance issued pursuant to the authority of the Federal Reserve
Board, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation or other applicable federal or state regulatory agency.
2.14.“Deferred Compensation Award” means an Award that is not exempt from Code Section 409A and, thus, is subject to the requirements of Code Section 409A.
2.15.“Disability” means a Grantee is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the
Company or a Subsidiary.
2.16.“Dividend Equivalent Units” means a right granted pursuant to an Award to receive certain compensation payments reflecting dividends paid to shareholders of the Company, pursuant to the terms of the applicable Award Agreement.
2.17.“Early Retirement” means a Grantee’s Termination of Service, other than for Cause, death or Disability, on or after (i)
the Grantee has reached age fifty-five (55) and (ii) the Grantee has completed fifteen (15) years of service with the Company or a Subsidiary.
2.18.“Effective Date” means the date the Plan is approved and adopted by the Board, as provided in Section 1.1.
2.19.“Eligible Person” means any (a) employee of the Company or a Subsidiary, (b) Non-Employee Director, or (c)
consultant or advisor engaged by the Company or a Subsidiary.
2.20.“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time and any successor thereto.
2.21“Exercise Date” means the date the Grantee or other holder of an Award that is subject to exercise delivers notice of such exercise to the Company, accompanied by such payment, attestations, representations and warranties or other documentation as required hereunder, under the applicable Award Agreement or as the Committee may otherwise specify.
2.22“Exercise Price” means the price at which a Share may be purchased by a Grantee upon the exercise of an Option, or the price per Share used as the baseline measure for the value of a SAR, as specified in the applicable Award Agreement.
2.23“Fair Market Value” means, as of any applicable date, (a) if the Common Stock is listed on any established stock exchange, the closing sales price for one Share on such date as reported on the stock exchange or market system on which the
Company’s Common Stock is then listed or admitted to trading, or on the previous day on which a sale was reported if no sale of a Share was reported on such date, or (b) if the Common Stock is not listed on an established stock exchange or national market system, the fair market value of a Share as reasonably determined in good faith by the Board in accordance with Code
Section 409A.  For purposes of subsection (b), the determination of such Fair Market Value by the Board will be made no less frequently than every twelve (12) months and will either (x) use one of the safe harbor methodologies permitted under Treasury
Regulation Section 1.409A-1(b)(5)(iv)(B)(2) (or such other similar regulation provision as may be provided) or (y) include, as applicable, the value of tangible and intangible assets of the Company, the present value of future cash flows of the Company,

the market value of stock or other equity interests in similar corporations and other entities engaged in trades or businesses substantially similar to those engaged in by the Company, the value of which can be readily determined through objective means (such as through trading prices or an established securities market or an amount paid in an arm’s length private transaction), and other relevant factors such as control premiums or discounts for lack of marketability and whether the valuation method is used for other purposes that have a material economic effect on the Company, its shareholders or its creditors.
2.24“Grant Date” means the date on which an Award is granted by the Committee or such later date as the Committee may specify to be the effective date of an Award.
2.25“Grantee” means an Eligible Person who has been granted an Award.
2.26“Greater Than 10% Shareholder” means an individual then owning (within the meaning of Section 424(d) of the Code)
more than 10% of the total combined voting power of all classes of stock of the Company or any affiliate corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).
2.27“Incentive Stock Option” means an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code and the regulations thereunder.
2.28“Non-Employee Director” means a member of the Board who is not an employee of the Company or any of its
Subsidiaries, who satisfies the requirements to qualify as a “nonemployee director” under Rule 16b-3.
2.29“Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option within the meaning of Section
422(b) of the Code.
2.30.“Normal Retirement” means a Grantee’s Termination of Service, other than for Cause, due to death or Disability, or on or after (i) the Grantee has reached age sixty-two (62) and (ii) the Grantee has completed five (5) years of service with the
Company or a Subsidiary.
2.31.“Option” means a right to purchase Shares at a specified Exercise Price, granted under Section 8 hereof.  An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-
Employee Directors or consultants of the Company or a Subsidiary shall be Non-Qualified Stock Options.
2.32.“Performance Goal” means the performance criteria determined by the Committee, the degree of attainment of which will affect the amount of the Award the Grantee is entitled to receive or retain.  Performance Goals may contain threshold, target and maximum levels of achievement.
2.33.“Performance Metrics” means the performance criteria assigned to an Award by the Committee, the attainment serves as a basis of the Award, as provided in Section 4.4.
2.34.“Permitted Transferee” means, in respect to a Grantee, any member of the immediate family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of the Grantee’s immediate family, or any partnership, limited liability company, corporation or similar entity of which all of the partners and members or shareholders are such
Grantee or members of the Grantee’s immediate family.  For purposes of this section, the “immediate family” of a Grantee includes the Grantee’s spouse, former spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews, mother-in-law, father-in-law, sons-in-law, daughters-in-law, brothers-in-law, or sisters-in-law, including adoptive relationships.
2.35.“Person” means any individual, sole proprietorship, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.
2.36.“Plan” means this Associated Banc-Corp 2025 Equity Incentive Plan and any appendices hereto.
2.37.“Restricted Stock Award” means any Share issued to an Eligible Person as an Award that are subject to such vesting and transfer restrictions as the Committee shall determine, and such other conditions, as are set forth in the Plan and the applicable Award Agreement.
2.38.“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing a contractual right granted to an Eligible
Person as an Award under the Plan to receive Shares or cash, conditioned on the satisfaction of certain restrictions imposed by the Committee, which may be time-based, performance-based or based upon the occurrence of one or more events or conditions. Any Restricted Stock Unit Award that includes the achievement of specific Performance Goals shall be referred to as a Performance Restricted Stock Unit Award.

2.39.“Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.
2.40.“SEC” means the United States Securities and Exchange Commission, or any successor thereto.
2.41.“Section 16 Person” means a Person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.
2.42.“Services Agreement” means an employment agreement, offer letter, consulting agreement or other written agreement between the Company or a Subsidiary and an Eligible Person, which relates to the terms and conditions of such Person’s employment or other services for the Company or a Subsidiary.
2.43.“Settlement Date” means the payment date for Restricted Stock Units, as described in Section 7.4(b) and as set forth in the applicable Award Agreement.
2.44.“Share” means a share of the Company’s Common Stock.
2.45.“Stock Appreciation Right” or “SAR” means a contractual right granted to an Eligible Person as an Award under the
Plan to receive, as of the date specified in the Award Agreement, an amount equal to the number of Shares with respect to which the SAR is exercised, multiplied by the excess of (a) the Fair Market Value of one Share on the Exercise Date over (b)
the Exercise Price.
2.46.“Subsidiary” means any Person that directly, or through one (1) or more intermediaries, is controlled by the Company and that would be treated as part of a single controlled group of corporations with the Company under Code Sections 414(b)
and 414(c) if the language “at least 50 percent” is used instead of “at least 80 percent” each place it appears in Code Sections
1563(a)(1), (2) and (3) and Treasury Regulation Section 1.414(c)-2.
2.47.“Substitute Award” means an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute
Award” be construed to refer to an award made in connection with the cancellation and re-pricing of an Option.
2.48.“Term” means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or
SAR expires, terminates or is cancelled.
2.49.“Termination of Service” means:
(a)As to a Non-Employee Director, the time when a Grantee who is a Non-Employee Director ceases to be a
Director for any reason, including, without limitation, a termination by resignation, removal, failure to be elected, expiration of a term where there is a term, death or retirement, but excluding terminations where the Grantee simultaneously commences or remains in employment or service with the Company or any Subsidiary.
(b)As to any other Grantee, the time when the Services Agreement between a Grantee and the Company or any
Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, expiration of a term where there is a term, death, Disability or retirement; but excluding terminations where the Grantee simultaneously commences or remains in employment or service with the Company or any Subsidiary.
The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to a Termination of
Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for Cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under such Code section.  For purposes of the Plan, a Grantee’s employee-employer relationship or consultancy relations shall be deemed to be terminated if the Subsidiary employing or contracting with the Grantee ceases to remain a
Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).
Section 3.
Administration
3.1.Committee.
(a)Subject to Section 3.2, the Plan shall be administered by the Committee.  The members of the Committee shall be appointed by the Board from time to time and may be removed by the Board from time to time.  To the extent the

Board considers it desirable to comply with Rule 16b-3, the Committee shall consist of two or more directors of the Company, all of whom are Non-Employee Directors.  The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan, to satisfy such conditions of Rule 16b-3 as then in effect.
(b)Subject to Section 4.4(c), the Committee may delegate, to the fullest extent permitted under applicable law, to appropriate officers of the Company any or all of the authority of the Committee with respect to the grant of Awards to
Grantees, other than Grantees who are executive officers, or are (or are expected to be) Section 16 Persons at the time any such delegated authority is exercised.
3.2.Powers of the Committee.  Subject to and consistent with the provisions of the Plan, the Committee shall have full power, authority and sole discretion as follows:
(a)to determine when, to whom (i.e., what Eligible Persons) and in what types and amounts Awards should be granted;
(b)to grant Awards to Eligible Persons in any number, and to determine the terms and conditions applicable to each Award, including (in each case, based on such considerations as the Committee shall determine) conditions intended to comply with Code Section 409A, the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price, grant price or purchase price, any limitation or restriction, any Performance Metrics or Performance Goals, any schedule for or relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictive covenants, restrictions on exercisability or transferability, and/or vesting based on the passage of time, satisfaction of Performance Goals, or the occurrence of one or more events or conditions;
(c)to determine whether an Award will be subject to minimum vesting requirements under Section 5.3(d);
(d)to determine the benefit payable under any Award and to determine whether any performance, vesting or transfer conditions, including Performance Metrics or Performance Goals, have been satisfied;
(e)to determine whether or not specific Awards shall be granted in connection with other specific Awards;
(f)to determine the Term, as applicable;
(g)to determine the amount, if any, that a Grantee shall pay for Restricted Stock Awards, whether to permit or require the payment of cash dividends thereon to be paid, deferred, or both, and the terms related thereto, and whether any
Shares shall be held in escrow or other custodial arrangement;
(h)to determine (i) whether, to what extent and under what circumstances an Award may be settled in, or the
Exercise Price of an Award may be paid in, cash, Shares, other Awards or other property, (ii) whether an Award may be accelerated, vested, canceled, forfeited or surrendered, (iii) whether any terms of the Award may be waived, (iv) whether to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time or (v) whether to extend the period subsequent to the Termination of
Service within which an Award may continue to vest, be exercised, or both;
(i)to determine with respect to Awards granted to Eligible Persons, whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, in compliance with Code Section 409A, either at the election of the Grantee or if and to the extent specified in the Award
Agreement automatically or at the election of the Committee and to provide for the payment of interest or other rate of return determined with reference to a predetermined actual investment or independently set interest rate, or with respect to other bases permitted under Code Section 409A or otherwise, for the period between the date of exercise and the date of payment or settlement of the Award;
(j)to determine whether a Grantee has a Disability, an Early Retirement or Normal Retirement (including years of service);
(k)to determine whether and under what circumstances a Grantee has incurred a Termination of Service and whether a Termination of Service was for Cause;
(l)to determine whether an Eligible Person is subject to Compensation Limitations;
(m)to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(n)without the consent of the Grantee, to make adjustments in the terms and conditions of, and the criteria in,
Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or a
Subsidiary or the financial statements of the Company or a Subsidiary, or in response to changes in Compensation Limitations or other applicable laws, regulations or accounting principles;
(o)to appoint and delegate responsibility to such agents as the Committee may deem necessary or advisable to administer the Plan;
(p)to determine the terms and conditions of all Award Agreements applicable to Grantees (which need not be identical) and, with the consent of the Grantee (except as provided in this Section 3.2(p), and Sections 5.5 and 11.2), to amend any such Award Agreement at any time; provided, however, that the consent of the Grantee shall not be required for any amendment (i) that does not adversely affect the rights of the Grantee, or (ii) that is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new Compensation Limitation or other applicable law or regulation, or a change in an existing Compensation Limitation or other applicable law or regulation or interpretation thereof, or (iii) to the extent the Award Agreement specifically permits amendment without consent;
(q)to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the
Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards that may from time to time be exercised by a Grantee and requiring the Grantee to enter into restrictive covenants;
(r)to correct any defect, supply any omission or reconcile any inconsistency, and to construe and interpret the
Plan, any rules and regulations adopted hereunder, Award Agreements or any other instrument entered into or relating to an
Award under the Plan; and
(s)to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations, including factual determinations, as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.
3.3.Decision of the Committee Final, Conclusive and Binding.  Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, Subsidiaries, any Grantee, any Eligible Person, any
Person claiming any rights under the Plan from or through any Grantee, and shareholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action.  If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.
3.4.Quorum.  Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.
Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
3.5.Decisions of the Committee and Board.  All determinations of the Committee shall be made by a majority of its members; provided, however, that any determination affecting any Awards made or to be made to a member of the Committee may, at the Board’s election, be made by the Board.
Section 4.
Awards; Shares Subject to the Plan; Adjustments
4.1.Number of Shares Available for Grants.
(a)Subject to adjustment as provided in Section 4.2, the aggregate number of Shares which may be delivered under the Plan shall not exceed the sum of (i) 1,672,000, plus (ii) the total number of remaining Shares that have not been issued under the 2020 Plan as of the Effective Date, plus (iii) the number of Shares that become available under the 2020 Plan after the Effective Date pursuant to forfeiture, termination, lapse, or satisfaction of an Award in cash or property other than
Shares, provided that each share of Common Stock made available under this subsection in connection with the forfeiture, termination, lapse, or satisfaction of Awards other than Options or SARs granted under the 2020 Plan shall increase the number of shares of Common Stock available under this Plan by 2.8 shares. The combined total of (i), (ii), and (iii) of this Section
4.1(a) shall comprise the total Available Shares. Out of such aggregate, the maximum number of Shares that may be covered by
Options that are designated as “incentive stock options” within the meaning of section 422 of the Code shall not exceed the
Available Shares.

(b)For purposes of Section 4.1(a), each Share delivered pursuant to the exercise of an Award shall reduce the
Available Shares by one (1) Share.  If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any Award is settled in cash, the Shares subject to such Award that are not delivered shall again be available for grants under the Plan.  The following Shares may not again be made available for issuance as Awards under the Plan: (i) Shares not issued or delivered as a result of the net settlement of an outstanding
Option or SAR, (ii) Shares used to pay the Exercise Price or withholding taxes related to an outstanding Award, and (iii) Shares repurchased on the open market with the proceeds of the Exercise Price.  To the extent permitted by applicable law or any stock exchange rule, Shares granted pursuant to Substitute Awards shall not be counted against Shares available for grant pursuant to the Plan.  Notwithstanding the provisions of this Subsection 4.1(a), no Shares may again be made subject to an Option or granted if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
(c)The Committee shall from time to time determine the appropriate methodology for calculating the number of
Shares that have been delivered pursuant to the Plan.  Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.
(d)The maximum number of Shares that may be issued under the Plan in this Section 4.1 shall not be affected by
(i) the cash payment of dividends or Dividend Equivalent Units in connection with outstanding Awards; or (ii) any Shares required to satisfy Substitute Awards.  No Non-Employee Director of the Company may be granted Restricted Stock Awards or
Restricted Stock Units with respect to a number of Shares with an aggregate Fair Market Value on the Grant Date exceeding
$500,000 during any year.
4.2.Adjustments in Authorized Shares and Awards.
(a)In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other securities or property), stock split or combination, forward or reverse merger, reorganization, subdivision, consolidation or reduction of capital, recapitalization, consolidation, scheme of arrangement, split‑up, spin‑off or combination involving the Company or repurchase or exchange of Shares, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of: (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the grant or Exercise Price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, (iv)
the number and kind of Shares of outstanding Restricted Stock Awards or relating to any other outstanding Award in connection with which Shares are subject, and (v) the number of Shares with respect to which Awards may be granted to a
Grantee; provided, however, in each case, that with respect to Awards of Incentive Stock Options intended to continue to qualify as Incentive Stock Options after such adjustment, no such adjustment shall be authorized to the extent that such adjustment would cause the Incentive Stock Option to fail to continue to qualify under Code Section 422; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.
(b)Notwithstanding Section 4.2(a) above, any adjustments made pursuant to Section 4.2(a) shall be made in such a manner as to ensure that, after such adjustment, Awards continue to be exempt or otherwise not subject to Code Section 409A
(or if such Awards are already exempt or otherwise not subject to Code Section 409A, so as to comply with the requirements of
Code Section 409A).
4.3.Annual Individual Limitations.  No Grantee may be granted Awards with respect to a number of Shares in any one (1)
year exceeding 400,000 Shares. If a performance-based Award is cancelled, the Shares subject to the cancelled Award continue to count against the maximum number of Shares that may be granted to a Grantee in any year.
4.4.Performance Metrics.
(a)Performance Metrics.  Subject to Section 4.4(d), performance criteria for Awards other than Options and
SARs may be based upon any financial measures or other strategic business criteria as selected by the Committee in its discretion.
(b)Flexibility in Setting Performance Metrics.  The Committee shall set the Performance Metrics.  The levels of performance required with respect to Performance Metrics may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result.  Performance Metrics may differ for Awards to different Grantees.  The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award.  Any one or more of the Performance Metrics may apply to the Grantee, a department, unit, division or function within the Company or any one or more Subsidiaries, and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).
(c)Adjustments.  The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished Performance Goals.  The Committee may not, delegate any responsibility with respect to
Awards.  All determinations by the Committee as to the achievement of the Performance Metric(s) shall be in writing prior to payment of the Award.
(d)Changes to Performance Metrics.  The Committee shall have sole discretion to alter the governing
Performance Metrics without obtaining shareholder approval.
Section 5.
Eligibility and General Conditions of Awards
5.1.Eligibility.  Subject to the provisions herein, the Committee may, from time to time, select from among all Eligible
Persons to whom an Award may be granted and the type and amount of each Award.  No Eligible Person shall have any right to be granted an Award pursuant to the Plan.
5.2.Award Agreement.  Each Award shall be evidenced by an Award Agreement.  To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.  Award Agreements evidencing Incentive
Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
5.3.General Terms and Termination of Service.  Except as provided in an Award Agreement or as otherwise provided below in this Section 5.3, all Options or SARs that have not been exercised, or any other Awards that remain subject to restrictions or which are not otherwise vested or exercisable, at the time of a Termination of Service shall be cancelled and forfeited to the Company.  Any Restricted Stock Award that is forfeited by the Grantee upon Termination of Service shall be reacquired by the Company, and the Grantee shall sign any document and take any other action required to assign such Shares back to the Company.
(a)Options and SARs.  Except as otherwise provided in an Award Agreement:
(i)If the Grantee incurs a Termination of Service due to the Grantee’s death or Disability, the Options or SARs shall become fully vested and exercisable at the time of such Termination of Service, and such Options or
SARs shall remain exercisable for a period of one (1) year from the date of such Termination of Service (but not beyond the original Term).  To the extent the Options or SARs are not exercised at the end of such one (1) year period, the Options or SARs shall be immediately cancelled and forfeited to the Company.
(ii)If the Grantee incurs a Termination of Service due to the Grantee’s Early Retirement or Normal
Retirement, the Options or SARs shall become fully vested and exercisable at the time of such Termination of Service, and such Options or SARs shall remain exercisable for the remainder of their original Term.
(iii)If the Grantee either incurs a Termination of Service by the Company or a Subsidiary without Cause or a Termination of Service, which is voluntary on the part of the Grantee (and not due to such Grantee’s death,
Disability, Early Retirement or Normal Retirement), the Options and SARs may thereafter be exercised, to the extent they were vested and exercisable at the time of such Termination of Service, for a period of sixty (60) days from the date of such Termination of Service (but not beyond the original Term).  To the extent the Options or SARs are not exercised at the end of such sixty (60) day period, the Options or SARs shall be immediately cancelled and forfeited to the Company.  To the extent the Options and SARs are not vested and exercisable on the date of such Termination of
Service, they shall be immediately cancelled and forfeited to the Company.
(iv)If the Grantee incurs a Termination of Service for Cause all Options and SARs shall be immediately canceled and forfeited to the Company.
(b)Restricted Stock Awards.  Except as otherwise provided in an Award Agreement:
(i)If Termination of Service occurs by reason of the Grantee’s death, Disability, Early Retirement or
Normal Retirement, such Grantee’s Restricted Stock Award shall become immediately vested and no longer subject to the applicable restrictions.

(ii)If Termination of Service occurs for any reason other than the Grantee’s death, Disability, Early
Retirement or Normal Retirement while the Grantee’s Restricted Stock Award is subject to a restriction(s), all of such
Grantee’s Restricted Stock Award that is unvested or still subject to restrictions shall be forfeited by the Grantee.
(c)Dividend Equivalent Units.  If Dividend Equivalent Units have been credited with respect to any Award and such Award (in whole or in part) is forfeited, all Dividend Equivalent Units issued in connection with such forfeited Award (or portion of an Award) shall also be forfeited to the Company.  For the avoidance of doubt, no Dividend Equivalent Units will be paid with respect to any Options or SARs.
(d)Minimum Vesting.  Except as otherwise provided pursuant to this Section 5.3 and Section 10, (i) in the case of any Award that is conditioned upon the attainment of specified Performance Goals by the Grantee with the Company or a
Subsidiary (including a division or business unit of the Company or a Subsidiary) and is payable in Shares, the restrictions shall last for no less than one (1) year, or (ii) in the case of an Award that is conditioned solely upon the continuous employment by the Grantee with the Company or a Subsidiary and is payable in Shares, the restrictions shall last for no less than three (3)
years.  Except as otherwise provided pursuant to this Section 5.3 and Section 10, during the mandated one-year and three-year period of restrictions, as applicable, the Committee may not waive the restrictions for all or any part of such Award.
Notwithstanding the foregoing, the Committee shall have the authority under this Section 5.3(d) to accelerate, vest or waive restrictions with respect to any Awards (that are subject to the minimum vesting restrictions set forth above) that (A) (exclusive of the accelerations, vesting and waivers permitted pursuant to clauses (B) and (C) below) do not, in the aggregate, exceed five percent (5%) of the Available Shares under the Plan (as such number may be adjusted or increased from time to time pursuant to the Plan), (B) occur in connection with a Change in Control, or (C) occur, with a respect to any Grantee, in connection with the death, Disability, Early Retirement or Normal Retirement of such Grantee.
(e)Waiver.  Notwithstanding anything to the contrary in the Plan, the Committee may in its sole discretion as to all or part of any Award that is not subject to the one-year or three-year minimum vesting requirements specified in Section
5.3(d), at the time the Award is granted or thereafter, (i) determine that Awards shall become exercisable or vested, or restrictions shall lapse, (ii) determine that Awards shall continue to become exercisable or vested in full or in installments, or restrictions shall continue to lapse, after a Termination of Service, (iii) extend the period for exercise of Options or SARs following a Termination of Service (but not beyond the original Term), or (iv) provide that any Award shall, in whole or in part, not be forfeited upon such Termination of Service.
5.4.Non-transferability of Awards.
(a)Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative.
(b)No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, however, that the designation of a Beneficiary to receive benefits in the event of the Grantee’s death, or a transfer by the Grantee to the Company with respect to the Restricted Stock Award, shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance for purposes of this Section 5.4(b).  If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a Beneficiary or Beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee.  A transferee, Beneficiary, guardian, legal representative or other
Person claiming any rights under the Plan from or through any Grantee shall be subject to the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such
Persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.
(c)Notwithstanding Sections 5.4(a) and 5.4(b) above, to the extent provided in the applicable Award Agreement,
Non-Qualified Stock Options may be transferred, without consideration, to a Permitted Transferee.  Such Award may be exercised by such Permitted Transferee in accordance with the terms of such Award.
(d)Nothing herein shall be construed as requiring the Committee to honor the order of a domestic relations court regarding an Award, except to the extent required under applicable law.
5.5.Cancellation and Rescission of Awards.  Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexercised or unsettled Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan, or is in violation of any restrictive covenant or other agreement with the Company or a Subsidiary.
5.6.Substitute Awards.  The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate under the circumstances, grant Substitute Awards under the Plan.

5.7.Exercise by Non-Grantee.  If any Award is exercised as permitted by the Plan by any Person other than the Grantee, the exercise notice shall be accompanied by such documentation as may reasonably be required by the Committee, including, without limitation, evidence of authority of such Person or Persons to exercise the Award and, if the Committee so specifies, evidence satisfactory to the Company that any death taxes payable with respect to such Shares have been paid or provided for.
5.8.No Cash Consideration for Awards.  Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.
5.9.At-Will Employment.  Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Grantee any right to continue in the employ of, or as a director for, the Company or any Subsidiary, or interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Grantee and the Company or any Subsidiary.
5.10.Stand-Alone and Tandem Awards.  Awards granted pursuant to the Plan may be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan.  Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
Section 6.
Restricted Stock Awards
6.1.Grant of Restricted Stock Award.  Subject to and consistent with the provisions of the Plan, the Committee is authorized to grant Restricted Stock Awards, at any time and from time to time, to Eligible Persons on such terms and conditions as the Committee shall determine.
6.2.Award Agreement.  Each Restricted Stock Award grant shall be evidenced by an Award Agreement that shall specify the restrictions, the number of Shares subject to the Restricted Stock Award, and such other provisions not inconsistent with the provisions of the Plan as the Committee shall determine.  The Committee may impose such restrictions on any Restricted Stock
Award as it deems appropriate, including time-based restrictions, restrictions based upon the achievement of specific
Performance Goals, restrictions based on the occurrence of a specified event, restrictions under applicable laws or pursuant to a regulatory entity with authority over the Company or a Subsidiary, and/or a combination of any of the above.
6.3.Consideration for Restricted Stock Award.  The Committee may require payment by the Grantee of a specified purchase price in connection with any Restricted Stock Award.
6.4.Vesting.  Shares subject to a Restricted Stock Award shall become vested and transferable as specified in the applicable Award Agreement and in accordance with Section 5.3(d).  For purposes of calculating the number of Restricted
Stock Award Shares that become vested and transferable, Share amounts shall be rounded down to the nearest whole Share amount, unless otherwise specified in the applicable Award Agreement.
6.5.Effect of Forfeiture.  If a Restricted Stock Award is forfeited, and if the Grantee was required to pay for such
Restricted Stock Award Shares or acquired such Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Stock Award Shares to the Company at a price equal to the lesser of (a) the amount paid by the Grantee for such Restricted Stock Award or the Exercise Price, as applicable, and (b) the Fair Market Value of a Share on the date of such forfeiture.  The Company shall pay to the Grantee the deemed sale price as soon as administratively practical.  Such
Restricted Stock Award shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the
Company’s tender of payment for such Restricted Stock Award.
6.6Escrow; Legends.  The Committee shall cause Grantee’s Restricted Stock Award Shares to be evidenced by a restricted book entry account with the Company’s transfer agent.  If any Restricted Stock Award Shares become nonforfeitable or vested and transferable, the Company shall cause certificates for such Shares to be delivered without such legend or shall cause a release of restrictions on a book entry account maintained by the Company’s transfer agent.
6.7.Shareholder Rights in Restricted Stock Awards.  Restricted Stock Award Shares, whether held by a Grantee or in escrow or other custodial arrangement by the Secretary of the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or Award Agreement.  At the time of a grant of a Restricted Stock
Award, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional amounts of Restricted Stock Awards. The Committee may, in its discretion, provide for payment of interest on deferred cash dividends.

Section 7.
Restricted Stock Units
7.1.Grant of Restricted Stock Units.  Subject to and consistent with the provisions of the Plan and applicable requirements of Code Sections 409A(a)(2), (3) and (4), the Committee is authorized, at any time and from time to time, to grant Restricted
Stock Units to Eligible Persons, in such amount and upon such terms as the Committee shall determine.  A Grantee shall have no voting rights with respect to Restricted Stock Units.
7.2.Award Agreement.  Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the restrictions, the number of Shares subject to the Restricted Stock Units granted, and such other provisions not inconsistent with the Plan or Code Section 409A as the Committee shall determine.  The Committee may impose such restrictions on
Restricted Stock Units as it deems appropriate, including time-based restrictions, restrictions based on the achievement of specific Performance Goals, restrictions based on the occurrence of a specified event, restrictions under securities laws or pursuant to a regulatory entity with authority over the Company or a Subsidiary, and/or a combination of any of the above, provided that such restrictions are in accordance with Section 5.3(d) if applicable. Any Restricted Stock Unit Award that includes the achievement of specific Performance Goals shall be referred to as a Performance Restricted Stock Unit Award
Agreement.
7.3.Dividend Equivalent Units.
(a)Grants of Dividend Equivalent Units.  The Committee is authorized to grant Awards of Dividend Equivalent
Units alone or in conjunction with Awards of Restricted Stock Units, on such terms and conditions as the Committee shall determine in accordance with the Plan and Code Section 409A.  Dividend Equivalent Units shall be subject to the same vesting requirements and conditions that apply to the underlying Award, and shall be settled at the same time as the underlying Award.
Unless otherwise provided in the Award Agreement or in this Section 7, if the Grantee incurs a Termination of Service prior to the date such Dividend Equivalent Units accrue, the Grantee’s right to such Dividend Equivalent Units shall be immediately forfeited.
(b)Crediting of Dividend Equivalent Units.  In the case of a Grantee to whom an Award of Dividend Equivalent
Units is granted in conjunction with an Award of Restricted Stock Units, except as otherwise provided in an Award Agreement, whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalent Units shall be credited to such
Grantee on all Restricted Stock Units credited thereto as of the record date for such dividend or distribution.  Such Dividend
Equivalent Units shall be credited to the Grantee and paid in cash upon the settlement of the Restricted Stock Unit. However, if the Grantee defers the issuance of Shares with respect to a Restricted Stock Unit Award, the Dividend Equivalent Units shall be credited in the form of additional Shares. The number of Shares shall be calculated by dividing the aggregate value of such
Dividend Equivalent Units by the Fair Market Value of a Share as of the initial Settlement Date described in Section 7.4(b)
below, and shall be rounded down to the nearest whole number of Shares. Such Shares shall be paid pursuant to the deferral of the Shares as described in Section 14.7.
7.4.Settlement of RSUs.  The Company shall settle Restricted Stock Unit Awards by delivering to the holder thereof
(which may be the Grantee or the Grantee’s Beneficiary, as applicable) a number of Shares equal to the whole number of
Shares underlying such Award of Restricted Stock Units (or a specified portion in the event of any partial settlement); provided however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Shares in lieu of delivering only Shares for vested Restricted Stock Units.  If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of the Shares as of the date on which the Restricted Stock Units becomes vested, or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement, with respect to each vested Restricted Stock Unit.
(a)Fractional Shares.  If the Restricted Stock Units are settled in Shares, any fractional Shares underlying the
Restricted Stock Units subject to an Award and remaining on the Settlement Date shall either be forfeited or distributed in cash in an amount equal to the Fair Market Value of a Share as of the Settlement Date multiplied by the remaining fractional
Restricted Stock Unit, as determined by the Committee.
(b)Settlement Date.  Unless otherwise provided in an Award Agreement, the Settlement Date for all Restricted
Stock Units shall be as soon as administratively practical following when restrictions applicable to an Award of Restricted
Stock Units have lapsed, but in no event shall such Settlement Date be later than March 15 of the year following the year in which the restrictions applicable to an Award of Restricted Stock Units have lapsed.  Notwithstanding the foregoing, for
Restricted Stock Units which are Deferred Compensation Awards, if the settlement of such Restricted Stock Units is payable to a “specified employee” (within the meaning of Treasury Regulation Section 1.409A-1(i)), then the Settlement Date, to the extent the restrictions have lapsed due to the Grantee’s Termination of Service, shall not be before the date that is six (6)
months after the date of such Termination of Service (or, if earlier, such Grantee’s death).  Unless otherwise provided in an
Award Agreement (e.g., with respect to Early Retirement or Normal Retirement), in the event of a Grantee’s Termination of

Service prior to the lapse of such restrictions, such Grantee’s Restricted Stock Units shall be immediately cancelled and forfeited to the Company.
Section 8.
Stock Options
8.1.Grant of Options.  Subject to and consistent with the provisions of the Plan, the Committee is authorized to grant
Options to Eligible Persons in such number, upon such terms, and at such times and from time to time as the Committee determines in its sole discretion.
8.2.Award Agreement.  Each Option grant shall be evidenced by an Award Agreement in such form as the Committee may approve that shall specify the Grant Date, the Exercise Price, the Term (which shall be ten (10) years from its Grant Date unless the Committee otherwise specifies a shorter period in the Award Agreement), the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable, whether the Option is subject to automatic exercise as discussed in Section 8.6(c), and such other provisions (including restrictions) not inconsistent with the provisions of the Plan as the Committee shall determine.
8.3.Exercise Price.  The Exercise Price shall be determined by the Committee; provided, however, that such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.  Subject to the
adjustment allowed in Section 4.2, or as otherwise permissible under this Section 8.3, neither the Committee nor the Board shall have the authority or discretion to change the Exercise Price of any outstanding Option.  With the approval of shareholders, the
Committee or the Board may amend or replace previously granted Options or SARs in a transaction that constitutes “repricing,”
which for this purpose means any of the following or any action that has the same effect: (a) lowering the Exercise Price of an
Option or SAR after it is granted; (b) any other action that is treated as a repricing under generally accepted accounting principles; (c) cancelling an Option or SAR at a time when its Exercise Price exceeds the Fair Market Value of the underlying
Common Stock, in exchange for another Award, other equity, cash or other property; provided, however, that the foregoing transactions shall not be deemed a repricing if done pursuant to an adjustment authorized under Section 4.2.
8.4.Vesting.  Options shall become vested and exercisable as specified in the applicable Award Agreement.
8.5.Grant of Incentive Stock Options.  At the time of the grant of any Option, the Committee may, in its discretion, designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option.
Any Option designated as an Incentive Stock Option:
(a)shall be granted only to an employee of the Company or a Subsidiary under Treasury Regulation §1.421-7(h)
with respect to the Company or any Subsidiary that qualifies as a "subsidiary corporation" with respect to the Company for purposes of Section 424(f) of the Code.  For the avoidance of doubt, individuals who are not subject to United States income tax shall not be eligible for the grant of Incentive Stock Options and shall instead receive Non-Qualified Stock Options;
(b)shall have an Exercise Price of not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, and, if granted to a Greater Than 10% Shareholder, have an Exercise Price not less than one hundred ten percent (110%) of the Fair Market Value of a Share on its Grant Date;
(c)shall have a Term of not more than ten (10) years (five (5) years if the Grantee is a Greater Than 10%
Shareholder) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award
Agreement;
(d)shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which
Incentive Stock Options (whether granted under the Plan or any other equity incentive plan of the Company or a Subsidiary) are exercisable for the first time by such Grantee during any calendar year, determined in accordance with the provisions of Code
Section 422, which exceeds $100,000;
(e)shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the
Current Grant and all Incentive Stock Options previously granted under the Plan or any other equity incentive plan of the
Company or a Subsidiary which are exercisable for the first time during a calendar year would exceed $100,000, be, as to the portion in excess of $100,000, exercisable as a separate Non-Qualified Stock Option at such date or dates as are provided in the grant;
(f)shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to holding periods and certain disqualifying dispositions), within ten (10) days of such a disqualifying disposition;

(g)shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a Beneficiary to exercise the
Grantee’s Incentive Stock Option after the Grantee’s death; and
(h)shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Code Section 422 for an Incentive Stock Option, be treated for all purposes of the Plan, except as otherwise provided in subsections (d) and (e) above, as a Non-Qualified Stock Option.
Notwithstanding the foregoing and Sections 3.2(p) and 11.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such
Option from being treated as an Incentive Stock Option.
8.6.Exercise and Payment.
(a)Exercise. Except as may otherwise be provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of an electronic notice to the Company setting forth the number of Shares to be exercised, accompanied by full payment (including any applicable tax withholding) for the Shares made by any one or more of the following means on the Exercise Date (or such other date as may be permitted in writing by the Secretary of the Company):
(i)in cash or by cash equivalent acceptable to the Committee; or
(ii)to the extent permitted by the Committee in its sole discretion in an Award Agreement or otherwise:
(A)in Shares valued at the Fair Market Value of such Shares on the Exercise Date;
(B)through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the Exercise Price;
(C)by reducing the number of Shares otherwise deliverable upon the exercise of the Option by the number of Shares having a Fair Market Value on the Exercise Date equal to the Exercise Price;
(D)by a combination of the methods described above; or
(E)by such other method as may be approved by the Committee and set forth in the Award
Agreement.
(b)Payment. Upon the Committee’s determination that an Option has been properly exercised by the Grantee in accordance with Section 8.6(a) above, the Company shall distribute to the Grantee the applicable number of Shares specified in the exercise notice for which full payment has been made. The Company shall distribute such Shares as soon as practically possible following the Exercise Date.
(c)Exercise Timing. Unless an Option is cancelled and forfeited earlier in accordance with the terms of this Plan and the applicable Award Agreement, the Grantee shall forfeit the Option to the extent it is not exercised by the end of the
Term. However, an Award Agreement may provide for an automatic exercise of the Option at the end of the Term if certain conditions are met. If an Award Agreement contains such a provision, the Option shall be deemed exercised in accordance with the terms of the Award Agreement.
Section 9.
Stock Appreciation Rights
9.1.Grant of SARs.  Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person on a standalone basis or in tandem with an Option.  The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.
9.2.Award Agreements.  Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve, which shall specify the Grant Date, the Exercise Price, the Term (which shall be ten (10) years from its Grant Date unless the Committee otherwise specifies a shorter period in the Award Agreement), the number of Shares to which the SAR pertains, the time or times at which such SAR shall be exercisable and such other provisions (including restrictions) not inconsistent with the provisions of the Plan as shall be determined by the Committee.

9.3.Exercise Price.  The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided, however, that the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the
Grant Date of the SAR.
9.4.Vesting.  Shares subject to a SAR shall become vested and exercisable as specified in the applicable Award
Agreement.
9.5.Exercise and Payment.  Except as may otherwise be provided by the Committee in an Award Agreement, SARs shall be exercised by the delivery of a written notice to the Company, setting forth the number of Shares with respect to which the
SAR is to be exercised.  No payment of a SAR shall be made unless applicable tax withholding requirements have been satisfied in accordance with Section 13.1 or otherwise.  Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.
9.6.Grant Limitations.  The Committee may at any time impose any other limitations or restrictions upon the exercise of
SARs that it deems necessary or desirable in order to achieve desirable tax results for the Grantee or the Company.
Section 10.
Change in Control
10.1.Acceleration of Vesting.  Unless otherwise provided in the applicable Award Agreement, upon the occurrence of (a) a
Change in Control, and (b) a Grantee’s involuntary Termination of Service (other than due to Cause) that occurs during the two
(2) year period immediately following such Change in Control event, such Award shall become vested, all restrictions shall lapse and all Performance Goals shall be deemed to be met, as applicable; provided, however, that no payment of an Award shall be accelerated to the extent such payment would cause such Award to be subject to the adverse tax consequences under
Code Section 409A.  The Committee may, in its discretion, include such further provisions and limitations with respect to a
Change in Control in any Award Agreement as it may deem desirable.
10.2.Special Treatment in the Event of a Change in Control.  In order to maintain the Grantee’s rights upon a Change in
Control with respect to an Award, the Committee, as constituted before such event, may, in its sole discretion, as to any such
Award, either at the time the Award is made hereunder or any time thereafter: (a) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; and/or (b) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving entity after such Change in Control.
Additionally, in the event of any Change in Control with respect to Options and SARs, the Committee, as constituted before such Change in Control, may, in its sole discretion (except as may be otherwise provided in the Award Agreement): (a) cancel any outstanding unexercised Options or SARs (whether or not vested) that have an Exercise Price that is greater than the
Change in Control Price (defined below); or (b) cancel any outstanding unexercised Options or SARs (whether or not vested)
that have an Exercise Price that is less than or equal to the Change in Control Price in exchange for a cash payment of an amount equal to (x) the difference between the Change in Control Price and the Exercise Price, multiplied by (y) the total number of Shares underlying such Option or SAR that are vested and exercisable at the time of the Change in Control.  The
Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem desirable.  The “Change in Control Price” means the lower of (a) the per-Share Fair Market Value as of the date of the Change in Control, or (b) the price paid per Share as part of the transaction which constitutes the Change in Control.
10.3.Definition of Change in Control.  For purposes of this Plan, a Change in Control means:
(a)with respect to Awards other than Deferred Compensation Awards:
(i)An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2)
of the Exchange Act) (for purposes of this Section 10.3, a “Person”) of beneficial ownership (within the meaning of
Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”), or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the
“Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 10.3(a)(i), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary, or (iv) any acquisition by any entity pursuant to a transaction that complies with Section 10.3(a)(iii)(A), Section 10.3(a)(iii)(B) and Section 10.3(a)(iii)(C); or
(ii)A change in the composition of the Board such that the individuals who, as of the Effective Date of this Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the
Board; provided, however, that, for purposes of this Section 10.3(a)(ii), any individual who becomes a member of the
Board subsequent to the date of the Effective Date of this Plan whose election, or nomination for election by the
Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the

Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be considered as a member of the Incumbent Board; or
(iii)The consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or securities of another entity by the Company or any of its
Subsidiaries (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners, respectively, of the Outstanding
Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business
Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock (or, for a noncorporate entity, equivalent securities) and the combined voting power of the then-
outstanding voting securities entitled to vote generally in the election of directors (or, for a noncorporate entity, equivalent body or committee), as the case may be, of the entity resulting from such Business Combination (including an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding
Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Business
Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such
Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the then-outstanding shares of common stock (or, for a noncorporate entity, equivalent securities) of the entity resulting from such Business
Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or, for a noncorporate entity, equivalent body or committee) of the entity resulting from such
Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
(iv)The approval by the shareholders of the Company of a complete liquidation or dissolution of the
Company.
(b)with respect to Deferred Compensation Awards, the occurrence of one or more of any of the following:
(i)A Change in the Ownership of the Company.  A change in ownership of the Company shall occur on the date that any one Person, or more than one Person acting as a “Group” (as defined below), acquires ownership of stock of the Company that, together with stock held by such Person or Group, constitutes more than fifty percent
(50%) of the total fair market value or total voting power of the stock of the Company; provided, however, that, if any one Person, or more than one Person acting as a Group, is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same
Person or Persons is not considered to cause a change in the ownership of the Company.
(ii)A Change in the Effective Control of the Company.  A change in the effective control of the
Company occurs on the date that any one Person, or more than one Person acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of the Company possessing thirty-five percent (35%) or more of the total voting power of the stock of the
Company; provided, however, that, if any one Person, or more than one Person acting as a Group, is considered to effectively control the Company, the acquisition of additional control of the Company by the same Person or Persons is not considered a change in the effective control of the Company.
(iii)A Change in the Ownership of a Substantial Portion of the Company’s Assets.  A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one Person, or more than one
Person acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total Gross Fair Market Value (as defined below) equal to eighty-five percent (85%) or more than the total Gross Fair Market Value of all of the assets of the
Company immediately prior to such acquisition or acquisitions; provided, however, that, a transfer of assets by the
Company is not treated as a change in the ownership of such assets if the assets are transferred to:
(A)a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;
(B)an entity, fifty percent (50%) or more of the total Fair Market Value or voting power of which is owned, directly or indirectly, by the Company;

(C)a Person, or more than one Person acting as a Group, that owns, directly or indirectly, fifty percent (50%) or more of the total Fair Market Value or voting power of all the outstanding stock of the
Company; or
(D)an entity, at least fifty percent (50%) of the total Fair Market Value or voting power of which is owned, directly or indirectly, by a Person described in Section 10.3(b)(iii)(C).
For purposes of this Section 10.3(b):
“Gross Fair Market Value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets;
“Group” shall have the meaning ascribed to such term in Treasury Regulations Section 1.409A-3(i)(5)(v)(B), (vi)(D)
or (vii)(C), as applicable;
stock ownership shall be determined under Code Section 409A; and
any interpretation or determination of the Committee regarding the payment of Deferred Compensation Awards in connection with a Change in Control shall take into account any applicable guidance and regulations under Code Section 409A, and shall be made with the intent to comply with Code Section 409A.
Section 11.
Amendments and Termination
11.1.Amendment and Termination.
(a)Subject to Section 11.2, the Board may at any time amend, alter, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s shareholders, provided that (i) any amendment shall be subject to the approval of the Company’s shareholders if (A) such approval is required by any federal or state law or regulation or any stock exchange or automated quotation system on which the Shares may then be listed or quoted or (B) such amendment would decrease the minimum vesting requirements under Section 5.3(d); and (ii) any Plan amendment or termination will not impermissibly accelerate the timing of any payments that constitute nonqualified deferred compensation under Code Section
409A and result in adverse tax consequences under Code Section 409A.
(b)Subject to Section 11.2, the Committee may amend the terms of any Award Agreement, prospectively or retroactively, in accordance with the terms of the Plan.
11.2.Previously Granted Awards.  Except as otherwise specifically provided in the Plan (including Sections 3.2(m), 3.2(p),
5.5, 11.1 and this Section 11.2) or an Award Agreement, no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan or an Award Agreement without the written consent of the Grantee of such Award.  Notwithstanding the foregoing, the Board or the Committee (as applicable) shall have the authority to amend the Plan and outstanding Awards to the extent necessary or advisable to account for changes in applicable law, regulations, rules or other written guidance (including Compensation Limitations) without a Grantee’s consent.
Section 12.
Beneficiary Designation
Each Grantee under the Plan may, from time to time, name any Beneficiary or Beneficiaries (who may be named contingently or successfully) to receive any benefit under the Plan in case of the Grantee’s death before the Grantee receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee’s lifetime.
In the absence of any such designation, the Grantee’s estate shall be the Grantee’s Beneficiary.
Section 13.
Withholding
13.1.Required Withholding.
(a)The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or a SAR, upon the lapse of restrictions on an Award or upon payment of any benefit or right under the
Plan, the Grantee may be required or may be permitted to elect to make payment for the withholding of federal, state and local taxes, including payroll taxes, by one or a combination of the following methods:
(i)payment of an amount in cash equal to the amount to be withheld;

(ii)requesting the Company to withhold from those Shares that would otherwise be received upon exercise of an Option or a SAR, upon the lapse of restrictions on, or upon settlement of, any other Award, a number of
Shares having a Fair Market Value equal to the amount to be withheld; or
(iii)withholding from any compensation otherwise due to the Grantee.
The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or a SAR or in connection with the settlement of any other Award to be satisfied by withholding Shares pursuant to Subsection 13.1(a)(iii) above shall not exceed the maximum amount of taxes, including payroll taxes, required to be withheld under federal, state and local law.  An election by Grantee under this Section 13.1(a) is irrevocable.  Any fractional share amount and any additional withholding not paid by the withholding or surrender of
Shares must be paid in cash.  If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements, unless otherwise provided in the Award Agreement.
(b)Any Grantee who makes a disqualifying disposition (as described in Section 8.5(f)) or an election under Code
Section 83(b) shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in Section 13.1(a).
(c)No Award shall be settled, whether in cash or in Shares, unless the applicable tax withholding requirements have been met to the satisfaction of the Committee.
13.2.Notification under Code Section 83(b).  If the Grantee, in connection with the exercise of any Option, or the grant of a
Restricted Stock Award, makes the election permitted under Code Section 83(b) to include in such Grantee’s gross income in the year of transfer the amounts specified in Code Section 83(b), then such Grantee shall notify the Company of such election within ten (10) days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b).  The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.
Section 14.
General Provisions
14.1.Governing Law.  The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Wisconsin, other than its law respecting choice of laws and applicable federal law.
14.2.Severability.  If any provision of this Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, it shall be stricken and the remainder of the Plan and any such Award shall remain in full force and effect.
14.3.Successors.  All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
14.4.Requirements of Law.  The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges or markets as may be required.  Notwithstanding any provision of the Plan or any Award Agreement, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (or any Subsidiary) shall not be obligated to deliver any
Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee, the Company or a Subsidiary of any applicable law or regulation.
14.5.Securities Law Compliance.  If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any securities exchange or market upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable.  All evidence of Share ownership delivered pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the
Committee may deem advisable under the rules, regulations or other requirements of the SEC, any securities exchange or market upon which Shares are then listed, and any applicable securities law.  If so requested by the Company, the Grantee shall make a written representation and warranty to the Company that the Grantee will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless the Grantee shall have furnished to the Company an opinion of counsel, in form and substance satisfactory to the Company, that such registration is not required.
If the Committee determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which any of the Company’s equity securities are listed, then the Committee may postpone any such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.
14.6.Clawback.  Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and the requirements of any exchange on which the Company's shares are listed for trading, any
Company policy, or to comport with good corporate governance practices, in each case, as in effect from time to time to recoup compensation of whatever kind paid by the Company at any time to a Grantee under this Plan.
14.7.Deferrals of Payment.  The Committee may in its discretion permit a Grantee to defer the receipt of payment of cash or delivery of Shares that would otherwise be due to the Grantee by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award; provided, however, that such discretion shall not apply in the case of a Stock Option or Stock Appreciation Right that is intended to satisfy the requirements of Treasury Regulations Section 1.409A-1(b)(5)(i)(A)
or (B).  If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.
14.8.Section 409A.  To the extent applicable and notwithstanding any other provision of the Plan, the Plan and Award
Agreements hereunder shall be administered, operated and interpreted in accordance with Code Section 409A, including, without limitation, any regulations or other guidance that may be issued after the date on which the Board approves the Plan;
provided, however, in the event that the Committee determines that any amounts payable hereunder may be taxable to a Grantee under Code Section 409A prior to the payment and/or delivery to such Grantee of such amount, the Company may (a) adopt such amendments to the Plan and related Award, and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder, and/or (b) take such other actions as the Committee determines necessary or appropriate to comply with or exempt the Plan and/or Awards from the requirements of Code Section 409A, including
Department of Treasury guidance and other interpretive materials as may be issued after the date on which the Board approves the Plan.  The Company and its Subsidiaries make no guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan, and, notwithstanding the above provisions and any agreement or understanding to the contrary, if any Award, payments or other amounts due to a Grantee (or the Grantee’s Beneficiaries, as applicable) results in, or causes in any manner, the application of any adverse tax consequence under Code Section 409A or otherwise to be imposed, then the
Grantee (or the Grantee’s Beneficiaries, as applicable) shall be solely liable for the payment of, and the Company and its
Subsidiaries shall have no obligation or liability to pay or reimburse (either directly or otherwise) the Grantee (or the Grantee’s
Beneficiaries, as applicable) for, any such adverse tax consequences.  If any Deferred Compensation Award is payable to a
“specified employee” (within the meaning of Treasury Regulation Section 1.409A-1(i)), then such payment, to the extent payable due to the Grantee’s Termination of Service and not otherwise exempt from Code Section 409A, shall not be paid before the date that is six (6) months after the date of such Termination of Service (or, if earlier, such Grantee’s death).
14.9.Mitigation of Excise Tax.  If any payment or right accruing to a Grantee under the Plan (without the application of this
Section 14.9), either alone or together with other payments or rights accruing to the Grantee from the Company or a Subsidiary, would constitute a “parachute payment” (as defined in Code Section 280G), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Code Section 4999 or being disallowed as a deduction under Code Section 280G.  The determination of whether any reduction in the rights or payments under the Plan is to apply shall be made by the Committee in good faith after consultation with the Grantee, and such determination shall be conclusive and binding on the Grantee.  The
Grantee shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose.  The foregoing provisions of this Section 14.9 shall apply with respect to any Person only if, after reduction for any applicable federal excise tax imposed by Code Section 4999 and federal income tax imposed by the Code, the total payments accruing to such Person would be less than the amount of the total payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only federal income taxes.  Notwithstanding the foregoing, in the event a Grantee is a party to a Services Agreement with the Company or a Subsidiary that provides for more favorable treatment for the Grantee regarding Code Section 280G, including, but not limited to, the right to receive a gross-up payment for the excise tax under Code Section 4999, such agreement shall be controlling.

14.10.No Rights as a Shareholder.  No Grantee shall have any rights as a shareholder of the Company with respect to the
Shares (except as provided in Section 6.7 with respect to Restricted Stock Awards) that may be deliverable upon exercise or payment of such Award until such Shares have been delivered to such Grantee.
14.11.Awards Not Taken into Account for Other Benefits.  Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or a Subsidiary, except as such plan shall otherwise expressly provide, or (b) any
Services Agreement between the Company or a Subsidiary and the Grantee, except as such agreement shall otherwise expressly provide.
14.12.Services Agreement Supersedes Award Agreement.  In the event a Grantee is a party to a Services Agreement with the
Company or a Subsidiary that provides for vesting or extended exercisability of equity compensation Awards on terms more favorable to the Grantee than the Grantee’s Award Agreement or this Plan, the Services Agreement shall be controlling;
provided that (a) if the Grantee is a Section 16 Person, any terms in the Services Agreement requiring Compensation
Committee of the Board, Board or shareholder approval in order for an exemption from Section 16(b) of the Exchange Act to be available shall have been approved by the Compensation Committee of the Board, the Board or the shareholders, as applicable, and (b) the Services Agreement shall not be controlling to the extent the Grantee and the Company or Subsidiary agree it shall not be controlling, and (c) a Services Agreement or modification to a Services Agreement shall be deemed to modify the terms of any pre-existing Award only if the terms of the Services Agreement expressly so provide.
14.13.Non-Exclusivity of Plan.  The adoption of the Plan by the Board or its submission to the shareholders of the Company for approval shall not be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees as it may deem desirable.
14.14.No Trust or Fund Created.  The Plan or any Award shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Grantee or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.
14.15.No Right to Continued Employment or Awards.  No Eligible Person shall have the right to be selected to receive an
Award under this Plan or, having been so selected, to be selected to receive a future Award.  The grant of an Award shall not be construed as giving a Grantee the right to be retained in the employ or as a service provider of the Company or any Subsidiary or to be retained as a director of the Company or any Subsidiary.  Further, the Company or a Subsidiary may at any time terminate the employment or services of a Grantee free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.
14.16.Military Service.  Awards shall be administered in accordance with Code Section 414(u) and the Uniformed Services
Employment and Reemployment Rights Act of 1994.
14.17.Construction.  The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine genders include the neuter gender.  The headings of sections and subsections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.
14.18.No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the
Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional
Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
14.19.Plan Document Controls.  This Plan and each Award Agreement constitute the entire agreement with respect to the subject matter hereof and thereof; provided, however, that in the event of any inconsistency between the Plan and such Award
Agreement, the terms and conditions of the Plan shall control.
14.20.Compensation Limitations.  Notwithstanding anything in the Plan to the contrary, (a) no payment or benefit hereunder will be provided to a Grantee if any such payment or benefit would violate any applicable Compensation Limitations and (b)
the Board or Committee (as applicable in accordance with Section 11) may amend the Plan or an Award Agreement at any time, without the consent of the Grantee, to the extent it determines necessary to comply with any applicable Compensation
Limitations.
B-1
APPENDIX B: RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure are set forth below:

Adjusted Financial Results
End of period core customer deposits(a)			Year-over- year growth
($ in thousands)	4Q24	4Q23
Total deposits	$34,648,434	$33,446,049	3.6%
Network transaction deposits	(1,758,388)	(1,566,139)
Brokered CDs	(4,276,309)	(4,447,479)
Core customer deposits	$28,613,737	$27,432,431	4.3%

End of period adjusted loans(b)			Year-over- year growth
($ in thousands)	4Q24	4Q23
Loans	$29,768,586	$29,216,218	1.9%
Mortgage portfolio loans transferred to held for sale	722,943	—
Adjusted loans	$30,491,529	$29,216,218	4.4%

Adjusted revenue growth(b)	YTD December		Year-over- year growth
($ in thousands)	2024	2023
Net interest income	$1,047,248	$1,039,573
Noninterest (loss) income	(9,407)	63,182
Total revenue	$1,037,841	$1,102,755	(5.9)%
Loss on mortgage portfolio sale	130,406	136,239
Net loss on sale of investments	148,183	64,940
Adjusted revenue	$1,316,430	$1,303,934	1.0%

Adjusted noninterest expense growth(b)	YTD December		Year-over- year growth
($ in thousands)	2024	2023
Noninterest expense	$818,397	$813,682	0.6%
Loss on prepayments of FHLB advances	(14,243)	—
FDIC special assessment	—	(30,597)
Adjusted noninterest expense	$804,154	$783,085	2.7%

Variable Compensation Programs Adjusted Results
Adjusted earnings(b)		YTD December
($ in thousands)		2024	2023
Net income available to common equity		$111,645	$171,456
Loss on mortgage portfolio sale		130,406	136,239
Provision on initiatives		1,459	(3,380)
Net loss on sale of investments		148,183	64,940
Loss on prepayments of FHLB advances		14,243	—
FDIC assessment(c)		—	37,825
Interest income impacts from initiatives		(2,846)	—
Tax effect		(38,016)	(56,570)
Adjusted net income available to common equity		$365,074	$350,510

Adjusted net income after tax(b)		YTD December
($ in thousands)		2024
Net income		$123,145
Loss on mortgage portfolio sale, net		130,406
Provision on initiatives		1,459
Net loss on sale of investments		148,183
Loss on prepayments of FHLB advances		14,243
Interest income impacts from initiatives		(2,846)
Tax effect		(38,016)
Adjusted net income after tax		$376,574

(a) Management believes core customer deposits is a meaningful measure as it reflects the Corporation’s realized efforts to attract and deepen our consumer and commercial relationships.
(b) Management believes the adjusted measures incorporating the impacts of the balance sheet repositionings that the Corporation announced in the fourth quarters of
2024 and 2023 and the FDIC special assessment are meaningful measures as they reflect adjustments commonly made by management, investors, regulators, and analysts to provide greater understanding of ongoing operations and enhanced comparability of results with prior periods.

(c) The 2023 ratio has been adjusted to exclude an additional $38 million of expense for certain FDIC assessments.  $7 million of the additional expense relates to the increase in the initial base deposit insurance assessment rate that began in 2023 and the remaining $31 million related to the special assessment due to bank failures incurred in the fourth quarter of 2023.

B-2

Adjusted revenue before LTCC and operating leverage(a)	YTD December		Operating leverage	Adjusted operating leverage
($ in thousands)	2024	2023
Net interest income	$1,047,248	$1,039,573
Noninterest income	(9,407)	63,182
Revenue before LTCC	$1,037,841	$1,102,755	(5.89)%
Loss on mortgage portfolio sale	130,406	136,239
Net loss on sale of investments	148,183	64,940
Interest income impacts from initiatives	(2,846)	—
Adjusted revenue before LTCC	$1,313,584	$1,303,934		0.74%

Noninterest expense	$818,397	$813,682	0.58%
Loss on prepayments of FHLB advances	(14,243)	—
FDIC special assessment	—	(30,597)
Adjusted noninterest expense	$804,154	$783,085		2.69%
			(6.47)%	(1.95)%

Pay Versus Performance Adjusted Results
2023 Operating leverage(a)	YTD December		Operating leverage	Adjusted operating leverage
($ in thousands)	2023	2022
Net interest income	$1,039,573	$957,321
Noninterest income	63,182	282,370
Revenue before LTCC	$1,102,755	$1,239,691	(11.05)%
Loss on mortgage portfolio sale	136,239	—
Net loss on sale of investments	64,940	—
Adjusted revenue before LTCC	$1,303,934	$1,239,691		5.18%

Noninterest expense	$813,682	$747,063	8.92%
FDIC assessment(b)	(37,825)	—
Adjusted noninterest expense	$775,857	$747,063		3.85%
			(19.97)%	1.33%

2022 Operating leverage	YTD December		Operating leverage
($ in thousands)	2022	2021
Net interest income	$957,321	$725,855
Noninterest income	282,370	332,364
Revenue before LTCC	$1,239,691	$1,058,219	17.15%

Noninterest expense	$747,063	$709,924	5.23%
			11.92%

2021 Operating leverage(c)	YTD December		Operating leverage	Adjusted operating leverage
($ in thousands)	2021	2020
Net interest income	$725,855	$762,957
Noninterest income	332,364	514,056
Revenue before LTCC	$1,058,219	$1,277,013	(17.13)%
Gain on the sale of Associated Benefits and Risk Consulting	—	(163,287)
Adjusted revenue before LTCC	$1,058,219	$1,113,726		(4.98)%

Noninterest expense	$709,924	$776,034	(8.52)%	(8.52)%
			(8.61)%	3.54%

(a) Management believes the adjusted measures incorporating the impacts of the balance sheet repositionings that the Corporation announced in the fourth quarters of
2024 and 2023 and the FDIC special assessment are meaningful measures as they reflect adjustments commonly made by management, investors, regulators, and analysts to provide greater understanding of ongoing operations and enhanced comparability of results with prior periods.

(b) The 2023 ratio has been adjusted to exclude an additional $38 million of expense for certain FDIC assessments.  $7 million of the additional expense relates to the increase in the initial base deposit insurance assessment rate that began in 2023 and the remaining $31 million related to the special assessment due to bank failures incurred in the fourth quarter of 2023.

(c) Management believes the adjusted measure related to the pre-tax gain on the June 30, 2020 sale of Associated Benefits and Risk Consulting is a meaningful measure as it reflects an adjustment commonly made by management, investors, regulators, and analysts to provide greater understanding of ongoing operations and enhanced comparability of results with prior periods.

Associated Banc-Corp

ASSOCIATED BANC-CORP
433 MAIN STREET
GREEN BAY, WI 54301

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ASSOCIATED BANC-CORP

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors. | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Nominees:**

01) R. Jay Gerken
02) Judith P. Greffin
03) Michael J. Haddad
04) Andrew J. Harmening
05) Robert A. Jeffe
06) Rodney Jones-Tyson
07) Eileen A. Kamerick
08) Gale E. Klappa
09) Kristen M. Ludgate
10) Cory L. Nettles
11) Owen J. Sullivan
12) Karen T. van Lith
13) John (Jay) B. Williams

**The Board of Directors recommends you vote FOR proposals 2, 3 and 4.**

**NOTE:** In their discretion, the proxies are authorized to consider and vote upon any other matters which may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|

**All votes must be received by 11:59 P.M., Eastern Time, April 28, 2025.**

**All votes for 401(k) participants must be received by**

**11:59 P.M., Eastern Time, April 24, 2025.**

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice, Proxy Statement and Form 10-K are available at www.proxyvote.com.

V62133-P25950-Z89380

## Annual Meeting of Associated Banc-Corp
## to be held on Tuesday, April 29, 2025
## for Holders as of March 7, 2025
## This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Randall J. Erickson and Laura Skilton-Verhoff, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Associated Banc-Corp which the undersigned is entitled to vote at said meeting or any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

**THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS IN ITEM 1 AND "FOR" THE PROPOSALS IN ITEMS 2, 3 AND 4.**

**Continued and to be signed on reverse side**